As filed with the Securities and Exchange Commission on February 28, 2005

Securities Act File No. 333-

Investment Company Act File No. 811-21733

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

PRE-EFFECTIVE AMENDMENT NO.       ☐

POST-EFFECTIVE AMENDMENT NO.       ☐

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

AMENDMENT NO.      ☐

THE ENDOWMENT FUND, INC.

(Exact Name of Registrant as Specified in its Charter)

4265 San Felipe

9th Floor

Houston, Texas 77027

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (713) 993-4675

A. Haag Sherman

The Endowment Fund, Inc.

4265 San Felipe

9th Floor

Houston, Texas 77027

(Name and address of agent for service)

PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

Keith T. Robinson

Dechert LLP

1775 I Street, NW

Washington, DC 20006

Approximate Date Of Proposed Public Offering:

As soon as practicable after the effective date of this registration statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box):

☒ when declared effective pursuant to section 8(c)

☐ immediately upon filing pursuant to paragraph (b)

☐ on (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)

☐ on (date) pursuant to paragraph (a)

If appropriate, check the following box:

☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐ This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is -             .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	AMOUNT BEING REGISTERED	PROPOSED MAXIMUM OFFERING PRICE PER UNIT	PROPOSED MAXIMUM AGGREGATE OFFERING PRICE	AMOUNT OF REGISTRATION FEE
Common Stock, par value $0.001 per share	700,000	$15.00	$10,500,000.00	$1,235.85

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS

(                    , 2005)

Subject to Completion Preliminary Prospectus dated                     , 2005

THE ENDOWMENT FUND, INC.

700,000 Common Shares

$15.00 per Share

The Endowment Fund, Inc. (the “Fund”) is a recently formed Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund will seek to allocate the proceeds of its offering to more than 20 investment managers or advisers (“Investment Managers”), generally through investments in a wide range of private investment partnerships (including hedge funds), separate accounts and other investment vehicles (“Investment Funds”) managed by the Investment Managers. The Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across all market cycles. To achieve its objective, the Fund will provide its shareholders (the “Shareholders”) with access to a broad range of investment strategies and asset categories (collectively, “Asset Classes”), Investment Managers and overall asset allocation services typically available on a collective basis to larger institutions.

The Fund has elected to be treated as an “interval” fund pursuant to applicable law. Accordingly, the Fund will offer to repurchase its Shares (hereafter defined) on a semi-annual basis to provide its Shareholders with a further degree of liquidity in addition to any secondary market that may occur upon listing of the Shares on a national securities exchange (the “Exchange”), as discussed below. It is expected that the directors will authorize repurchases of 5% of the Fund’s outstanding Shares under each repurchase offer.

The Fund intends to make an election under Subchapter M under the Internal Revenue Code of 1986, as amended (the “Code”). for tax-exempt investors, dividends paid by the Fund will generally not constitute unrelated business taxable income (“UBTI”). Accordingly, pension plans, 401(k) plans and other tax exempt investors generally will not be subject to federal income taxes for UBTI as a result of their ownership of shares in the Fund (“Shares”). See “Tax Matters.”

Investments in hedge funds and other similar investment vehicles, whether directly or indirectly through vehicles such as the Fund, are speculative and pose special risks, including that hedge funds do not afford the same level of protection to investors as mutual funds that are registered with the Securities and Exchange Commission (“SEC”). The Fund cannot guarantee that its investment objective will be achieved or that its portfolio design and risk monitoring strategies will be successful. SEE “ RISK FACTORS.” beginning on page 5 of this Prospectus.

PROSPECTUS

(                        , 2005)

This prospectus (“Prospectus”) applies to the offer and sale of Shares of the Fund which the Fund intends to apply for listing on the [            ] exchange under the ticker symbol “[            ].” This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional important information (“SAI”), dated                             , 2005, has been filed with the SEC. You can receive a copy of the SAI, and the Fund’s annual and semi-annual reports to shareholders without charge, by writing to 4265 San Felipe, Suite 900, Houston, Texas 77027 or by calling David J. Clifford at 1-800-725-9456, or on the Fund’s website at www.[    ].com. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page [    ] of this Prospectus. You can also obtain the SAI and other information about the Fund on the SEC’s website (http://www.sec.gov).

The Shares are being offered by the underwriters named herein (the “Underwriters”). It is expected that delivery of the Shares will be made in book-entry form through the facilities of [                        ] on or about                         , 2005.

	Price to Public	Sales Charge(1)	Proceeds to Fund(2)
Per Share	$15.00	$0.675	$14.325
Total(3)	$10,500,000	$472,500	$10,027,500

(1)	The underwriters named in this Prospectus have the option to purchase up to [ ] additional Common Shares at the public offering price, less the Sales Charge, within 45 days from the date of this Prospectus to cover over-allotments. If the underwriters exercise this option in full, the total price to the public, the sales charge, and proceeds to the Fund, before expenses would be [ ], [ ], and [ ].
(2)	The aggregate expenses of the offering are estimated to be $[ ], which represents $0.[ ] per Common Share issued (assuming the exercise of the over-allotment option).
(3)	The Fund has agreed to indemnify the Underwriters named herein against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). See “PURCHASING SHARES.”

Pending investment in the Fund, the proceeds of the initial public offering (“Offering”), will be placed in an interest-bearing cash account, for the benefit of Shareholders. After the closing of an Offering, the balance in the cash account, including any interest earned, will be invested pursuant to the Fund’s investment policies. See “USE OF PROCEEDS.” The Funds expects that it may make subsequent Offerings of the Shares on a monthly basis. An investor must purchase at least             Shares totaling $             (the minimum initial investment amount) to participate in the initial Offering. For any subsequent Offerings of Shares, existing shareholders must purchase additional shares in an amount equal to $             of Shares, and investors that are not then Shareholders must purchase Shares in an amount that is at least equal to the minimum initial investment amount. See “PURCHASING SHARES.”

Prior to this Offering, there has been no public or private market for the Shares. Because the Fund is a closed-end investment company, Shareholders will not be able to redeem their Shares on a daily basis nor will they be able to exchange their Shares for those of another fund.

PROSPECTUS

(                        , 2005)

In an attempt to provide Shareholders with a degree of liquidity, the Fund has applied for listing on the [            ] under the trading symbol     . Shares of closed-end investment companies tend to trade at a discount to net asset value (“NAV”) and initial offering price. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell Shares purchased in this Offering soon after the completion of this Offering. The risk that the Shares will trade at a discount to NAV is separate and distinct from the risk that the Fund’s NAV will decrease.

The Fund provides an additional, limited degree of liquidity to Shareholders by making semi-annual offers to repurchase a minimum of 5% of its outstanding Shares at current NAV, with the first repurchase occurring after the expiration of the first full semi-annual period (on a calendar basis) after the closing of the Offering (e.g., if the Offering closes on September 30, 2005, then the closing of the first calendar semi-annual period will be on June 30, 2006). In the event of oversubscription for a repurchase offer, generally the Fund will repurchase Shares on a pro rata basis.

This Prospectus provides important information that you should know about the Fund before investing and retain for reference. You should not construe the contents of this Prospectus as legal, tax or financial advice, however. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The Fund has not authorized any dealer, salesperson or other person to provide you any information or to represent anything not contained in this Prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This Prospectus is an offer to sell or a solicitation of an offer to buy the securities it describes, but only under the circumstances and in jurisdictions where it is lawful to do so.

Neither the SEC nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

Sanders Morris Harris Inc.

The date of this Prospectus is                     , 2005.

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur during its first year of operations and that Shareholders can expect to bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
Sales Charge (as a percentage of purchase amount)(1)	[4.50%]
Dividend Reinvestment and Cash Purchase Plan Fees(2)	[ %]

ANNUAL EXPENSES (as a percentage of net assets)
Investment Management Fee	[1.50%]
Administration Fees(3)	[ %]
Other Expenses (including the Fund’s organizational expenses, insurance costs, directors’ fees and initial placement costs)(4)	[ %]
TOTAL ANNUAL EXPENSES (including the Fund’s organizational and initial placement expenses)	[ %]

(1)	For a description of the manner in which the Sales Charge may be reduced and of other compensation paid to the Underwriters by the Fund and others, see “PURCHASING SHARES.”
(2)	Shareholders will pay brokerage charges if they direct the plan agent to sell their Shares held in a dividend reinvestment account. See “DISTRIBUTION POLICY— Automatic Dividend Reinvestment Plan.”
(3)	For a description of the administration fees payable to the Independent Administrator, see “Fund Expenses”. Shareholders also indirectly bear a portion of the asset-based fees and other expenses indirectly incurred by the Fund as an investor in the Investment Funds or in connection with the allocation of the assets of the Fund to Sub-Advisers that manage assets on a Separate Account basis. As a recently formed fund, the Fund may not be able to ascertain the amounts of such fees, allocations and expenses. However, the SEC may in the future require specific disclosure concerning the amounts of these fees and expenses, in which event such disclosure would be provided in accordance with instructions provided by the SEC or its staff.
(4)	Because the Fund is newly organized, this amount is an estimate based on net assets of the Fund of [ ] million (the size of the Offering, less the Sales Charge and other offering expenses). This figure includes the Fund’s organizational expenses, which are not expected to exceed [ ] in the aggregate.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. “Other Expenses,” as shown above, is an estimate based on anticipated contributions to the Fund and anticipated expenses for the first year of the Fund’s operations, and includes, among other things, professional fees and other expenses that the Fund will bear directly, and custody fees and expenses, including the Fund’s organizational expenses and Offering costs. For a more complete description of the various fees and expenses of the Fund, see “INVESTMENT MANAGEMENT FEE,” “ADMINISTRATION,” “FUND EXPENSES,” “REPURCHASES OF SHARES,” and “PURCHASING SHARES.”

The following example is intended to help Shareholders compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at net asset value, or NAV, and that the percentage amounts listed under annual expenses remain the same in the years shown. The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund.

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Example

A Shareholder would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$	$	$	$

The example is based on the aggregate annual fees and expenses of the Fund set out on the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the investment advisory fee paid by the Fund.

PROSPECTUS SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in the Fund. Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus.

THE FUND

The Fund is a recently formed Maryland corporation that is registered under the Investment Company Act as a non-diversified, closed-end management investment company. The Fund is managed by Endowment Advisers, L.P. (the “Adviser”), a Delaware limited partnership registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Fund is designed to provide investors with the same investment expertise (including, access to Investment Funds and asset allocation) used by large institutions, particularly larger university endowments, in managing their investment portfolios. Many of these investors employ “modern portfolio theory”, which provides that an investor can reduce volatility and generate more consistent investment returns over time by allocating assets among a wide variety of asset classes that, among other things, exhibit a relatively low (or even negative) correlation to one another. Like these investors, the Fund attempts to generate more consistent long-term returns by allocating assets among up to ten Asset Classes (set forth below). In addition, within these Asset Classes, the Fund allocates assets to Investment Funds based on its due diligence criteria. By utilizing this disciplined investment approach, the Adviser believes that the Fund can provide investors with a portfolio that has typically only been accessible to larger institutions and university endowments. There can be no assurances that the Adviser will be able to successfully implement its investment program, as set forth herein, or that the Fund will generate returns consistent with those of larger institutions and/or university endowments.

The Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across all market cycles. The Fund will attempt to achieve this objective through:

1.	Allocation among a broad range of Asset Classes and Investment Managers;

2.	Access to Quality Investment Managers; and

3.	Capital Allocation Decisions.

In particular, it is intended that the Fund will provide the Shareholders (through their investments in the Fund) with access to Asset Classes, Investment Funds and overall asset allocation services that, on a collective basis, are typically available to larger institutions, such as major university endowments, in order to seek consistent returns and relatively low volatility.

In addition, the Fund intends to list its Shares on the [            ], which will provide the Fund’s investors with the potential for greater liquidity than an investment directly in the underlying Investment Funds (which may restrict investors’ ability to withdraw their funds to specific periods of time).

The Fund has elected to be treated as an “interval” fund pursuant to applicable law. Accordingly, the Fund will offer to repurchase its Shares on a semi-annual basis to provide its Shareholders with a further degree of liquidity in addition to any secondary market that may occur upon listing of the Shares on the Exchange. As an interval fund, the Fund will conduct, subject to applicable Maryland law, semi-annual tender offers for between 5% and 25% of its outstanding Shares as determined by the Fund’s directors. It is anticipated that the Directors will authorize repurchases of 5% of its outstanding Shares on a semi-annual basis.

INVESTMENT OBJECTIVE AND STRATEGIES

The Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across all market cycles. To achieve its objective, the Fund will provide its Shareholders with access to Asset Classes, Investment Managers and overall asset allocation services typically available on a collective basis typically only to larger institutions. The Fund generally will pursue its investment objective by allocating its assets to the Investment Funds, including private partnerships, limited liability companies, registered investment companies and other investment vehicles, which are managed by a group of Investment Managers identified by the Adviser. The Fund intends to have investments that are allocated broadly across markets, Asset Classes and risk profiles.

The term “private partnerships,” as used throughout this Prospectus, refers to limited partnerships, limited liability companies or other investment vehicles that are private and issue interests to investors that meet certain suitability standards. In general, these interests are subject to underlying lock-ups, are not freely tradable and/or have substantial transfer restrictions and no active trading market, but may have certain rights as to redemption.

The Asset Classes in which the Investment Managers may invest include, but are not limited to:

•	Domestic Equity;

•	International Equity/Emerging Markets;

•	Global/Opportunistic Equity;

•	Alternative Class; Absolute Return;

•	Traditional Fixed Income;

•	Enhanced Fixed Income;

•	Private Equity;

•	Real Estate;

•	Energy/Natural Resources; and

•	Commodities/Gold

The Adviser’s investment committee (the “Investment Committee”) has developed a pool of potential Investment Funds to consider for investment. The Investment Committee identifies Investment Funds based on quantitative, qualitative or due diligence criteria. Once a diverse pool of potential Investment Funds has been identified, the Investment Committee will determine an allocation for the Fund’s assets across the pool, in such proportions of the Fund’s assets as the Investment Committee may from time to time determine (“Asset Allocation Ranges”). This due diligence effort is then revisited from time to time for the life of the Fund. On a periodic basis, it is anticipated that existing and prospective Investment Managers will be reviewed by the Adviser. Based on this review, the Investment Committee may then elect to make additional incremental investments in those Investment Managers, select new Investment Managers, either to partially or wholly replace existing Investment Managers and/or to give the Fund greater exposure to the Asset Class in which the Investment Manager invests. See “Investment Program,” “Principal Investment Strategies” and “Due Diligence and Manager Selection.”

Additional information regarding the strategies expected to be utilized by the Investment Managers is set forth under “INVESTMENT OBJECTIVE AND STRATEGIES—Investment Strategies.” There can be no assurance that the Fund’s investment objective will be achieved or that its portfolio design and risk monitoring strategies will be successful.

THE OFFERING

The Fund is offering [700,000] Shares at an initial offering price of $[15.00] per share through a group of underwriters (the “Underwriters”) led by Sanders Morris Harris Group Inc. (“Sanders Morris”). An investor must purchase at least [    ] Shares ($[    ]) in order to participate in the Offering. The Fund has given the Underwriters an option to purchase up to              additional Shares at the public offering price, less the Sales Charge, within 45 days from the date of this prospectus to cover over-allotments. The Fund expects it will make subsequent Offerings of Shares accepted on a monthly basis at NAV. In any Subsequent Offering of Shares, existing Shareholders must purchase additional Shares in an amount equal to at least $             and investors that are not then Shareholders must purchase Shares in an amount that is at least equal to the minimum initial investment amount. The Fund reserves the right to suspend the subsequent Offerings or to accept purchases on a basis more or less frequent than once a month. See “PURCHASING SHARES.”

USE OF PROCEEDS

The proceeds of the Offering will be invested in the Investment Funds in accordance with the Fund’s investment objective and principal strategies as soon as practicable after the closing of the initial public offering.

The proceeds of any subsequent Offering will also be invested in the Investment Funds in accordance with the Fund’s investment objective and principal strategies as soon as practicable after the receipt of funds from Shareholders.

Pending the investment of the proceeds of any Offering with the Investment Funds, a portion of the proceeds of the offering may be invested in short-term, high quality debt securities, money market funds, or cash to, among other things, maintain liquidity to meet repurchase requests and operational needs. See “USE OF PROCEEDS.”

RISK FACTORS

An investment in the Fund involves certain risks and special considerations. Listed below are summaries of several of such risks and considerations.

•	The performance of the Fund depends upon the ability of the Adviser to select Investment Managers and Investment Funds in which the Fund will invest, and on the success of the Investment Managers in managing the assets of the Investment Funds. See “GENERAL RISKS—Dependence on the Adviser and the Investment Managers.”

•

The Fund will have prescribed Asset Allocation Ranges in which the Adviser will allocate the assets of the Fund. However, within these Asset Allocation Ranges, the Adviser will have the discretion to underweight or overweight allocations to Asset Classes from a risk/reward perspective. There is no assurance that its decisions in this

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regard will be successful, or that the Fund will have the ability to change these allocations when the Adviser determines it is advisable to do so, although the Adviser will have to provide notice to the Shareholders of any such changes (as provided herein).

•	The Fund is a non-diversified, closed-end management investment company (commonly referred to as a “closed-end fund”). Unlike shareholders of open-end funds (which are generally referred to as “mutual funds”), shareholders of closed-end funds do not have the right to redeem their shares on a daily basis at a price based on NAV. Rather, if a shareholder of closed-end fund wishes to sell his or her shares, he or she must trade them on the market at the market price prevailing at that time. Shares of closed-end funds frequently trade at a discount from NAV.

•	Certain Investment Funds may use investment strategies and techniques that involve greater risks than the strategies typically used by open-end registered investment companies (i.e., mutual funds). Although the Investment Funds will invest in equity and debt securities, certain of them may also invest in and trade equity-related instruments, debt-related instruments, currencies, financial futures, swap agreements, and other types of instruments. In addition, the Investment Funds may sell securities short and use a wide range of other investment techniques, including derivative instruments used for both hedging and non-hedging purposes. The use of such instruments and techniques may be an integral part of an Investment Fund’s investment strategy, and may increase the risk to which the Fund’s portfolio is subject.

•	Investment Managers may consider it appropriate, subject to applicable regulations, to utilize forward and futures contracts, options, swaps, other derivative instruments, short sales, margin and other forms of leverage in their investment programs. Such investment techniques can substantially increase the adverse impact of investment risks to which the Fund’s investment portfolio may be subject.

•	Certain of the Investment Funds may invest in private securities for which there is no readily available market and that are generally illiquid. In addition, certain of these investments carry a high degree of risk.

•	The Investment Funds may invest a substantial portion of their assets in securities of non-U.S. issuers and the governments of non-U.S. countries. These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including, but not limited to, currency fluctuations, political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments.

•	The Fund is a recently formed entity that has no operating history. In addition, certain of the Investment Funds in which the Fund invests may have limited or no operating histories.

•

In order to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code, the Fund must distribute substantially all of its net investment income and capital gains to shareholders. This obligation may prevent the

Fund from taking advantage of attractive investment opportunities. Moreover, if the Fund does not generate sufficient cash flows from operations, it may be forced to sell investments at disadvantageous times, and in amounts that the Adviser would not otherwise contemplate, or to borrow money, in order to make such distributions.

•	Subchapter M of the Code imposes strict requirements for the source of income, diversification of investments and the distribution and timely reporting of income and gains. To assure compliance with these requirements, the Fund will invest only in Investment Funds that have agreed to provide the Fund, or a third party designee thereof (the “Pricing Agent”), with “portfolio transparency”, i.e., the identity of each issuer of each security held by an Investment Fund, the class or type of such security, and the value of such security (or security-related position, derivative instrument and other investment or asset) held by the Investment Fund, which may limit the choice of Investment Managers that can be selected by the Fund. If an Investment Fund is unwilling or unable to continue to provide portfolio transparency, the Adviser will take appropriate action to assure that the Fund meets the requirements of Subchapter M, based on a consideration of, among other things, the nature of the information that is not being provided to the Fund; the size of the Fund’s investment in the Investment Fund; whether failure to provide portfolio transparency is temporary or permanent; and, if temporary, the expected duration of the lack of portfolio transparency. If deemed appropriate by the Adviser, the Fund may request that the Investment Fund redeem or repurchase the Fund’s interest in the Investment Fund.

•	Legal, tax and regulatory changes may occur which may materially adversely affect the Fund. Additionally, there are certain tax risks associated with an investment in the Fund.

•	Investment Managers will charge the Fund asset-based fees, and certain Investment Managers will also be entitled to receive performance-based fees or allocations. Such fees and performance-based compensation are in addition to the fees charged to the Fund by the Adviser. Investors could avoid the additional level of fees and expenses at the Fund level by investing directly with the Investment Funds, although access to many Investment Funds may be limited or unavailable.

•	Performance-based allocations may create incentives for Investment Managers to make risky investments, and may be payable by the Fund to an Investment Manager based on an Investment Fund’s positive returns even if the Fund’s overall returns are negative.

•	Investment Funds generally will not be registered as investment companies under the Investment Company Act and, therefore, the Fund as an investor in Investment Funds will not have the benefit of the protections afforded by the Investment Company Act. Investment Managers may not be registered as investment advisers under the Advisers Act, in which case the Fund as an investor in Investment Funds managed by such Investment Managers will not have the benefit of certain of the protections afforded by the Advisers Act.

•	Market prices generally will not be readily available for most Investment Funds in which the Fund invests. The valuation of the Fund’s investments in Investment Funds are ordinarily based upon valuations provided to it by the Investment Managers of such Investment Funds or, in many cases, the administrators of those Investment Funds. The Fund’s valuation committee reviews the valuation procedures used by Investment Managers. In addition, the valuation committee, or its delegates, undertakes additional due diligence to determine the reliability of valuations provided for Investment Funds, including the periodic cross-checking of (i) values of the Fund’s interest in an Investment Fund, as provided by the Investment Fund, against (ii) the values of the Investment Fund’s individual portfolio investments, as reported by the Investment Fund pursuant to its agreement to provide the Fund, or a third party designee thereof (the “Pricing Agent”), with “portfolio transparency.”

•	There are risks associated with the Fund’s semi-annual repurchases, including the fact that if a repurchase offer is over-subscribed, a Shareholder may not be able to liquidate all or a given percentage of the Shareholder’s investment at net asset value, the repurchase offers may not eliminate or reduce any discount at which Fund shares trade and the Fund may have to liquidate portfolio securities to meet repurchase requests, forcing the Fund to sell assets it would not otherwise sell. Repurchase offers may also have the effect of decreasing the size of the Fund, reducing investment opportunities and increasing its expense ratio.

No guarantee or representation is made that the investment program of the Fund or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that the Fund will achieve its investment objective.

A more detailed discussion of the risks associated with an investment in the Fund can be found under “RISK FACTORS.”

MANAGEMENT OF THE FUND

Under the supervision of the Board and pursuant to an investment management agreement (“Investment Management Agreement”), Endowment Advisers, L.P., an investment adviser registered under the Advisers Act, serves as the Fund’s Adviser. The Adviser is owned by Salient Endowment Enterprises, LLC (a limited liability company controlled by Messrs. Andrew B. Linbeck, Jeremy L. Radcliffe and A. Haag Sherman) (“SEE”), Sanders, Morris, Harris Group, Inc., an investment firm based in Houston, Texas (Nasdaq National Market: SMHG) and the managing underwriter of the Fund (“Sanders Morris”), MWY Consulting, LLC (a limited liability company controlled by Mark W. Yusko) (“MWY”) and John A. Blaisdell, J. Matthew Newtown, John E. Price and Adam L. Thomas (individually). The foregoing individuals, together with SEE, Sanders Morris and MWY are collectively referred to herein as the “Principals.” Messrs. Blaisdell, Linbeck, Sherman and Yusko are also members of the Investment Committee of the Adviser. See “MANAGEMENT OF THE FUND—The Adviser.” In accordance with the Investment Management Agreement, the Adviser may engage one or more sub-advisers to manage portions of the Fund’s investment portfolio. (See “MANAGEMENT OF THE FUND –The Sub-Adviser.”)

CONFLICTS OF INTEREST

The Adviser and the Principals and certain affiliates thereof (the “Related Parties”) provide other investment management services to other funds and discretionary managed accounts that follow an investment program certain aspects of which are similar to certain aspects of the Fund’s investment program or that replicate certain Asset Classes (or portions thereof) within the Fund’s investment program. The Adviser and other Related Parties are involved with a broad spectrum of financial services and asset management activities, and may, for example, engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund or the Shareholders. The trading activities of the Related Parties are carried out without references to positions held directly or indirectly by the Fund. In addition and more significantly, the Related Parties may be involved with other investment programs, investment partnerships or separate accounts that use Investment Managers or Investment Funds that are either already a part of the Fund’s portfolio or that may be appropriate for investment by the Fund (collectively, “Opportunities”). In some cases, these Investment Funds may be capacity constrained. Towards that end, Mr. Yusko, along with his affiliates (including an investment advisory firm that he controls, Morgan Creek Capital Management) and Salient Partners, L.P. (the “Fund Affiliates”) have agreed to ratably allocate Opportunities to funds and other accounts that they manage, including the Fund (collectively, the “Accounts”), ratably based on the amount that is suitable for investment by each such Account (based on, among other things, size of portfolio, current portfolio allocations, risk profile, investment objectives and liquidity restraints), subject to their sole and absolute discretion. Any sub-adviser retained by the Adviser will adopt similar policies. Though the Fund Affiliates have agreed to provide capacity of Opportunities ratably to Accounts (including the Fund) based on the relative demand of each, the Fund Affiliates have sole and absolute discretion to determine such demand and the Fund Affiliates may determine that certain Opportunities are either not suitable for the Fund and/or the Fund may not gain all of the capacity to the Opportunities that it desires as a result of participation in such Opportunities by other Accounts. Accordingly, the Fund may not have exposure or may have reduced exposure with respect to these Investment Funds (that comprise Opportunities). The Fund’s operations may give rise to other conflicts of interest that could disadvantage the Fund and the Shareholders. See “CONFLICTS OF INTEREST”.

FEES AND EXPENSES

The Fund bears its own operating expenses including, without limitation, its organizational expenses. A more detailed discussion of the Fund’s expenses can be found under “FUND EXPENSES.”

Investment Management Fee. The Fund will pay the Adviser an investment management fee equal to [1.50%] (on an annualized basis) of the Fund’s month end NAV, paid monthly in arrears (the “Investment Management Fee”). See “INVESTMENT MANAGEMENT FEE.”

Fees for Administrator, Custodian, Transfer Agent and Dividend Disbursement Agent. The Fund will retain [                        ], [address], to provide administrative services for the Fund. The custodian of the Fund’s assets (the “Custodian”) will be [name] [address]. [Name], [address], will serve as the Fund’s transfer agent and dividend disbursement agent, as well as the plan agent (the “Plan Agent”) for the Fund’s dividend re-investment plan (the “Plan”). The Fund will pay                          a monthly fee computed at an annual rate of     % (on an annualized basis) of the Fund’s month end assets. These fees will be paid out of the Fund’s assets, which will decrease the net profits or increase the net losses of the Fund. See “FUND EXPENSES.”

Organizational Expenses. The Fund’s organizational and Offering expenses (“Organizational Expenses”), which are separate from and in addition to those fees previously discussed, will be borne by the Fund. The Fund’s organizational and offering expenses are not expected to exceed [$ ].

EXCHANGE LISTING

Prior to this offering, there has been no market for the Shares. The Fund will apply to list the Shares on the [            ] under the trading symbol “ “. If the Shares are approved for listing on the [            ], an investment in the Shares may be more liquid than an investment directly in the underlying Investment Funds.

REPURCHASES OF SHARES

In order to provide Shareholders an additional degree of liquidity and the opportunity to receive net asset value, or NAV, on the disposition of Shares, the Fund will make semi-annual offers to repurchase its Shares at the then-current NAV. The repurchase offers will be limited, however, to a specified percentage of the Fund’s outstanding Shares, which will range from no less than 5% and no more than 25% for each repurchase offer. It is expected that the Directors will authorize repurchases of 5% of the Fund’s outstanding Shares. In the event of oversubscription for a repurchase offer, generally the Fund will repurchase Shares on a pro rata basis. The repurchase offers will be made pursuant to a fundamental policy of the Fund that may be changed only with the approval of Shareholders. See “REPURCHASES OF SHARES.”

DISTRIBUTION POLICY

The Fund will pay dividends on the shares annually in amounts representing substantially all of the net investment income, if any, earned each year. The Fund will pay substantially all of any taxable net capital gains realized on investments to shareholders at least annually.

An automatic reinvestment plan is available for any Shareholder who wishes to purchase additional shares using dividends and/or capital gains distributions paid by the Fund. Shares will be issued under the reinvestment plan at the net asset value per share on the ex-dividend date; there is no sales charge or other charge for reinvestment. The automatic reinvestment plan may be terminated by the Fund at any time. See “DISTRIBUTION POLICY.”

BORROWINGS BY THE FUND

The Fund may borrow money or issue any senior security, to the extent permitted under the Investment Company Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided that in no event shall the Fund be entitled to borrow money in an amount greater than 10% of its NAV (as calculated immediately after any borrowing of money and the use of proceeds therefrom), unless this percentage limitation is increased or lowered by the affirmative vote of a majority of the Fund’s Shares, as defined by the Investment Company Act.

PORTFOLIO TRANSACTIONS

The Fund anticipates that many of its transactions will be effectuated directly with Investment Funds, and such transactions will generally not be subject to brokerage commissions. In some instances, however,

x

the Fund may incur expenses in connection with effecting portfolio transactions, including the payment of brokerage commissions, placement fees or fees payable to Investment Funds or parties acting on or behalf of or at the direction of Investment Funds and some of these transactions may be effectuated through affiliates, such as Sanders Morris. The Fund will bear such brokerage fees, placement fees and transaction costs. See “PORTFOLIO TRANSACTIONS” and “CONFLICTS OF INTEREST”.

VALUATION

The net asset value (“NAV”) of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses. The Fund will calculate its NAV on the last business day of each calendar week as of the close of regular business of the Exchange, which is generally 4:00 p.m. Eastern time (“Market Close”). In addition, the Fund will calculate its NAV as of the Market Close on each of the five business days preceding any deadline for the making of repurchase requests by Shareholders. The Valuation Committee of the Fund will oversee the valuation of the Fund’s investments, including in interests in the Investment Funds, in accordance with written policies and procedures (the “Valuation Procedures”) that the Board has approved for purposes of determining the value of securities held by the Fund, including the fair value of the Fund’s investments in Investment Funds. In addition, as a part of its responsibilities, the Valuation Committee reviews the valuation procedures of the underlying Investment Funds to determine whether such procedures are in compliance with the valuation procedures adopted by the Fund. See “CALCULATION OF NET ASSET VALUE; VALUATION.”

TAXATION

The Fund intends to qualify and elect to be treated as a regulated investment company (“RIC”) under the Code. The Code requires among other things that RICs meet certain source of income, diversification and distribution requirements. To assure compliance with these requirements, the Fund will invest only in Investment Funds that have agreed to provide the Fund, or a third party designee thereof (the “Pricing Agent’), with “portfolio transparency,” i.e., the identity of each issuer of each security held by an Investment Fund, the class or type of such security, and the value of such security (or security-related position, derivative instrument and other investment or asset) held by the Investment Fund and the amount of income and gains. If an Investment Fund is unwilling or unable to continue to provide portfolio transparency, the Adviser will take appropriate action to assure that the Fund meets the requirements of Subchapter M, based on a consideration of, among other things, the nature of the information that is not being provided to the Fund; the size of the Fund’s investment in the Investment Fund; whether failure to provide portfolio transparency is temporary or permanent; and, if temporary, the expected duration of the lack of portfolio transparency. If deemed appropriate by the Adviser, the Fund may request that the Investment Fund redeem or repurchase the Fund’s interest in the Investment Fund.

As a regulated investment company, the Fund will generally be exempt from federal income taxes on net investment income, tax-exempt income, and net capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to Shareholders, as long as at least 90% of the Fund’s net investment income and net tax-exempt interest income, if any, is distributed to Shareholders each year. Dividends from net investment income are taxable as ordinary income and, to the extent attributable to dividends received by the Fund from certain corporations, may be eligible for a 70% dividends-received deduction for shareholders that are corporations and for lower individual tax rates on qualified dividends. Distributions, if any, from net long-term capital gains are taxable to Shareholders as long-term capital gain, regardless of how long Shares have been held by the Shareholder, and are not eligible for the dividends-received deduction. Distributions, if any, from net short-term capital gains are taxed to shareholders as ordinary income. The tax treatment of ordinary income and capital gain dividends is the same whether Shareholders receive them in cash or reinvest them to buy additional Shares.

Unlike a direct investment in Investment Funds, shareholders will receive a Form 1099 (rather than a Form K-1) from the Fund and will recognize dividend income only to the extent of the Fund’s current or accumulated earnings and profits. Upon the sale of Shares, a shareholder generally will recognize capital gain or loss measured by the difference between the sales proceeds received and the shareholder’s federal income tax basis of Shares sold. Generally such capital gain or loss will be long-term capital gain or loss if Shares were held as a capital asset for more than one year.

For tax-exempt investors, dividends paid by the Fund generally will not constitute unrelated business taxable income, or UBTI. Accordingly, pension plans, 401(k) plans and other tax exempt investors generally will not be subject to federal income taxes for UBTI as a result of their ownership of the Shares. See “Tax Matters.”

Investors should consult their own tax advisers with respect to the specific federal, state, local, U.S. and non-U.S. tax consequences of the purchase and ownership of Shares in the Fund and/or the filing requirements, if any, associated with the purchase and ownership of Shares in the Fund. For a discussion of certain tax risks and considerations relating to an investment in the Fund, see “TAXATION.”

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES

Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on UBTI. Because the Fund is a corporation for federal income tax purposes, an owner of Shares will not report on its federal income tax return any of the Company’s items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of Shares unless its ownership of the shares is debt financed. In general, a share would be debt financed if the tax-exempt owner of shares incurs debt to acquire a share or otherwise incurs or maintains a debt that would not have been incurred or maintained if that share had not been acquired. See “ERISA CONSIDERATIONS.”

REPORTS TO SHAREHOLDERS

The Fund anticipates sending Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders may also be sent additional reports regarding the Fund’s operations each quarter, at the discretion of the Adviser. See “REPORTS TO SHAREHOLDERS.”

In the event that the Investment Company Act or the SEC in the future requires more frequent reporting, the Fund will comply with such additional reporting requirements.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the period ending on March 31. The Fund’s taxable year is the period ending December 31.

FINANCIAL HIGHLIGHTS

As of the date of this prospectus, the Fund was not operational and therefore has no financial highlights.

USE OF PROCEEDS

Pending investment in the Fund, the proceeds of the initial public offering, as well as any subsequent continuous offering, will be placed in an interest-bearing cash account, for the benefit of Shareholders. After the closing of an offering, the offering proceeds, including any interest earned in the cash account, will be invested in accordance with the Fund’s investment objective and strategies as soon as practicable after the closing date of the initial offering period or, in the case of a subsequent offering, as soon as practicable after each month-end closing of such offering or at such other times as may be determined by the Board. Such proceeds will be invested together with any interest earned in the interest-bearing account. The Adviser expects that all of the Fund’s assets will be invested in Investment Funds within three months after termination of the initial offering. This investment period reflects the fact that the Investment Funds in which the Fund plans to invest will be privately offered and may provide limited opportunities to purchase their securities.

After the closing of an Offering, pending the investment of the proceeds in Investment Funds pursuant to the Fund’s investment objective and principal strategies, the Fund may invest a portion of the proceeds of the Offering that is not immediately invested in Investment Funds, which may represent a substantial portion of the proceeds of the Offering, in short-term, high-quality debt securities, or money market funds. In addition, the Fund will maintain a portion of the proceeds in fixed income instruments in order to, among other things, maintain liquidity to meet repurchase requests and operational needs. The Fund may be prevented from achieving its objective during any time in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across all market cycles. The Fund will attempt to achieve this objective through:

1.	Allocation among a broad range of Asset Classes and Investment Managers;

2.	Access to Quality Investment Managers; and

3.	Capital Allocation Decisions.

In particular, it is intended that the Fund will provide the Shareholders (through their investments in the Fund) with access to Asset Classes, Investment Funds and overall asset allocation services that, on a collective basis, are typically available to larger institutions, such as major university endowments, in order to seek consistent returns and relatively low volatility.

The Fund’s investment objective is non-fundamental and, may be changed by the Board without the approval of the Shareholders. Except as otherwise stated in this Prospectus, the SAI of the Articles of Incorporation, the investment policies, Asset Allocation Ranges, strategies and restrictions of the Fund are not fundamental and may be changed by the Board or the Adviser (as applicable) without the approval of the Shareholders. The Fund’s principal investment policies and strategies are discussed below.

Principal Investment Policies and Strategies

Allocation. The Fund will pursue its investment objective by allocating its assets to build a broad portfolio consisting primarily of private partnerships, registered investment companies, other investment vehicles and/or managed, commingled or separate accounts (“Investment Funds”) that are managed by investment advisors or managers (“Investment Managers”) identified by the Investment Committee. The Adviser may directly manage a portion of the Fund’s assets in cases where it has the competency to do so (e.g., a portion of the REIT portfolio) and such management, since it is direct, will not require the consent of the SEC and will not result in additional advisory fees besides the Investment Management Fee for such management. The Fund currently intends to invest in the securities of 20 or more Investment Funds, depending on the size of assets under management (the Adviser currently intends that, the larger the assets under management, the greater the number of Investment Funds). Investment Managers may invest in a wide range of instruments and markets, including, but not limited to, U.S. and non-U.S. equities and equity-related instruments, currencies, commodities, real estate, financial futures, fixed income, debt-related instruments and other derivative products.

Though in most instances the Fund will invest in Investment Funds that are limited partnerships, limited liability companies or other entities managed by Investment Managers, on occasion, the Fund may also invest in Separate Accounts in its name that are managed by Investment Managers. The Fund anticipates having an investment in at least one such separate account upon the closing of this Offering. Before an investment can be made in any additional Separate Account, the Fund will obtain either approval of its Shareholders or exemptive relief from the SEC to the extent required. In the event that the Adviser deems that additional Separate Accounts are necessary to carry out the investment program of the Fund and either Shareholder approval and/or exemptive relief from the SEC is delayed or unavailable, there may be a material adverse effect on the ability of the Adviser to carry out the investment program of the Fund and, correspondingly, the investment returns of the Fund may suffer.

In addition to benefiting from the Investment Managers’ individual investment strategies, the Fund, as a whole, expects to achieve the benefits of making a broad allocation of its assets among a selected group of Investment Managers across numerous markets and Asset Classes. The Investment Committee expects that by investing through multiple Investment Managers and across multiple Asset Classes, the Fund may significantly reduce the volatility inherent in a more concentrated portfolio that is invested in fewer Investment Managers and/or Asset Classes.

The Fund strives to maintain a broad allocation of its assets, both with regard to allocation of assets among Investment Managers and also allocation of assets among various Asset Classes, as set forth in the table below. In general, studies indicate that a broadly allocated portfolio enables an investor to generate more consistent returns than one that is more concentrated. Accordingly, a broad allocation of assets is generally thought to be a means to reduce investment risk as measured by volatility. Correspondingly, while a broad allocation of assets lowers volatility and helps to mitigate the risk of investment losses, an unconcentrated portfolio is subject to limitations on its ability to generate relatively higher investment returns than a more concentrated portfolio can sometimes generate. Accordingly, an unconcentrated portfolio may be appropriate for investors that want less volatility in their portfolio and are willing to accept relatively lower, but generally more consistent, returns than a portfolio concentrated in a very few Asset Classes or Investment Managers.

In general, the Fund intends to allocate its assets in two ways: (a) allocation among Investment Managers and (b) allocation among Asset Classes. In addition, within these divisions, one can further diversify by investment strategy and geography, among other things. The Fund may allocate assets to more than one Investment Fund sponsored by the same Investment Manager, such as in the event that an Investment Manager sponsors Investment Funds in various asset classes.

Manager Diversification. The Adviser defines “manager risk” as the risk that an Investment Manager will not generate the returns commensurate with the mean of the Investment Manager’s peer group (e.g., same investment style and Asset Class) because of (a) poor fundamental analysis and/or security selection, (b) market timing, (c) management turnover within the Investment Manager or (d) other factors or circumstances that affected that Investment Manager’s performance specifically that were not caused by market conditions within the Investment Manager’s Asset Class generally. Manager risk can be reduced by, among other things, due diligence conducted on the Investment Managers’ historical performance during various market cycles in relative terms to their peers and by diversifying across multiple Investment Managers within the same or similar Asset Class.

Accordingly, the Adviser on behalf of the Fund will generally attempt to allocate assets among multiple Investment Managers to achieve an appropriately broad allocation among Asset Classes and also among Investment Managers with each Asset Class (over time). The Fund will not invest assets that, at the time invested, represents more than 10% of its net assets with any one Investment Manager (except with respect to a Traditional Fixed Income Investment Manager, which is principally investing in U.S. treasury and agency securities and corporate debt). It is important to note, however, that the Fund may invest less than 10% of its net assets with an Investment Fund, and through appreciation of the Investment Fund or depreciation of the other Investment Funds owned by the Fund, that Investment Fund may have more than 10% of the Fund’s net assets in the future. In addition, the Fund shall not invest capital, which at the time invested, represents more than 10% of an Investment Fund’s assets.

Access. Many high quality Investment Funds are sometimes organized as entities that are not required to register under the Investment Company Act because they do not publicly offer their securities and are restricted as to either the number of investors permitted to invest in such Investment Funds or as to the qualifications of persons eligible to invest (determined with respect to the value of investment assets held by the managers of such investor) in such Investment Funds. Many of these Investment Funds will have greater investment flexibility than traditional investment funds (such as mutual funds and most other registered investment companies) as to the types of securities owned, the nature of performance-based compensation paid to Investment Managers, the types of trading strategies employed, and in many cases, the amount of leverage they may use.

An investment in the Fund enables investors to invest with Investment Managers whose services generally are not available to retail investors, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also enables investors to invest with a cross-section of investment strategies without incurring the high minimum investment requirements that Investment Managers typically would impose on investors.

Asset Allocation Decisions. The Fund expects its assets to be allocated broadly among Asset Classes, and will have target ranges for the allocation of assets among Asset Classes. Unless changed by the Adviser after notice to the Shareholders, the Adviser will cause the Fund to allocate asset within the Asset Allocation Ranges prescribed for each Asset Class. However, the Asset Allocation Ranges provide the latitude for the Adviser to allocate more or less of the Fund’s assets to a particular Asset Class depending on the Adviser’s belief about the opportunities for attractive risk-adjusted returns afforded by that Asset

Class over a given investment time horizon. In making such asset allocation decisions, the Adviser will consider national and international economic and geopolitical conditions, the risks incident to the Asset Class and the return opportunities for such Asset Class (among other considerations) and gauge these factors versus the relative opportunities with other Asset Classes and the need for a broad portfolio to reduce risk (as measured by volatility).

The Fund’s investment objective is non-fundamental and may be changed by the Board without the approval of the Shareholders. Except as otherwise stated in this Prospectus, the SAI or the Articles of Incorporation, the investment policies, Asset Allocation Ranges, strategies and restrictions of the Fund are not fundamental and may be changed by the Board without the approval of the Shareholders. The Fund’s principal investment policies and strategies are discussed below.

Allocation Among Asset Classes. The initial Asset Allocation Ranges are intended to be as follows:

Asset Class	Range(1)
Domestic Equity	10%-40%

International Equity/Emerging Markets	5%-35%

Global/Opportunistic Equity	0%-15%

Absolute Return	10%-25%

Traditional Fixed Income	5%-20%

Enhanced Fixed Income	0%-20%

Private Equity	0%-20%(2)

Real Estate	0%-15%(2)

Energy/Natural Resources	0%-15%(2)

Commodities/Gold	0%-15%

(1)	The Fund’s investments in Managed Futures/Other Derivatives Products are not included in the Asset Allocation Ranges set forth above, because rather than constituting an Asset Class, such investments will be used to gain exposure to the above Asset Classes.
(2)	Initially, the Fund will initially have little, if any, capital allocated to Investment Funds focusing on private equity, real estate and/or energy/natural resources. Securities issued by private partnerships investing in private equity, real estate and/or energy/natural resources may be more illiquid than securities issued by other Investment Funds generally, because such partnerships’ underlying investments may tend to be less liquid than other types of investments. The Adviser anticipates that attractive opportunities to invest in such partnerships will typically occur only periodically, as the Investment Managers in this asset class often only raise capital for new partnerships when existing partnerships are substantially invested. Accordingly, most, if not all, of the exposure that the Fund will initially have to real estate and energy is expected to be principally through investments in publicly traded real estate investment trusts (“REITs”) and energy securities, respectively.

Adviser’s Right to Alter Asset Allocation Ranges. The Adviser may, in its discretion, change or modify the Asset Allocation Ranges from time to time upon 90 days notice to the Shareholders (such notice taking the form of a filing on a Form NCSR or Form 8-K).

RISK FACTORS

Although the Fund’s investment program is designed to generate consistent returns over a long time or investment horizon while attempting to minimize risk, the Fund’s investment program does entail certain risks to which the Fund is subject through its investment in Investment Funds. There can be no assurance that the investment objective of the Fund or those of the Investments Funds in which the Fund invests will be achieved or that their investment programs will be successful. Certain risks associated with an investment in the Fund are set forth below. IN VIEW OF THE RISKS NOTED BELOW, THE FUND SHOULD BE CONSIDERED A LONG-TERM INVESTMENT.

Newly-Organized Fund; No Operating History

The Fund is a newly formed entity that has no operating history. Similarly, certain of the Investment Funds in which the Fund invests may have limited or no operating histories. The results of other investment funds or accounts managed by the Adviser, which have or have had an investment objective similar to or different from that of the Fund may not be indicative of the results that the Fund may achieve.

Risk Allocations

The Adviser will have the discretion to underweight or overweight allocations among Asset Classes from a risk/reward perspective, although it must generally remain within the Asset Allocation Ranges adopted by the Investment Committee. There is no assurance that its decisions in this regard will be successful. In addition, the Fund may be limited in its ability to make changes to allocations due to the subscription and redemption provisions of the Investment Funds, including notice periods and limited subscription and redemption dates, the ability of the Investment Funds to suspend and postpone redemptions, and lockups on redemptions imposed by certain Investment Funds. In addition, any such allocations will be made by the Adviser based on information provided by the Investment Funds. If such information is inaccurate or incomplete, it is possible that the Fund’s allocation to the Asset Classes from a risk/reward perspective may not reflect the Adviser’s intended allocations. This could have a material adverse effect on the ability of the Adviser to implement the investment objective of the Fund.

Dependence on the Adviser and the Investment Managers

The Adviser will invest assets of the Fund through the Investment Managers, and the Adviser has the sole authority and responsibility for the selection of the Investment Managers. The success of the Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Fund, and upon the ability of the Investment Managers to develop and implement strategies that achieve their investment objectives. Shareholders will have no right or power to participate in the management or control of the Fund or the Investment Funds, and will not have an opportunity to evaluate the specific investments made by the Investment Funds or the Investment Managers, or the terms of any such investments.

Closed-End Company Structure

The Fund is a non-diversified, closed-end management investment company (commonly referred to as a “closed-end fund”). Unlike shareholders of open-end funds (which are generally referred to as “mutual funds”), shareholders of closed-end funds do not have the right to redeem their shares on a daily basis at a price based on NAV. Rather, if a shareholder of closed-end fund wishes to sell his or her shares, he or she must trade them on the market at the market price prevailing at that time. Shares of closed-end funds frequently trade at a discount from NAV. This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that that the Fund’s NAV may decrease as a result of investment activities.

Investment Parameters of the Fund

The Fund invests in, among other things, hedge funds and other “alternative” Investment Funds. To be included in the Fund’s investment program, an Investment Fund must provide the Fund, its Administrator, the Adviser and certain other parties with timely information regarding the Investment Fund’s underlying investments so that the Fund can meet the requirements of the 1940 Act (down to the security level position of the Investment Fund itself), Subchapter M of the Code and to provide data for the purposes of valuation. Many of the better regarded Investment Funds will not provide such information. Accordingly, these Investment Funds will not be included in the Fund’s portfolio. The Fund’s investment performance may suffer as a result of the fact that many of the better regarded Investment Funds will not agree to such requirements and, thus, will not be included in the Fund’s portfolio.

Repurchase Offers

The Fund will offer to purchase only a small portion of the Shares semi-annually, and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell. If the Fund trades on the market at a discount to NAV, then such repurchase offers will present shareholders the only opportunity to have their Shares repurchased at a price equal to the Shares’ NAV. If any semi-annual repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for pro-ration may cause some Shareholders to tender more shares for repurchase than the Shareholders wish to have repurchased. Moreover, the Fund’s repurchase policy may have the effect of decreasing the size of the Fund. This may force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase.

The repurchase offers by the Fund may prevent the Fund from trading at a discount to NAV, or narrow any such existing discount. There is no guarantee, however, that the repurchase offers will have their intended effect. Even if the repurchase offers narrow the difference between the market price and NAV, the remaining difference may be significant.

The Fund will be substantially invested in Investment Funds, which generally are illiquid. Payment for repurchased Shares may require the Fund to liquidate its investments in Investment Funds earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover or borrowing funds to meet certain repurchase obligations. The Adviser intends to take measures (subject to such policies as may be established by the Investment Committee) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

Non-Diversified Status

The Fund is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the percentage of the Fund’s assets that may be invested in the securities of any one issuer. The Fund invests only in Investment Funds that have agreed to provide the Fund with the identities of the issuers of the securities held by the Investment Funds. Consequently, the Fund assesses its level of investment in securities of a particular issuer by aggregating the value of the securities of that issuer held by all of the Investment Funds. Although the Adviser will follow a general policy of seeking to diversify the Fund’s investments among Investment Funds such that the Fund’s investment exposure is diversified across multiple issuers, the Adviser may depart from such policy from time to time and may allocate the Fund’s capital to one or more Investment Funds in amounts that may cause the Fund to have a relatively large investment exposure to a particular issuer. Such exposure may subject the Fund to a higher degree of risk of loss than if the Fund’s investment exposure was more diversified across issuers.

Legal, Tax and Regulatory Risks

Legal, tax and regulatory changes could occur that may materially adversely affect the Fund. For example, the regulatory and tax environment for derivative instruments in which Investment Managers may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Fund and the ability of the Fund to pursue its trading strategies. Similarly, the regulatory environment for leveraged investors and for hedge funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or hedge funds may materially adversely affect the ability of the Fund to pursue its investment objective or strategies. In particular, the SEC recently engaged in a general investigation of hedge funds which could result in increased regulatory oversight and other legislation or regulation relating to hedge fund managers, hedge funds and funds of hedge funds. For example, new SEC rules will require many hedge fund advisers to register under the Advisers Act by February 2006. Such legislation or regulation could have certain benefits, but also may pose additional risks and result in material adverse consequences to the Investment Funds or the Fund and/or limit potential investment strategies that would have otherwise been used by the Investment Managers or the Fund in order to seek to obtain higher returns. Certain tax risks associated with an investment in the Fund are discussed in “TAXATION.”

Substantial Repurchases

Substantial acceptance of the Fund’s offers to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

Special Risks of the Fund-of-Funds Structure

This sub-section discusses certain risks related to the fact that the Fund generally invests in Investment Funds.

Investments in the Investment Funds Generally. Because the Fund invests in Investment Funds, the value of an investment in the Fund will be affected by the investment policies and decisions of the Investment Manager of each Investment Fund in direct proportion to the amount of Fund assets that are invested in each Investment Fund. The NAV of the interests of the Investment Funds, and as a result, the NAV of the Fund, will fluctuate in response to, among other things, various market and economic factors related to the markets in which the Investment Funds invest and the financial condition and prospects of issuers in which the Investment Funds invest. Certain risks related to the investment strategies and techniques utilized by the Investment Managers are described under “INVESTMENT RELATED RISKS” below.

Investment Funds Generally Not Registered. The Investment Funds in which the Fund invests will generally not be registered as investment companies under the Investment Company Act. Therefore, the Fund will not be entitled to the protections of the Investment Company Act with respect to investments in unregistered Investment Funds. In addition, the Investment Managers of the Investment Funds often will not be registered as investment advisers under the Advisers Act. Therefore, the Fund as an investor in the Investment Funds managed by such Investment Managers will not have the benefit of certain of the protections of the Advisers Act. The Investment Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies under SEC rules. A registered investment company which places its securities in the custody of a member of a securities exchange is required to have a written custodian agreement, which provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company and which contains other provisions designed to protect the assets of such investment company. It is anticipated that the Investment Funds in which the Fund will invest generally will maintain custody of their assets with brokerage firms which do not separately segregate such customer assets as would be required in the case of registered investment companies. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any such brokerage firm could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that an Investment Manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by an Investment Manager to its own use. There can be no assurance that the Investment Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Investment Managers will be protected.

Investment Funds Generally Non-Diversified. Investment Funds may be non-diversified, although some Investment Funds may undertake to comply with certain investment concentration limits. Investment Funds may sometimes hold large positions in a relatively limited number of investments. Investment Funds may target or concentrate their investments in particular markets, sectors, or industries. Those Investment Funds that do so will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry, and sensitivity to overall market swings. As a result, the NAVs of such Investment Funds may be subject to greater volatility than those of investment companies that are more fully diversified and this may negatively impact the NAV of the Fund.

Tax Considerations May Preclude the Fund from Certain Investment Opportunities. The Fund intends to qualify as a regulated investment company (“RIC”) under the Code. To do so, the Fund must meet certain requirements, including that at least 90% of the Fund’s gross income be derived from dividends, interest payments, and gains from the sale of securities or foreign currencies and certain other types of income. To ensure that this source-of-income requirement is met, the Fund must look through to the portfolio holdings of the Investment Funds in which the Fund invests. To assure compliance with this requirement, the Fund will invest only in Investment Funds that have agreed to provide the Fund, or a third party designee thereof (the “Pricing Agent”), with “portfolio transparency,” i.e., the identity of each issuer of each security held by an Investment Fund, the class or type of such security, and the value of such security (or security-related position, derivative instrument and other investment or asset) held by the Investment Fund. Certain of the better regarded Investment Funds will not provide investors with “portfolio transparency” because their Investment Managers believe that maintaining the confidentiality of these positions is a competitive advantage. Further, the Fund may not invest in certain Investment Funds if they generate a considerable portion of income through trading, for example, commodity futures or if they generate “trade or business income” (generally defined as “non-qualifying income”). In addition, if an Investment Fund is unwilling or unable to continue to provide portfolio transparency, the Adviser will take appropriate action to assure that the Fund meets the requirements of Subchapter M, based on a consideration of, among other things, the nature of the information that is not being provided to the Fund; the size of the Fund’s investment in the Investment Fund; whether failure to provide portfolio transparency is temporary or permanent; and, if temporary, the expected duration of the lack of portfolio transparency. If deemed appropriate by the Adviser, the Fund may request that the Investment Fund redeem or repurchase the Fund’s interest in the Investment Fund.

Accordingly, because the Adviser will insist on “portfolio transparency” and will not invest in certain Investment Funds that generate significant amounts of “non-qualifying income,” the Fund may not be able to invest in certain Investment Funds that it otherwise would absent this internally imposed restriction and, accordingly, the Fund’s overall investment performance may suffer as a result.

Investment Funds’ Securities Are Generally Illiquid. The securities of the Investment Funds in which the Fund invests or plans to invest may be illiquid. Subscriptions to purchase the securities of Investment Funds are generally subject to lock ups, restrictions or delays. Similarly, the Fund may not be able to dispose of Investment Fund securities that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Fund is unable to sell Investment Fund securities, the Fund might obtain a less favorable price than that which prevailed when it decided to buy or sell such securities.

Valuation of Investments in Investment Funds. The valuation of the Fund’s investments in Investment Funds is ordinarily determined based upon valuations calculated by the Independent Administrator, in many cases based on information provided by the Investment Managers of such Investment Funds. Certain securities in which the Investment Funds invest may not have a readily ascertainable market price and will be valued by the Investment Managers or their administrators. In this regard, an Investment Manager may face a conflict of interest in valuing the securities, as their value will affect the Investment Manager’s compensation. The Fund will establish a Valuation Committee approved by the Board to oversee the valuation of the Fund’s investments, which will be composed of a member of the Board as well as several representatives of the Adviser. Certain members of the Valuation Committee may face conflicts of interest in overseeing the value of the Fund’s investments, as the value of the Fund’s investments will affect the Adviser’s compensation.

If an Investment Manager’s valuations are consistently delayed or inaccurate, the Adviser generally will consider whether the Investment Fund continues to be an appropriate investment for the Fund. The Fund may be unable to sell interests in such an Investment Fund quickly, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, such interests would continue to be valued without the benefit of the Investment Manager’s valuations, and the Valuation Committee may, in its sole discretion, determine to discount the value of the interests or value them at zero, if deemed to be the fair value of such holding based all on a consideration of all available information, including the information provided by the Investment Fund regarding its portfolio investments.

Multiple Levels of Fees and Expenses. Although in many cases investor access to the Investment Funds may be limited or unavailable, an investor who meets the conditions imposed by an Investment Fund may be able to invest directly with the Investment Fund. By investing in Investment Funds indirectly through the Fund, the investor bears asset-based fees at the Fund level, in addition to any asset-based fees and/or performance-based fees and allocations at the Investment Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including organizational and Offering expenses, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Investment Funds. Thus, an investor in the Fund may be subject to higher fees and operating expenses than if he or she invested in an Investment Fund directly or in a closed-end fund which did not utilize a “fund of funds” structure.

Certain of the Investment Funds may be subject to a performance-based fee or allocation, irrespective of the performance of other Investment Funds and the Fund generally. Accordingly, an Investment Manager to an Investment Fund with positive performance may receive performance-based compensation from the Investment Fund, and thus indirectly from the Fund and its Shareholders, even if the Fund’s overall performance is negative. Generally, fees payable to Investment Managers of the Investment Funds will range from .25% to 2% (annualized) of the average NAV of the Fund’s investment. In addition, certain Investment Managers charge an incentive allocation or fee generally ranging from 15% to 25% of an Investment Fund’s net profits, although it is possible that such ranges may be exceeded for certain Investment Managers. The performance-based compensation received by an Investment Manager also may create an incentive for that Investment Manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by the Investment Manager without independent oversight.

Duplicative Transaction Costs. Investment decisions of the Investment Funds are generally made by their Investment Managers independently of each other. As a result, at any particular time, one Investment Fund may be purchasing securities of an issuer whose securities are being sold by another Investment Fund. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

Turnover. The Investment Funds may invest on the basis of short-term market considerations. The turnover rate within the Investment Funds may be significant, potentially involving substantial brokerage commissions and fees. The Fund will have no control over this turnover. As a result, it is anticipated that a significant portion of the Fund’s taxable income and gains, if any, may be derived from ordinary income and short-term capital gains. In addition, the withdrawal of the Fund from an Investment Fund could involve expenses and penalties to the Fund under the terms of the Fund’s investment with that Investment Fund.

Affiliate Funds. The Fund may invest in Investment Funds sponsored, managed or co-managed by certain of the Related Parties, subject to obtaining required exemptive relief from the SEC and an affirmative vote of a majority of the Independent Directors. Such an investment may create a conflict of interest between the Fund and the Related Party that has sponsored or is managing or co-managing such Investment Fund. The Independent Directors will review, among other things, such conflicts of interest in determining whether to approve such investment. However, the Adviser reserves the right to manage certain portions of the portfolio where it has a specific competency do so (e.g., REITs).

Inability to Vote. The Fund may determine to limit its voting interest in certain Investment Funds in order to avoid becoming subject to certain Investment Company Act prohibitions with respect to affiliated transactions. To the extent the Fund holds non-voting securities, or contractually forgoes the right to vote in respect of the voting securities of an Investment Fund, the Fund will not be able to vote on matters that require the approval of the shareholders of the Investment Fund, including matters adverse to the Fund’s interests.

Investment Managers Invest Independently. The Investment Managers generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Investment Managers do, in fact, hold such positions, the Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. In addition, Investment Managers are compensated based on the performance of their portfolios. Accordingly, there often may be times when a particular Investment Manager may receive incentive compensation in respect of its portfolio for a period even though the Fund’s NAV may have decreased during such period. Furthermore, it is possible that from time to time, various Investment Managers selected by the Adviser may be competing with each other for the same positions in one or more markets.

Investment Managers May Have Limited Capacity. Certain Investment Managers’ trading strategies or approaches can accommodate only a certain amount of capital which changes during market cycles. Each Investment Manager will normally endeavor not to undertake to manage more capital than such Investment Manager’s approach can accommodate without risking a potential deterioration in returns. Accordingly, each Investment Manager has the right, in consultation with the Adviser, to refuse to manage some or all of the Fund’s assets that the Adviser may wish to allocate to such Investment Manager. Further, in the case of Investment Managers that limit the amount of additional capital that they will accept from the Fund, continued sales of Shares would dilute the indirect participation of existing Shareholders with such Investment Manager.

Indemnification of Investment Funds and Investment Managers. The Fund may agree to indemnify certain of the Investment Funds and the Investment Managers and their respective officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions relating to the offer or sale of Shares.

Investment-Related Risks

This section discusses the types of investments that are expected to be made by the Investment Funds or the Fund directly, as indicated, and the principal risks associated with such investments. It is possible that an Investment Fund or the Fund will make an investment that is not described below, and any such investment will be subject to its own particular risks. For purposes of this discussion, references to the activities of the Investment Funds should generally be interpreted to include the activities of an Investment Manager.

Risks of Investment Activities Generally. All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund’s or any Investment Fund’s investment activities will be successful or that the Shareholders will not suffer losses.

Leverage. The Fund may use leverage in the form of borrowings (a fundamental policy), up to 10% of NAV, as calculated immediately after any borrowing of money and the use of the proceeds thereof, to meet capital calls in Investment Funds, to pay operating expenses, to repurchase Shares (while awaiting proceeds from redemptions in underlying Investment Funds) and for certain other purposes. The Fund may also borrow to the extent permitted by its fundamental policy on borrowing. In addition, certain Investment Funds may utilize leverage in their investment programs. Such leverage may take the form of loans for borrowed money, trading on margin or other forms of direct and indirect borrowings, or derivative instruments, including, among others, forward contracts, futures contracts, options, swaps and reverse repurchase agreements, and other instruments and transactions that are inherently leveraged.

The Fund will be subject to asset coverage (that is, total assets including borrowings, less liabilities excluding borrowings) requirements of the Investment Company Act, which place limits on the amount of leverage to which the Fund may be exposed. Because the Fund will invest only in Investment Funds that have agreed to provide the Fund, or a third party designee thereof (the “Pricing Agent”), with “portfolio transparency,” the Fund will assess its compliance with these asset coverage requirements by evaluating the investments of each Investment Fund. The purchase of an instrument or use of an investment technique that creates leverage may cause the Fund to be deemed to have issued a “senior security” that represents indebtedness and is subject to certain asset coverage requirements of the Investment Company Act. These asset coverage requirements prohibit the declaration of dividends or other distributions on Shares unless, after the payment of these dividends or distributions, asset coverage with respect to the Fund’s “senior securities” representing indebtedness would be at least 300%. Any failure to pay dividends could result in the Fund’s loss of qualification for treatment as a regulated investment company for federal income tax purposes or, if the Fund retained such qualification, could cause the Fund to incur income and excise taxes on its undistributed income.

The Fund must also limit its borrowings and leverage practices to the extent necessary to permit the Fund to repurchase securities pursuant to any offer by the Fund to repurchase Shares, at such times and on such terms as may be determined by the Board, in its complete and absolute discretion, without causing the Fund to have an asset coverage of less than 300%. Lenders may require the Fund to agree to more restrictive asset coverage requirements as a condition to providing credit to the Fund. The Fund may also be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce the asset level below what is required by the Investment Company Act or the Fund’s loan agreements. In certain cases, this may be impossible.

The utilization of leverage will increase the volatility of the Fund’s investments. In addition, certain of the Investment Funds may buy and sell securities on margin and otherwise utilize leverage, further increasing the volatility of the Fund’s investments. The use of leverage by the Fund or the Investment Funds can substantially increase the adverse impact of risks to which an investment in the Fund may be subject. Trading securities on margin results in interest charges and, depending on the amount of trading activity, such charges could be substantial. The level of interest rates generally, and the rates at which the Fund and the Investment Funds can borrow in particular, can affect the operating results of the Fund. The low margin deposits normally required in futures and forward trading permit a high degree of leverage; accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor. Such a high degree of leverage necessarily entails a high degree of risk.

The rights of any lenders to the Fund or the Investment Funds to receive payments of interest or repayments of principal will be senior to those of the Shareholders or the investors in such Investment Funds, respectively, and the terms of any borrowings may contain provisions that limit certain activities of the Fund or the Investment Funds, including the ability to make distributions.

Equity and Equity-Related Instruments. Investment Funds may invest long and short in equities and equity-related instruments in their investment programs. Stocks, options and other equity-related instruments may be subject to various types of risk, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. In addition, equity-related instruments can involve significant economic leverage and may, in some cases, involve significant risk of loss. “Equity securities” may include common stocks, preferred stocks, interests in REITs, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures or limited liability companies and similar enterprises, warrants and stock purchase rights. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks and other securities and instruments that an Investment Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The volatility of equity securities means that the value of an investment in the Fund may increase or decrease.

Short Selling. Investment Funds may engage in short selling. Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the investor to profit from declines in securities. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the security necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Fixed Income Securities. Investment Funds may invest in fixed income securities. Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or by a foreign government; Munies; and mortgage-based securities (or MBSs) and asset-based securities (or ABSs). These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s or a guarantor’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk). In addition, MBSs and ABSs may also be subject to call risk and extension risk. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (i.e., call risk) or lengthen (i.e., extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates increase above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

High Yield Debt; Distressed Debt. High yield bonds (commonly known as “junk bonds”), Distressed Debt instruments and other debt securities in which Investment Funds may invest will typically be junior to the obligations of companies to senior creditors, trade creditors and employees. The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic, financial, competitive, regulatory or other conditions may impair the ability of the issuer to make payments of principal and interest. High yield debt securities have historically experienced greater default rates than investment grade securities. The ability of holders of high yield debt to influence a company’s affairs, especially during periods of financial distress or following an insolvency, will be substantially less than that of senior creditors.

As with other investments, there may not be a liquid market for certain high yield debt, which could result in an Investment Fund being unable to sell such securities for an extended period of time, if at all. In addition, as with other types of investments, the market for high yield debt has historically been subject to disruptions that have caused substantial volatility in the prices of such securities. Consolidation in the financial services industry has resulted in there being fewer market makers for high yield debt, which may result in further risk of illiquidity and volatility with respect to high yield debt, and this trend may continue in the future.

Insolvency Considerations with Respect to Issuers of Indebtedness. Various laws enacted for the protection of creditors may apply to indebtedness in which the Investment Funds invest. The information in this and the following paragraph is applicable with respect to U.S. issuers subject to U.S. federal bankruptcy law. Insolvency considerations may differ with respect to other issuers. If, in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of indebtedness, a court were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness and that, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts was then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness in which an Investment Fund invested or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of indebtedness in which an Investment Fund invests, payments made on such indebtedness could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency. In general, if payments on indebtedness are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured from the Investment Fund to which such payments were made.

The Fund does not anticipate that the Investment Funds will engage in conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination. There can be no assurance, however, as to whether any lending institution or other party from which the Investment Fund may acquire such indebtedness engaged in any such conduct (or any other conduct that would subject such indebtedness and the Investment Fund to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Investment Fund.

Indebtedness consisting of obligations of non-U.S. issuers may be subject to various laws enacted in the countries of their issuance for the protection of creditors. These insolvency considerations will differ depending on the country in which each issuer is located or domiciled and may differ depending on whether the issuer is a non-sovereign or a sovereign entity.

Non-U.S. Investments. Investment Funds may invest in securities of non-U.S. issuers and the governments of non-U.S. countries. These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of the imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Investment Funds’ investment opportunities. In addition, because non-U.S. entities are not subject to uniform accounting, auditing, and financial reporting standards, practices and requirements comparable with those applicable to U.S. companies, there may be different types of, and lower quality, information available about a non-U.S. company than a U.S. company. There is also less regulation, generally, of the securities markets in many foreign countries than there is in the U.S., and such markets may not provide the same protections available in the U.S. With respect to certain countries there may be the possibility of political, economic or social instability, the imposition of trading controls, import duties or other protectionist measures, various laws enacted for the protection of creditors, greater risks of nationalization or diplomatic developments which could materially adversely affect the Investment Funds’ investments in those countries. Furthermore, individual economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. An Investment Fund’s investment in non-U.S. countries may also be subject to withholding or other taxes, which may be significant and may reduce the Investment Fund’s returns.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Investment in sovereign debt obligations of non-U.S. governments involve additional risks not present in debt obligations of corporate issuers and the U.S. government. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and an Investment Fund may have limited recourse to compel payment in the event of a default. A sovereign debtor’s willingness or ability to repay principal and to pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which the sovereign debtor may be subject. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of other types of issues.

Investment in Emerging Markets. Investment Funds may invest in securities of companies based in emerging markets or issued by the governments of such countries. Securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of temporary or permanent termination of trading. Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and emerging markets may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks relating to investments in foreign securities described above, including the possibility of nationalization or expropriation, may be heightened. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by Investment Funds. Settlement mechanisms in emerging securities markets may be less efficient and less reliable than in more developed markets and placing securities with a custodian or broker-dealer in an emerging country may also present considerable risks. The small size of securities markets in such countries and the low volume of trading may result in a lack of liquidity and in substantially greater price volatility. Many emerging market countries have experienced substantial, and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations and fluctuations in the rate of exchange between currencies and costs associated with currency conversion have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. In addition, accounting and financial reporting standards that prevail in certain of such countries are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in such countries.

Foreign Currency Transactions and Exchange Rate Risk. Investment Funds may invest in equity and equity-related securities denominated in non-U.S. currencies and in other financial instruments, the price of which is determined with reference to such currencies. Investment Funds may engage in foreign currency transactions for a variety of purposes, including to “lock in” the U.S. dollar price of the security, between the trade and the settlement dates, the value of a security an Investment Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Fund already owns. The Investment Funds may also engage in foreign currency transactions for non-hedging purposes to generate returns. The Fund will, however, value its investments and other assets in U.S. dollars. To the extent unhedged, the value of the Fund’s net assets will fluctuate with U.S. dollar exchange rates as well as with price changes of an Investment Fund’s investments in the various local markets and currencies. Forward currency contracts and options may be utilized by Investment Funds to hedge against currency fluctuations, but the Investment Funds are not required to utilize such techniques, and there can be no assurance that such hedging transactions will be available or, even if undertaken, effective.

Money Market and Other Liquid Investments. Investment Funds may invest, for defensive purposes or otherwise, some or all of their assets in fixed income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as their Investment Managers deem appropriate under the circumstances. From time to time, the Fund also may invest in these instruments. Money market instruments are short-term fixed income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit, bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

Restricted and Illiquid Investments. Investment Funds may invest a portion or all of the value of their assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. These may include restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act. There is no limit to the percentage of an Investment Fund’s net assets that may be invested in illiquid securities.

Positions in restricted or non-publicly traded securities, securities on foreign exchanges and certain futures contracts may be illiquid because certain exchanges limit fluctuations in certain securities and futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular security or futures contract has increased or decreased by an amount equal to the daily limit, positions in that security or contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. This constraint could prevent the Investment Funds from promptly liquidating unfavorable positions and subject the Fund to substantial losses. This could also impair the Fund’s ability to repurchase Shareholders’ Interests in a timely manner.

Convergence Risk. The Fund may invest in Investment Funds whose Investment Managers take long positions in securities believed to be undervalued and short positions in securities believed to be overvalued. In the event that the perceived mispricings underlying one or more Investment Managers’ trading positions were to fail to converge toward, or were to diverge further from, relationships expected by such Investment Managers, the Fund may incur significant losses.

Corporate Event Risks. Substantial transaction failure risks are involved in companies that are the subject of publicly disclosed mergers, takeover bids, exchange offers, tender offers, spin-offs, liquidations, corporate restructuring, and other similar transactions. Thus, there can be no assurance that any expected transaction will take place. Certain transactions are dependent on one or more factors to become effective, such as market conditions which may lead to unexpected positive or negative changes in a company profile, shareholder approval, regulatory and various other third party constraints, changes in earnings or business lines or shareholder activism as well as many other factors. No assurance can be given that the transactions entered into will result in a profitable investment for the Investment Funds or that the Investment Funds will not incur substantial losses.

Issuer Risks. The issuers of securities acquired by Investment Funds will sometimes involve a high degree of business and financial risk. These companies may be in an early stage of development, may not have a proven operating history, may be operating at a loss or have significant variations in operating results, may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, or may otherwise have a weak financial condition.

Issuers of securities acquired by Investment Funds may be highly leveraged. Leverage may have important adverse consequences to these companies and an Investment Fund as an investor. These companies may be subject to restrictive financial and operating covenants. The leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

In addition, such companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

Small Capitalization Companies. Investment Funds may invest in securities of small capitalization companies and recently organized companies and, conversely, the Investment Funds may establish significant short positions in such securities. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies. The securities of small capitalization and recently organized companies pose greater investment risks because such companies may have limited product lines, distribution channels and financial and managerial resources. In particular, small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies are often traded over-the-counter or on regional exchanges and may not be traded in the volumes typical on a national securities exchange. Consequently, the Investment Funds or entities in which the Investment Funds invest may be required to dispose of such securities or cover a short position over a longer (and potentially less favorable) period of time than is required to dispose of or cover a short position with respect to the securities of larger, more established companies. Investments in small capitalization companies may also be more difficult to value than other types of securities because of the foregoing considerations as well as lower trading volumes. Investments in companies with limited or no operating histories are more speculative and entail greater risk than do investments in companies with an established operating record. Additionally, transaction costs for these types of investments are often higher than those of larger capitalization companies.

Purchasing Securities in Initial Public Offerings. Investment Funds may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited or no operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or near-term prospects of achieving revenues or operating income.

Risks Associated with Derivative Instruments Generally. Investment Funds may invest in, or enter into transactions involving, derivative instruments. These are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index, or interest rate. Examples of derivatives include, but are not limited to, futures contracts, options contracts, and options on futures contracts. A futures contract is an exchange-traded agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date.

An Investment Fund’s use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or more traditional investments, depending upon the characteristics of the particular derivative and the Investment Fund’s portfolio as a whole. Derivatives permit an Investment Fund to increase or decrease the level of risk of its portfolio, or change the character of the risk to which its portfolio is exposed, in much the same way as the Investment Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on an Investment Fund’s performance. If an Investment Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Investment Fund’s return or result in a loss. An Investment Fund also could experience losses if derivatives are poorly correlated with its other investments, or if an Investment Fund is unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.

The Fund’s engagement in these transactions involves risk of loss to the Investment Funds that could materially adversely affect the value of the Fund’s respective net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. The successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Forward Contracts. Certain of the Investment Funds may enter into forward contracts, which are the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date.

Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Investment Funds may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts are transactions involving an Investment Fund’s obligation to purchase or sell a specific instrument at a future date at a specified price. Forward contracts may be used by the Investment Funds for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when an Investment Manager of an Investment Fund anticipates purchasing or selling a foreign security. For example, this technique would allow the Investment Fund to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an Investment Fund’s existing holdings of foreign securities. There may be, however, an imperfect correlation between an Investment Fund’s foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue an Investment Fund’s investment objective, such as when an Investment Fund’s Investment Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Investment Fund’s portfolio. There is no general requirement that the Investment Funds hedge all or any portion of their exposure to foreign currency risks.

Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by an Investment Manager due to unusually high trading volume, political intervention or other factors. Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Investment Manager would otherwise recommend, to the possible detriment of an Investment Fund. Market illiquidity or disruption could result in major losses to an Investment Fund. In addition, Investment Funds will be exposed to credit risks with regard to counterparties with whom the Investment Funds trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Investment Fund and, in turn, the Fund.

Swap Agreements. Certain of the Investment Funds may enter into equity, interest rate, index, currency rate, total return and other types of swap agreements. The transactions are entered into in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Investment Funds’ exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if an Investment Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an Investment Fund’s portfolio.

Most swap agreements entered into by an Investment Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, an Investment Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that an Investment Fund is contractually obligated to make. If the other party to a swap defaults, an Investment Fund’s risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive. If a swap agreement calls for payments by the Investment Fund, it must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses to the Investment Fund.

Structured Securities. Certain Investment Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (each, a “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

When-Issued and Forward Commitment Securities. Certain Investment Funds may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices or for speculative purposes. These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (ordinarily at least one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Investment Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Investment Fund on a forward basis will not honor its purchase obligation. In such cases, an Investment Fund may incur a loss.

Derivatives with Respect to High Yield and Other Indebtedness. In addition to the credit risks associated with holding high yield debt securities, with respect to derivatives involving high yield and other debt, an Investment Fund will usually have a contractual relationship only with the counterparty of the derivative, and not with the issuer of the indebtedness. An Investment Fund generally will have no right to directly enforce compliance by the issuer with the terms of the derivative nor any rights of set-off against the issuer, nor have any voting rights with respect to the indebtedness. An Investment Fund will not directly benefit from the collateral supporting the underlying indebtedness and will not have the benefit of the remedies that would normally be available to a holder of the indebtedness. In addition, in the event of the insolvency of the counterparty to the derivative, the Investment Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying indebtedness. Consequently, the Investment Fund will be subject to the credit risk of the counterparty as well as that of the issuer of the indebtedness. As a result, concentrations of such derivatives in any one counterparty subject the Investment Fund, and in turn the Fund, to an additional degree of risk with respect to defaults by such counterparty as well as by the issuer of the underlying indebtedness.

Failure of the Investment Funds’ Counterparties, Brokers and Exchanges. The Investment Funds will be exposed to the credit risk of the counterparties with which, or the brokers, dealers and exchanges through which, they deal, whether they engage in exchange-traded or off-exchange transactions. An Investment Fund may be subject to risk of loss of its assets on deposit with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Investment Fund, or the bankruptcy of an exchange clearing house. Although the Commodity Exchange Act requires a commodity broker to segregate the funds of its customers, if a commodity broker fails to properly segregate customer funds, the Investment Fund may be subject to a risk of loss of its funds on deposit with such broker in the event of such broker’s bankruptcy or insolvency. The Investment Fund may be subject to risk of loss of its funds on deposit with foreign brokers because foreign regulatory bodies may not require such brokers to segregate customer funds. The Investment Fund may be required to post margin for its foreign exchange transactions either with the Investment Manager or other foreign exchange dealers who are not required to segregate funds (although such funds are generally maintained in separate accounts on the foreign exchange dealer’s books and records in the name of the Investment Fund). Under certain circumstances, such as the inability of another customer of the commodity broker or foreign exchange dealer or the commodity broker or foreign exchange dealer itself to satisfy substantial deficiencies in such other customer’s account, the Investment Fund may be subject to a risk of loss of its funds on deposit with such broker or dealer, even if such funds are properly segregated. In the case of any such bankruptcy or customer loss, the Investment Fund might recover, even in respect of property specifically traceable to the Investment Fund, only a pro rata share of all property available for distribution to all of such broker’s or dealer’s customers.

Many of the markets in which the Investment Funds effect their transactions are “over-the-counter” or “interdealer” markets. Participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange-based” markets. To the extent an Investment Fund invests in swaps, derivatives or synthetic instruments, or other over-the-counter transactions in these markets, the Investment Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which in turn may subject an Investment Fund to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such “counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Investment Funds to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses by the Fund.

In addition, certain of the Investment Funds may engage in direct or indirect trading of securities, currencies, forward contracts, options, swaps and repurchase agreements on a principal basis. As such, an Investment Fund and/or the Investment Managers as transferee or counterparty could experience both delays in liquidating the underlying security, future or other investment and losses, including: (a) the risk of the inability or refusal to perform with respect to such transactions on the part of the principals with which the Investment Fund trades; (b) possible decline in the value of any collateral during the period in which the Investment Fund seeks to enforce its rights with respect to such collateral; (c) possible subnormal levels of income and lack of access to income during such period; (d) expenses of enforcing its rights; and (e) legal uncertainty concerning the enforceability of certain rights under swap agreements and possible lack of priority against collateral posted under the swap agreements. Any such failure or refusal, whether due to insolvency, bankruptcy or other causes, could subject the Investment Fund, and in turn the Fund, to substantial losses. The Investment Fund will not be excused from performance on any such transactions due to the default of third parties in respect of other trades which in the Investment Fund’s trading strategies were to have substantially offset such contracts.

Investment Funds’ Investment Strategies. Certain of the Investment Managers will, among other things, seek to utilize specialized investment strategies, follow allocation methodologies, apply investment models or assumptions, achieve a certain level of performance relative to specified benchmarks, and enter into hedging and other strategies intended, among other things, to affect the Investment Funds’ performance, risk levels, and/or market correlation. There can be no assurance that any Investment Manager will have success in achieving any goal related to such practices. The Investment Managers may be unable to or may choose in their judgment not to seek to achieve such goals.

The success of an Investment Manager’s trading activities will depend on, among other things, the Investment Manager’s ability to identify overvalued and undervalued investment opportunities and to exploit price discrepancies in the capital markets. Identification and exploitation of the investment strategies to be pursued by an Investment Manager involve a high degree of uncertainty. No assurance can be given that the Investment Managers will be able to locate suitable investment opportunities in which to deploy all their capital. A reduction in the volatility and pricing inefficiency of the markets in which an Investment Manager may seek to invest, as well as other market factors, will reduce the scope for an Investment Manager’s investment strategies.

Limits of Risk Disclosure. The above discussions relating to various risks associated with the Fund, the Shares, and the Investment Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and should consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

NO GUARANTEE OR REPRESENTATION IS MADE THAT THE INVESTMENT PROGRAM OF THE FUND OR ANY INVESTMENT FUND WILL BE SUCCESSFUL, THAT THE VARIOUS INVESTMENT FUNDS SELECTED WILL PRODUCE POSITIVE RETURNS OR THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

MANAGEMENT OF THE FUND

The Board of Directors

The Board has overall responsibility for the management and supervision of the business operations of the Fund. A majority of the Directors are Independent Directors. To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, any person, including without limitation, the officers of the Fund, the Adviser or any committee of the Board. See the SAI for the identities of the Directors and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the Directors.

The Adviser

Endowment Advisers, L.P., a Delaware limited partnership registered as an investment adviser under the Advisers Act with principal offices at 4265 San Felipe, Suite 900, Houston, Texas 77027, serves as the Fund’s Adviser. Subject to the general supervision of the Board and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser is responsible for the management and operation of the Fund and the selection of the Investment Funds and Investment Managers with which the Fund invests its assets pursuant to an Investment Management Agreement.

The Adviser may reallocate the Fund’s assets among Investment Funds, terminate its relationship with Investment Funds and select additional Investment Funds, subject in each case to the ultimate supervision of, and any policies established by, the Board. The Adviser may also reallocate the Fund’s assets among Sub-Advisers, subject to the condition that the retention of any Sub-Adviser will require the approval of a majority of the Independent Directors and, unless the Fund receives an exemption from certain provisions of the Investment Company Act, a majority vote of the outstanding Shares as defined by the Investment Company Act. Subject to the requirements of the Investment Company Act, the Adviser is permitted to delegate certain of its investment management responsibilities to other persons as set forth in the SAI. The Adviser’s principal business is to function as an investment adviser for investment programs similar to the Fund and accounts and to select investment managers to make investments on behalf of such funds and accounts.

The Adviser is an affiliate of Salient Partners, L.P. (“Salient”), a Texas-based investment firm that advises or consults on over $1.5 billion in assets as of January 31, 2005.

The Investment Committee makes all investment decisions on behalf of the Adviser, by majority vote of its members. The members of the Investment Committee are: Messrs. John A. Blaisdell, Andrew B. Linbeck, A. Haag Sherman and Mark W. Yusko (each, an “Investment Committee Member”).

Mr. Blaisdell has served as an Investment Committee Member since January 2004 and Managing Director of Salient since December 2002. Previously, he held the position of Chief Executive Officer of Wincrest Ventures, L.P. (from 1997-2002). Mr. Linbeck has served as an Investment Committee Member since January 2004 and Managing Director of Salient since August 2002. Previously, he held the position of Partner and executive officer of The Redstone Companies, L.P. and certain affiliates thereof (“Redstone”) (from 1998-2002). Mr. Sherman has served as Investment Committee Member since January 2004 and Managing Director of Salient since August 2002. Previously, he held the position of Partner and executive officer of Redstone (from 1998-2002). Mr.Yusko has served as an Investment Committee Member since January 2004. He is also President of Morgan Creek Capital Management (since July 2004) and Principal of Hatteras Capital Management (since September 2003). Previously, Mr. Yusko held the position of Chief Investment Officer of the University of North Carolina at Chapel Hill (from 1998-2004). Each member of the Investment Committee reviews asset allocation recommendations by the Adviser’s staff, manager due diligence and recommendations and, by a majority vote of the Investment Committee, determines asset allocation and manager selection. The Fund’s SAI provides additional information about the Investment Committee Members’ compensation, other accounts managed by the Investment Committee Members and the Investment Committee Members’ ownership of securities in the Fund.

The Sub-Adviser

In accordance with the Investment Management Agreement, the Adviser may engage one or more sub-advisers (each, a “Sub-Adviser”) to manage portions of the Fund’s investment portfolio. Sub-Advisers generally do not invest in Investment Funds, but rather invest directly in equity, debt and derivatives markets, generally pursuing long-only equity investment strategies. The Fund compensates Sub-Advisers.

[Name of Sub-Adviser] is a [type of entity / jurisdiction of formation], is registered as an investment adviser under the Advisers Act, and is located at [address]. [Name of Sub-Adviser] offers advisory and portfolio management services for [portion of portfolio managed]. [Name of Sub-Adviser] manages a [additional description of portfolio managed] for the Fund, the fees for which are [    ]%, on an annualized basis, for the first $[    ] million of assets managed, [    ]% on the next $[    ] million, and [    ]% thereafter. These fees are borne by the Fund, out of its own resources. The principals of [Name of Sub-Adviser] are [insert names of the principals of the Sub-Adviser].

The Administrator

[    ] serves as the Independent Administrator of the Fund and has responsibility for providing administrative services, and assisting the Fund with operational needs, pursuant to an administration agreement (the “Administration Agreement”). Under the Administration Agreement, the Independent Administrator is responsible for, among other things: (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares; (2) providing the Fund with certain administrative, clerical and bookkeeping services; (3) supervising the entities retained by the Fund, if any, to provide transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the NAV of the Fund; (5) preparing, or overseeing the preparation of, monthly, quarterly, semi-annual and annual financial statements of the Fund, quarterly reports of the operations of the Fund and tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. Subject to approval of the Board, the Independent Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Independent Administrator.

In consideration for these services, the Fund will pay the Independent Administrator a monthly Administration Fee based on the month-end net assets of the Fund. The Administration Fee will equal [    ]% (on an annualized basis) of the Fund’s month-end net assets. Independent Administrator charges the Fund a minimum annual fee of $[    ].

INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Fund pursuant to the Investment Management Agreement, the Fund will pay the Adviser an Investment Management Fee, payable monthly in arrears, equal to [1.50%] on an annualized basis of the Fund’s month end net assets. In the case of a partial month, the Investment Management Fee will be based on the number of days during the month in which the Adviser invested Fund assets. The Investment Management Fee will be computed as a percentage of the Fund’s NAV as of the last business day of each month, and will be due and payable in arrears within five business days after the end of the month. NAV means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund.

FUND EXPENSES

The Fund will pay all of its expenses other than those that the Adviser or an affiliate of the Adviser assumes, if any. The expenses of the Fund include, but are not limited to, all fees and expenses related to portfolio transactions and positions made in Investment Funds (including brokerage commissions, placement fees, etc.), and enforcing rights in respect of such investments; the Investment Management Fee, management and/or incentive fees payable to Investment Managers of Investment Funds and Separate Accounts; the Servicing Fee and the Administration Fee; brokerage commissions; interest and fees on any borrowings; directors’ fees; directors’ and officers’ insurance; professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Interests; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund; bank services fees; expenses of preparing, printing, and distributing copies of this Prospectus, and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings; expenses of corporate data processing and related services; Shareholder recordkeeping and Shareholder account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the Independent Directors; insurance premiums; and extraordinary expenses such as litigation expenses. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

The Adviser will bear all of its expenses and its own costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of Investment Funds. In addition, the Adviser is responsible for the payment of the compensation and expenses of those Directors and officers of the Fund affiliated with the Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Fund’s organizational expenses (“Organizational Expenses”) and offering expenses (the “Offering Expenses”) will be borne the Fund. The Fund’s Organizational Expenses and Offering Expenses are not expected, on a combined basis, to exceed $[    ].

The Investment Funds will bear various fees and expenses in connection with their operations. These fees and expenses are similar to those incurred by the Fund. In addition, the Investment Funds will pay asset-based fees to their Investment Managers and generally may pay performance-based fees or allocations to their Investment Managers, which effectively reduce the investment returns of the Investment Funds. These expenses, fees, and allocations are in addition to those incurred by the Fund itself. As an investor in the Investment Funds, the Fund will indirectly bear a portion of the expenses and fees of the Investment Funds.

PORTFOLIO TRANSACTIONS

The Fund anticipates that many of its transactions will be effected directly with Investment Funds, and such transactions may not be subject to brokerage commissions. In some instances, however, the Fund may incur expenses in connection with effecting portfolio transactions, including the payment of brokerage commissions, placement fees and/or fees payable to Investment Funds or parties acting on or behalf of or at the direction of Investment Funds. Portfolio transaction orders may be directed to any broker, including, to the extent and in the manner permitted by applicable law, the Underwriters or any of their affiliates, or affiliates of the Fund. The Fund will bear all such costs and expenses.

The Adviser, on behalf of the Fund, may place orders for the purchase and sale of portfolio securities and buy and sell such securities through a variety of brokers and dealers, including Sanders Morris. In so doing, the Adviser will use its reasonable best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Changes in the aggregate amount of brokerage commissions paid by the Fund from year-to-year may be attributable to changes in the asset size of the Fund, the volume of portfolio transactions effected by the Fund, the types of instruments in which the Fund invests, or the rates negotiated by the Fund.

The Adviser places orders for the purchase and sale of portfolio investments for the Funds’ accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Fund, the Adviser will seek the best price and execution of the Fund’s orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser may receive research services from many broker-dealers with which the Adviser places the Fund’s portfolio transactions. The Adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues for the Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund would not be reduced in the event that the Adviser and its affiliates received such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

As noted above, the Fund may purchase new issues of securities for the Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Fund with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other clients of the Adviser, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD, Inc. (“NASD”) has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

Consistent with the Rules of the NASD and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Adviser may also consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

VOTING

Each Shareholder will have the right to cast a number of votes based on the number of Shares held by such Shareholder at any meeting of Shareholders. Notwithstanding their ability to exercise their voting privileges, Shareholders are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

CONFLICTS OF INTEREST

The investment activities of the Adviser, the Sub-Advisers, the Investment Managers, and their respective affiliates (including the Principals and Sanders Morris), and their directors, trustees, managers, members, partners, officers, and employees (collectively, the “Related Parties”), for their own accounts and other accounts they manage, may give rise to conflicts of interest that could disadvantage the Fund and its Shareholders. The Adviser and other Related Parties provide other investment management services to other funds and discretionary managed accounts that follow an investment program certain aspects of which are similar to certain aspects of the Fund’s investment program or that replicate certain Asset Classes (or portions thereof) within the Fund’s investment program. The Adviser and other Related Parties are involved with a broad spectrum of financial services and asset management activities, and may, for example, engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund or the Shareholders. The trading activities of the Related Parties are carried out without references to positions held directly or indirectly by the Fund. In addition and more significantly, the Related Parties may be involved with other investment programs, investment partnerships or separate accounts that use Investment Managers or Investment Funds that are either already a part of the Fund’s portfolio or that may be appropriate for investment by the Fund (collectively, “Opportunities”). In some cases, these Investment Funds may be capacity constrained. Towards that end, Mr. Yusko, along with his affiliates (including an investment firm that he controls, Morgan Creek Capital Management) and Salient (the “Fund Affiliates”) have agreed to ratably allocate Opportunities to funds and other accounts that they manage, including the Fund (collectively, the “Accounts”), ratably based on the amount that is suitable for investment by each such Account (based on, among other things, size of portfolio, current portfolio allocations, risk profile, investment objectives and liquidity restraints), subject to their sole and absolute discretion. Though the Fund Affiliates have agreed to provide capacity of Opportunities ratably to Accounts (including the Fund) based on the relative demand of each, the Fund Affiliates have sole and absolute discretion to determine such demand and the Fund Affiliates may determine that certain Opportunities are either not suitable for the Fund and/or the Fund may not gain all of the capacity to the Opportunities that it desires as a result of participation in such Opportunities by other Accounts. Accordingly, the Fund may not have exposure or may have reduced exposure with respect to these Investment Funds (that comprise Opportunities). The Fund’s operations may give rise to other conflicts of interest that could disadvantage the Fund and the Shareholders.

Sanders Morris, holder of a minority ownership interest in the Adviser, is a full-service investment banking, broker-dealer, asset management and financial services organization which is participating in the underwriting of the Shares and also may provide certain investment services to the Fund in consideration of brokerage commissions, placement fees and other compensation, which creates a conflict of interest between Sanders Morris and the Fund. In addition, Salient, of which several of the Principals are principals, and Morgan Creek (which is majority owned and controlled by Mr. Yusko) provide wealth management and advisory services to its clientele. As a result, the Related Parties and their respective affiliates, directors, partners, trustees, managers, members, officers and employees, including those who may be involved in the investment activities and business operations of the Fund, are engaged in businesses, and have interests, other than that of managing the Fund. These are considerations of which investors in the Fund should be aware, and which may cause conflicts that could disadvantage the Fund. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be purchased or sold by the Fund. Present and future activities of the Related Parties may give rise to additional conflicts of interest.

In acquiring Shares of the Fund, a Shareholder will be deemed to have acknowledged and assented to the existence of potential conflicts of interest relating to the Related Parties and to the Fund’s operating in the face of these conflicts.

Certain of the Related Parties participate in the fixed income, equity and other markets in which the Fund directly or indirectly invests. In addition, certain of the Related Parties are actively engaged as investors, advisers and/or market makers, agents and principals, in relation to certain of the same securities, issuers, currencies and other instruments in which the assets of the Fund (through the Investment Funds) may be invested, and these activities may have a negative effect on the Fund. Thus, the Fund’s or the Investment Funds’ holdings will include securities of entities in which Sanders Morris makes a market or otherwise has direct or indirect interests.

Certain of the Related Parties may give advice, and take action, with respect to any of its clients or proprietary or other accounts, that may conflict with the advice given to the Fund, or may involve a different timing or nature of action taken than with respect to the Fund. Such transactions, whether in respect of proprietary accounts, customer accounts other than those advised by the Adviser, or certain other accounts that are advised by the Adviser, may affect the prices and availability of the securities, currencies and other instruments in which the Fund (directly or indirectly through Investment Funds) may invest. In addition, accounts or funds managed by the Related Parties may compete with the Fund (directly or indirectly through Investment Funds) for investment opportunities. As a result, transactions for the Fund (directly or indirectly through Investment Funds) may be effected at prices or rates that may be less favorable than would have been the case absent such conflicts, and the Fund may be negatively affected. The results of the investment activities of the Fund may differ significantly from the results achieved by Related Parties for accounts or accounts managed by them and from the results achieved by the Adviser for other advised accounts. This may have a negative effect on the Fund.

Subject to applicable regulatory requirements, the Fund may invest (directly or indirectly through Investment Funds) in securities of companies affiliated with the Related Parties or in which certain of the Related Parties have an equity or participation interest. The purchase, holding and sale of such investments by the Fund (directly or indirectly through Investment Funds) may enhance the profitability of the Related Parties’ own investments in such companies.

Certain of the Related Parties may buy and sell securities or other investments for their own accounts, including interests in Investment Funds, and conduct other activities that may cause the same types of conflicts as those conflicts described herein applicable to the proprietary, management, advisory and other activities of Related Parties. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees and affiliates of the Adviser that are the same, different from or made at different times than positions taken for the Fund or an Investment Fund in which the Fund participates. In connection with the above, each of the Fund, the Adviser and the Placement Agent has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act and regulations thereunder that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. See “CODES OF ETHICS” below.

Accounts or investment funds managed or advised by Related Parties (including those managed by the Adviser) may have investment objectives that are similar to those of the Fund and/or may engage in transactions in the same types of securities, currencies and instruments as the Fund, and from which the Adviser or the Related Parties may receive more or less compensation for its services than the Adviser receives from the Fund. As a result, Related Parties and accounts or funds which Related Parties may manage or advise (including, without limitation, those funds discussed in greater detail below), or in which Related Parties and its personnel may have a proprietary interest, may compete with the Fund for appropriate investment opportunities. For example, Investment Managers may limit the number of investors in or size of an Investment Fund or the amount of assets and accounts that they will manage. The allocation of such opportunities among Related Parties’ funds and accounts may present conflicts, as may the potentially different investment objectives of different investors. In determining such allocations, a number of factors may be considered, which may include the relative sizes of the applicable funds and accounts and their expected future sizes, the expected future capacity of the applicable Investment Funds, the funds available for allocation at any given time and the investment objectives of the Fund and such other funds and accounts. Allocation of investment opportunities among the Fund and other funds and accounts will be made by the Adviser or by Related Parties in their capacities as the managers of such funds and accounts in a reasonable and equitable manner, as determined by them in their sole discretion. The disposition of any such investments is subject to the same conditions.

In connection with management of the Fund or certain other activities, Salient has agreed to provide the Adviser with certain fundamental analysis and proprietary technical models developed by Salient under a license agreement, provided that neither the Adviser nor any of its Principals use such analysis and models except on behalf of the Fund Complex, except as expressly permitted therein. The Adviser will not be under any obligation to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, in the event of a breach of the license agreement, Salient will not have any obligation to make available any information regarding its proprietary activities or strategies, or the activities or strategies used for other accounts managed by it, for the benefit of the management of the Fund.

The Related Parties are not under any obligation to share investment opportunities, ideas or strategies with the Fund. The Related Parties may keep any profits, commissions, and fees accruing to them in connection with its activities (including activities described in this “CONFLICTS OF INTEREST” section and its other activities) for themselves and their clients, and the fees or allocations from the Fund will not be reduced thereby.

Subject to applicable regulatory requirements, Related Parties from time to time may invest proprietary or client capital with investment advisers, including Investment Managers selected by the Fund, and may also invest in Investment Funds in which the Fund invests on terms different than the interest held by the Fund. In addition, Related Parties may have other business relationships with such Investment Managers. Related Parties may perform or seek to perform investment banking, placement and/or other financial services for, and will receive compensation from, Investment Funds, the sponsors of Investment Funds, companies in which Investment Funds invest, or other parties in connection with transactions related to those investments, or otherwise. This compensation could include financial advisory fees, as well as underwriting or placement fees, financing or commitment fees or other types of compensation. Compensation for investment banking and other financial services will not be shared with the Fund or the Shareholders and may be received before the Fund realizes a return on its investment. Related Parties may also provide brokerage services to Investment Funds or act as a prime broker for Investment Funds in compliance with applicable law, including, without limitation, the Investment Company Act. In connection with such brokerage services, Related Parties may provide research products and services to the Investment Managers. Due to such relationships, the Adviser may face a conflict in evaluating the applicable Investment Managers or Investment Funds. Moreover, as a result of certain of such relationships, Related Parties may take actions with respect to an Investment Fund, such as making a margin call, that materially adversely affects such Investment Fund and, therefore, the Fund.

Related Parties may, from time to time, invest in the Fund. Any repurchase of Shares held by the Related Parties will be effected pursuant to an offer to repurchase Shares which is made by the Fund to all of the Shareholders. Such repurchases may have an adverse effect on the Fund’s investment strategies, the breadth of its allocation of investments and on the fees, expenses and costs incurred by the Shareholders.

To the extent permitted by applicable law, including, without limitation, the Investment Company Act, an Investment Fund may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments on behalf of the Fund in which one of the Related Parties, acting as principal or on a proprietary basis for its customers, serves as the counterparty. The Adviser and Related Parties will not, directly or indirectly, purchase securities or other property from, or sell securities or other property to, the Fund. However, subject to compliance with applicable law, including without limitation, the Investment Company Act, the Fund may engage in transactions with accounts which are affiliated with the Fund because they are advised by Related Parties or because they have common officers, directors or managers. Such transactions would be made in circumstances where the Adviser has determined that it would be appropriate for the Fund to purchase and the Adviser or another client of the Related Parties to sell, or the Fund to sell and another client of the Related Parties to purchase, the same security or instrument on the same day.

To the extent permitted by applicable law (including, without limitation, the Investment Company Act), the Fund (directly or indirectly through Investment Funds) may purchase investments that are issued, or the subject of an underwriting or other distribution, by Related Parties. It is anticipated that the commissions, mark-ups and mark-downs charged by Related Parties will generally be competitive, although Related Parties will have an interest in obtaining commission rates, mark-ups and mark-downs which are favorable to such Related Parties.

Purchases or sales of securities for the account of the Fund or an Investment Fund or through a Sub-Adviser may be bunched or aggregated with orders for other accounts of the Related Parties, including other investment partnerships (including those in which the Related Parties or their employees have a beneficial interest). Because of the prevailing trading activity, it is frequently not possible to receive the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, which may be disadvantageous to the Fund.

Subject to the Fund first obtaining any necessary exemptive relief from the provisions of the Investment Company Act, the Adviser may invest the Fund’s assets in Investment Funds (or managed accounts managed by Investment Managers) affiliated with the Related Parties. There can be no assurance that such exemptive relief will be sought or, if sought, that it will be granted.

CONFLICTS OF INTEREST RELATING TO THE INVESTMENT MANAGERS

The Adviser anticipates that each Investment Manager will consider participation by the applicable Investment Fund in all appropriate investment opportunities that are also under consideration for investment by the Investment Manager for other investment funds and accounts managed by the Investment Manager (“Investment Manager Accounts”) that pursue investment programs similar to that of the applicable Investment Fund or the Fund. However, there can be no guarantee or assurance that Investment Managers will follow such practices or that an Investment Manager will adhere to, and comply with, its stated practices, if any. In addition, circumstances may arise under which an Investment Manager will cause its Investment Manager Accounts to commit a larger percentage of their assets to an investment opportunity than to which the Investment Manager will commit assets of the Investment Fund. Circumstances may also arise under which an Investment Manager will consider participation by its Investment Manager Accounts in investment opportunities in which the Investment Manager intends not to invest on behalf of the Investment Fund, or vice versa.

Situations may occur where the Fund could be disadvantaged by investment activities conducted by the Investment Manager for the Investment Manager Accounts. These situations may arise as a result of, among other things: (1) legal restrictions on the combined size of positions that may be taken for an Investment Fund in which the Fund and/or Investment Manager Accounts participate (collectively, “Co-Investors” and, individually, a “Co-Investor”), limiting the size of the Investment Fund’s position; (2) legal prohibitions on the Co-Investors’ participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instrument is limited.

An Investment Manager may from time to time cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Manager Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Investment Manager determined it was appropriate for the Investment Fund to purchase and an Investment Manager Account to sell, or the Investment Fund to sell and the Investment Manager to purchase, the same security or instrument on the same day.

Each Investment Manager, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, including interests in Investment Funds, and may have conflicts of interest with respect to investments made on behalf of an Investment Fund in which the Fund participates. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Investment Manager that are the same as, different from or made at different times than positions taken for the Investment Fund in which the Fund participates. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest that could disadvantage the Fund and its Shareholders.

Investment Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Investment Manager or its affiliates. In addition, Investment Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that brokers (including, without limitation, affiliates of the Investment Manager) may provide to one or more Investment Manager Accounts.

DESCRIPTION OF CAPITAL STOCK

The following description of the Fund’s Capital Stock and the Shares is only a summary. For a complete description, refer to the Maryland general corporation law and the Fund’s Articles of Incorporation and By-laws, the Articles and By-laws are exhibits to the Registration Statement, of which this Prospectus forms a part.

The Fund has authorized capital of 1,000,000,000 Shares, par value $.001 per Share, all of which are classified as Common Stock. Upon completion of this Offering, approximately [            ] shares will be issued and outstanding, including the Shares issued to [            ], as the initial Shareholder of the Fund. The Articles of Incorporation (the “Articles of Incorporation”) permit the Board of Directors to classify and reclassify any unissued Shares. All of the shares offered by this Prospectus will be duly authorized, fully paid and nonassessable when sold for the consideration required. There are no preemptive rights. The Fund’s Articles of Incorporation permit the Fund’s Board of Directors to classify and reclassify any unissued shares of the Fund’s Common Stock into other classes or series of stock.

The Fund has no present intention of offering any Shares except through the offering described in this Prospectus, pursuant to the Dividend Reinvestment Plan and pursuant to subsequent Offerings of Shares that as contemplated by Rule 415 promulgated under the Securities Act of 1933 for funds which, like the Fund, are interval funds. Any additional offerings will be subject to the requirements of the Investment Company Act that Shares may not be issued at a price (exclusive of underwriting discounts and commissions) below the then current net asset value except in connection with an offering to existing shareholders or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund will be subject to asset coverage (that is, total assets including borrowings, less liabilities excluding borrowings) requirements of the Investment Company Act, which place limits on the amount of leverage to which the Fund may be exposed. Because the Fund will invest only in Investment Funds that have agreed to provide the Fund, or a third party designee thereof (the “Pricing Agent”), with “portfolio transparency,” the Fund will assess its compliance with these asset coverage requirements by evaluating the investments of the Investment Funds. The asset coverage requirements of the Investment Company

Act prohibit the declaration of dividends or other distributions on Shares unless, after the payment of these dividends or distributions, asset coverage with respect to the Fund’s senior securities representing indebtedness would be at least 300%. In addition, if the Fund issues preferred stock, the Fund will be required to maintain asset coverage with respect to the preferred stock of at least 200% prior to declaring dividends or other distributions on Shares. Any failure to pay dividends could result in the Fund’s loss of qualification for treatment as a regulated investment company for federal income tax purposes or, if the Fund retained such qualification, could cause the Fund to incur income and excise taxes on its undistributed income.

Description of Shares

Each Share has equal voting, dividend, distribution and liquidation rights. On each matter submitted to a vote of the holders of the Shares, each holder shall be entitled to one vote for each Share owned. All voting rights are non-cumulative. The rights of Shares with respect to dividends and distributions are described under “DISTRIBUTIONS TO SHAREHOLDERS.” Each Share is entitled to participate equally in the net distributable assets of the Fund upon liquidation.

Under the rules of the [            ] (on which the Fund lists its Shares), the Fund may be required to hold an annual meeting of Shareholders in each fiscal year. In addition, special meetings may be called by the Chairman of the Board of Directors, the President, or the Board of Directors or at the written request of shareholders entitled to cast not less than a majority of all votes at such meeting. If the Fund is converted to an open-end company or if for any other reason the Shares are no longer listed on the [            ] (or any other national securities exchange the rules of which require annual meetings of Shareholders), or if the Fund is not required by the Investment Company Act or the Maryland General Corporation Law to elect directors annually, the Fund may decide not to hold annual meetings of Shareholders.

As of             , 2005, the Adviser provided the initial capital for the Fund by purchasing              Shares for $100,000.00. As of the date of this Prospectus, the Adviser owned 100% of the outstanding Shares. The Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Shares (i.e., until the initial public offering of the Shares is completed).

Anti-Takeover Provisions of the Articles of Incorporation and By-Laws

The Fund presently has provisions in its Articles of Incorporation (commonly referred to as “anti-takeover” provisions) which may have the effect of limiting the ability of other entities or a person to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

First, a Director may be removed from office only for cause by vote of at least 75% of the Shares entitled to be cast generally for the election of directors. Second, to authorize the Fund’s conversion from a closed-end to an open-end investment company, or to take other actions, such as approving a merger or consolidating the Fund or its regulation the affirmative vote of the holders of at least 75% of the Shares outstanding and entitled to vote on this matter unless the Board of Directors has approved the transaction by a vote of 75% of the entire board, in which case the 75% vote required of shareholders is reduced to the affirmative vote of a majority of the Fund’s shares outstanding and entitled to vote. Third, the Board of Directors is divided into three classes, each with a term of three years with only one class of Directors standing for election in any year. Such classification may prevent replacement of a majority of the Directors for up to a two-year period. The affirmative vote of at least 75% of the Shares entitled to vote on the matter will be required to amend the Articles of Incorporation to change any of the foregoing provisions.

In addition, the Fund has elected to be subject to provisions of the Maryland General Corporation Law that generally provide that certain mergers, consolidations, share exchanges, asset sales, stock issuances, liquidations or dissolutions, recapitalizations and other transactions (“Business Combinations”), with a beneficial owner of 10% or more of the voting power of a Maryland corporation (an “Interested Shareholder”) or any affiliate of an Interested Shareholder must be recommended by the Board of Directors and approved by the affirmative vote of at least (a) 80% of the votes entitled to be cast by outstanding common shares of voting stock of the corporation and (b) 66  2/3% of the votes entitled to be cast by holders of voting stock other than voting stock held by the Interested Shareholder who is (or whose affiliate is) a party to the Business Combination or an affiliate or associate of the Interested Shareholder (with dissenting shareholders having certain appraisal rights), unless certain value and other standards are satisfied or some other statutory exemption is available.

The percentage votes required under these provisions, which are greater than the minimum requirements under Maryland law (absent the elections described above) or under the Investment Company Act, will make more difficult a change in the Fund’s business or management and may have the effect of depriving holders of Shares of an opportunity to sell Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Directors, however, has considered these anti-takeover provisions and believes they are in the best interests of holders of Shares.

The Fund’s Bylaws provide that with respect to an annual meeting of Shareholders, nominations of persons for election to the Board of Directors and the proposal of other business to be considered by Shareholders may be made only (i) pursuant to the Fund’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by a Shareholder who was a stockholder of record both at the time of giving of notice and at the time of the annual meeting and who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by the Board of Directors, or (iii) provided that the Board of Directors has determined that directors will be elected at the meeting, by a Shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

The foregoing descriptions are subject to the provisions contained in the Fund’s Articles of Incorporation and By-Laws.

PURCHASING SHARES

Initial Public Offering

Subject to the terms and conditions of an underwriting agreement dated                     , 2005 (the “Underwriting Agreement”), the Underwriters named below have severally agreed to purchase from the Fund the number of Shares set forth opposite their names in the following table. Sanders Morris is the representative of the Underwriters (the “Representative”).

Underwriter	Number of Shares
Sanders Morris Harris Inc.
TOTAL

The Underwriters propose to offer the Shares directly to the public at the public offering price set forth on the cover page of this Prospectus. This includes a Sales Charge of $     per Share, or     % of the offering price, which the Fund will pay to the Underwriters. Any Shares sold by the Underwriters to selected securities dealers will be sold at the public offering price less a selling concession, paid by the Underwriters to such dealers, not to exceed $     per Share. The Underwriters may allow, and these selected dealers may re-allow, a concession of not more than $     to other brokers and dealers.

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Common Shares listed in the table above if any of the Common Shares are purchased. In the Underwriting Agreement, the Company and Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute payments the Underwriters may be required to make for any of those liabilities.

The Underwriters propose initially to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $[    ] per share. The Sales Charge the Company will pay of [$    ] per share is equal to [    ]% of the initial offering price. The Underwriters may allow, and the dealers may reallow, a discount not in excess of $             per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed.

The following table shows the public offering price, Sales Charge and proceeds before expenses to the Company. The information assumes either no exercise or full exercise by the Underwriters of their over-allotment option.

	Per Share	Total, without Over-allotment	Total, with Over-allotment
Public Offering Price
Sales Charge to be paid to the Underwriters
Proceeds, before expenses, to the Fund

The Fund’s Organizational Expenses and Offering Expenses will be borne the Fund. The Fund’s Organizational Expenses and Offering Expenses are not expected, on a combined basis, to exceed $[    ].

Over-allotment Option

The Fund has granted to the Underwriters an option, exercisable not later than 45 days after the date of this Prospectus, to purchase up to      additional Shares at the public offering price, less the underwriting discount set forth on the cover page of this Prospectus. The Underwriters may exercise this option solely to cover over-allotments, if any, made in connection with this offering. To the extent that the Underwriters exercise the option, each Underwriter will become obligated, as long as the conditions of the Underwriting Agreement are satisfied, to purchase a number of additional Shares approximately proportionate to that Underwriter’s initial commitment as indicated in the table above. If the Underwriter purchase any additional Shares pursuant to the over-allotment option, the Underwriters will offer such Shares on the same terms as those on which the other Shares are offered herein.

Indemnification

The Fund has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make with respect to any such liabilities.

Lock-up Agreement

The Fund has agreed not to offer, sell, contract to sell or otherwise dispose, or enter into any transaction that is designed to, or could be expected to, result in the disposition of any Shares for a period of 180 days after the date of this Prospectus, without the prior written consent of the Representative. This consent may be given at any time without public notice. With the exception of the Underwriters’ over-allotment option, presently there is no agreement between the Representative and the Fund releasing the Fund from this lock-up period prior to the expiration of the 180-day period.

Stabilization, Short Positions and Penalty Bids

The Underwriters may engage in over-allotment, syndicate-covering transactions, stabilizing transactions and penalty bids or purchases for the purpose of pegging, fixing or maintaining the price of the Shares.

•	Over-allotment involves sales by the Underwriters of Shares in excess of the number of Shares the Underwriters are obligated to purchase from the Fund, which creates a syndicate short position. This short position may be either a “covered” short position or a “naked” short position. In a covered short position, the number of Shares over-allotted by the Underwriters is not greater than the number of Shares that they may purchase in the over-allotment option. In a naked short position, the number of Shares involved is greater than the number of Shares in the over-allotment option. The Underwriters may close out any short position by either exercising their over-allotment option, in whole or in part, or by purchasing Shares in the open market.

•	Syndicate-covering transactions involve purchases of Shares in the open market after the distribution has been completed in order to cover to cover syndicate short positions. In determining the source of Shares to close out the short position, the Underwriters will consider, among other things, the price of Shares available for purchase in the open market as compared to the price at which they may purchase Shares through the over-allotment option. If the Underwriters sell more Shares than could be covered by the over-allotment option (a naked short position), the position can be closed only by purchasing Shares in the open market.

•	Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price.

•	Penalty bids permit the Representative to reclaim a selling concession from a syndicate member when the Shares originally sold by the syndicate member are purchased in a stabilizing or syndicate-covering transaction to cover syndicate short positions.

Any such syndicate-covering transactions, stabilizing transactions or penalty bids could have the effect of raising, maintaining or mitigating a decline in the market price of the Shares, thereby inflating the price of the Shares higher than the price that might otherwise exist in the open market. These transactions may be effected on the Exchange or otherwise and, if commenced, may be discontinued at any time. Notwithstanding the foregoing, neither the Fund nor any of the Underwriters is making any prediction or guarantee as to the direction or magnitude of any effect that any transactions described above will have on the price of the Shares, nor are the Fund or any Underwriters making any representation that the Underwriters will engage in any such transaction. Furthermore, any such transaction, once commenced, may be discontinued without notice.

Pricing of the Offering

Prior to this offering, there has been no public market for the Shares. Consequently, the initial public offering price for the Shares has been determined by negotiations between the Fund and the Representative. The price at which Shares sell after this offering may be lower than the price at which they are sold by the Underwriters. There is no assurance that an active trading market in the Shares will develop and continue after this offering.

The Fund has applied for the listing of its Shares on [                    ] under the symbol “    .” In order to meet the requirements for listing the Shares on the [“            ”], the Underwriters have undertaken to sell Shares only in lots of [    ] or more Shares, to a minimum of [            ] beneficial owners. As a result, the minimum investment requirement is [    ] Shares ($    ). [name] has agreed to purchase      Shares in the offering at the initial public offering price set forth on the cover page of this Prospectus. In addition,      has purchased      Shares at $     per Share to provide the Fund’s initial capital. As a result, upon completion of the initial public offering,      and      will have purchased      Shares ($    ), including Shares purchased in the initial public offering.

One or more of the Underwriters may from time to time act as a broker or dealer in connection with the execution of the Fund’s portfolio transactions after the Underwriter has ceased to be an Underwriter and, subject to certain restrictions, may so act while it is an Underwriter.

The addresses of the Underwriters are                 .

Subsequent Public Offerings

After the closing of the initial public offering and after the expiration of a 180 day period after the expiration of this offering, purchases of Shares generally will be accepted monthly and Shares will be offered at their NAV per Share next determined after receipt of cleared funds, plus any applicable sales charge. See “CALCULATION OF NET ASSET VALUE; VALUATION.”

Under a right of accumulation offered by the Underwriters, the amount of each additional investment in the Fund will be aggregated with the amount of the Shareholder’s initial investment and any other additional investments by the investor in determining the applicable sales charge at the time of subsequent purchases.

Both initial and additional purchases of Shares in the Fund may be accepted from investors at such times as the Board may determine on the terms set forth below.

The Board may, in its discretion, suspend the offering of Shares at any time for any reason. After the closing of the initial public offering, initial and subsequent purchases generally will be accepted monthly, although the Fund may determine to accept purchases on a more or less frequent basis, and Shares will be offered at their NAV per Share next determined after receipt of cleared funds, plus any applicable initial sales charge. See “CALCULATION OF NET ASSET VALUE; VALUATION.”

Pending investment in the Fund, the proceeds of the initial public offering, as well as any subsequent continuous offering, will be placed in an interest-bearing cash account held for the benefit of the Shareholder by his, her or its financial intermediary, pending the closing of such offering. After the closing of an offering, the offering proceeds, including any interest earned in the cash account, will be invested pursuant to the Fund’s investment policies.

Purchase of Shares on the National Securities Exchange

Shares trade on the [            ] under the symbol [    ] during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. When buying or selling Shares through a broker, an investor will incur customary brokerage commissions and charges.

The [            ] is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

REPURCHASES OF SHARES BY THE FUND

The Fund is structured as a non-diversified, closed-end fund, which means that Shareholders do not have the right to redeem Shares on a daily basis. The Fund intends to apply for listing on the [            ]. Listed closed-end funds tend to trade at a discount to their NAV. To provide Shareholders with an additional degree of liquidity and the opportunity to receive NAV on the disposition of Shares, the Fund will make semi-annual offers to repurchase its Shares at the then-current NAV. The repurchase offers will be limited, however, to a specified percentage of the Fund’s outstanding Shares. The repurchase offers will be made pursuant to a fundamental policy of the Fund that may be changed only with the approval of the Fund’s shareholders.

Semi-Annual Repurchases of a Minimum of 5% of the Outstanding Shares

On a semi-annual basis, the Fund will offer to repurchase a minimum of 5% of the number of Shares outstanding on the date repurchase requests are due. The Board may establish a larger percentage for any such repurchase offer. In no event, however, will the Fund offer to repurchase less than 5% or more than 25% of its Shares outstanding on the date repurchase requests are due.

The Fund intends to commence the first annual repurchase offer in                         , 2005 and to complete it in                         , 2005. Thereafter, a semi-annual repurchase offer will commence each [name of month] and will be completed each [name of month].

To commence each repurchase offer, the Fund will send a written notification of the offer to Shareholders directly or indirectly via their financial intermediaries. The notification will specify, among other things:

•	the percentage of the Shares that the Fund is offering to repurchase (ordinarily 5%);

•	the date on which a Shareholder’s repurchase request is due (ordinarily the first Friday of the month following the distribution date of the written notification of the offer to Shareholders) (“Repurchase Request Deadline”);

•	the date that will be used to determine the Fund’s NAV applicable to the repurchase offer (expected ordinarily to be the day on which the repurchase request is due); and

•	the NAV of the Shares as of a date no more than 7 days prior to the distribution date of this notification.

The Fund intends to send this written notification approximately 30 days before the Repurchase Request Deadline. In no event will the notification be sent less than 21 or more than 42 days in advance. In order to participate in any repurchase offer, your Shares must be held through a selected broker-dealer. You will not be able to receive repurchase offers directly from the Fund. In addition, it is important for you to recognize that your selected broker-dealer may require additional time to mail the repurchase offer to you, to process the request and to credit your account with the proceeds of any repurchased Shares.

The Repurchase Request Deadline is a deadline that will be strictly observed. If a Shareholder’s intermediary fails to submit your repurchase request in good order by the due date, that Shareholder will be unable to liquidate his or her until a subsequent annual repurchase offer and will have to submit a new request for that subsequent offer. Shareholders should advise their intermediaries of their intentions in a timely manner. Shareholders may withdraw or change their repurchase request at any time prior to the date of the Repurchase Request Deadline.

Payments for repurchased Shares may require the Fund to liquidate portfolio holdings in Investment Funds earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover. The Fund may, but need not, maintain cash or borrow money to meet repurchase requests. Such a practice could increase the Fund’s operating expenses and impact the ability of the Fund to achieve its investment objective.

In the event that the Adviser or any of its affiliates holds Shares in its capacity as a Shareholder, all or some of such Shares may be tendered for repurchase pursuant to the terms of the repurchase offer made by the Fund, without notice to the other Shareholders.

Pro Rata Repurchases of Shares in the Event of an Oversubscribed Repurchase Offer

There is no minimum number of Shares that must be tendered in order for the Fund to honor repurchase requests. However, the percentage determined by the Board for each semi-annual repurchase offer will establish a maximum number of Shares that may be repurchased by the Fund. In the event that a repurchase offer by the Fund is oversubscribed, the Fund may, but is not required to, repurchase up to an additional 2% of the outstanding Shares beyond the initial repurchase offer amount. Any additional repurchase of Shares in excess of 2% of the outstanding Shares would require Board approval and additional notification to Shareholders. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis.

If pro-ration is necessary, the Fund will send a notice of pro-ration to the selected broker-dealers on the business day following the Repurchase Request Deadline. The number of Shares each Shareholder requested to have repurchased will be reduced by the same percentage. If any Shares that a Shareholder wishes to have repurchased by the Fund are not repurchased due to pro-ration, such Shareholder will have to wait until a subsequent repurchase offer and will not receive any priority over other Shareholders’ requests for repurchase with respect to any such subsequent offer. Thus, there is a risk that the Fund may not purchase all of the Shares that a Shareholder wishes to sell in a given semi-annual period or in any subsequent semi-annual period. In anticipation of the possibility of pro-ration, some Shareholders may tender more Shares than they wish to have repurchased in a particular semi-annual period, thereby increasing the likelihood of pro-ration. With respect to any such repurchase offer, there is no assurance that Shareholders will be able to sell as many Shares as they desire to sell.

Suspension or Postponement of a Repurchase Offer

The Fund may suspend or postpone a repurchase offer by a vote of a majority of the Directors, including     , by separate vote, a majority of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act, and only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code; (b) for any period during which the Exchange or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the repurchase offer amount from the time that the Notification is sent to shareholders until the repurchase date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (b) that mature by the Repurchase Payment Deadline.

The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase policy and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

The Fund intends to finance Repurchase Offers with cash on hand, cash raised through borrowings, or the liquidation of Investment Funds.

The Fund’s Fundamental Policies Regarding Share Repurchases

The Fund has adopted the following fundamental policies in relation to its Share repurchases that may only be changed by a majority vote of the outstanding voting securities of the Fund:

•	commencing in 2005, the Fund will make share repurchase offers once every [six] months, pursuant to Rule 23c-3 under the Investment Company Act, as it may be amended from time to time;

•	in each repurchase offer, the Fund will offer to repurchase minimum of 5% of the Fund’s outstanding Shares, unless the Board establishes a different minimum percentage, which must be between 5% and 25%;

•	each Repurchase Request Deadline date will be the first Friday of the month following the notification to Shareholders of the repurchase offer (or the preceding business day if the Exchange is closed that Friday); and

•	there will be a maximum of 14 days between Repurchase Request Deadline and the date on which the Fund’s NAV for that repurchase is determined.

Determination of Repurchase Price

The repurchase price payable in respect of a repurchased Share will be equal to the Share’s NAV on the date for such determination specified in the notification provided to shareholders (“Net Asset Value Determination Date”). The Fund’s NAV per Share may change substantially in a short time as a result of developments in the Investment Funds. The Fund’s NAV per Share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, which is generally expected to occur on the same date as the Net Asset Value Determination Date, and the NAV per Share may also change materially shortly after a repurchase is completed. The method by which the Fund calculates NAV is discussed under the caption “CALCULATION OF NET ASSET VALUE; VALUATION.”

Payment

The Fund expects to repurchase shares on the next business day after the NAV determination date. Proceeds will be distributed to intermediaries as specified in the repurchase offer notification, usually on the third business day after repurchase. In any event, the Fund will pay repurchase proceeds no later than seven days after the NAV determination date.

Consequences of Repurchase Offers

The Fund believes that repurchase offers will generally be beneficial to the Shareholders, and will generally be funded from available cash or sales of portfolio securities. The Fund may temporarily hold more of its total assets in highly liquid securities (including cash) if it anticipates financing some or all repurchases in a repurchase offering by selling portfolio investments. However, if the Fund borrows to finance repurchases, interest on that borrowing will increase the Fund’s expenses and will reduce any net investment income. From time to time, commencing at least 30 days after the closing of this initial offering, the Fund may offer new shares continuously, which may alleviate these potential consequences, but there is no assurance that the Fund will be able to secure new investments or raise new cash.

Repurchase offers provide shareholders with the opportunity to dispose of Shares at NAV. The Fund has applied for listing on the Exchange and therefore anticipates that a secondary market for Shares will develop. Shares trading in the secondary market may trade at a discount to NAV. The existence of periodic repurchase offers at NAV may not alleviate such discount.

Repurchase of the Shares will tend to reduce the number of outstanding Shares and, depending upon the Fund’s investment performance and its ability to sell additional Shares in monthly offerings, its net assets. A reduction in the Fund’s net assets will tend to increase the Fund’s expense ratio.

In addition, the repurchase of shares by the Fund will be a taxable event to shareholders. For a discussion of these tax consequences, see “TAXATION.”

DISTRIBUTION POLICY

Dividends will be declared and paid annually on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the companies in which the Fund invests will not pay any dividends, and this, together with the Fund’s relatively high expenses, means that the Fund is unlikely to have income or pay dividends. The Fund is not a suitable investment if you require regular dividend income.

Substantially all of any taxable net capital gain realized on investments will be paid to Shareholders at least annually.

The net asset value of each Share owned by a Shareholder will be reduced by the amount of the distributions or dividends that the Shareholder receives from that Share.

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s Plan, unless a shareholder otherwise elects, all distributions of dividends and capital gains will be automatically reinvested by         , a transfer agent registered with the SEC (the “Plan Agent”) in additional Shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Shares are held in street or other nominee name, then to the nominee) by the Fund’s custodian, as dividend disbursing agent. A shareholder may elect not to participate in the Plan and to receive all dividends and capital gain distributions in cash by sending written instructions to the Plan Agent, as dividend disbursing agent, at the address set forth below.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash or in Shares, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution) or (2) the market price of the Shares on the payment date of the dividend or distribution is equal to or exceeds their NAV, participants will be issued Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise would incur to raise additional capital. If NAV exceeds the market price of Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board precludes reinvestment in Shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market, on the Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Share, the average per share purchase price paid by the Plan Agent may exceed the NAV of Shares, resulting in acquisition of fewer Shares than if the dividend or distribution had been paid in Shares issued by the Fund. Thus, the price of Shares purchased in the open market or issued by the Fund to the Plan may exceed the NAV of the Shares. The Fund will not issue Shares under the Plan below NAV at the time of issuance.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time by the Plan participant without penalty by written notice to the Plan Agent if received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Shares credited to his or her account under the Plan will be issued in book entry Shares and a cash payment will be made for any fraction of a Share credited to such account.

The Plan Agent will maintain each Shareholder’s account in the Plan and will furnish confirmation of each transaction in the account as soon as practicable but not later than sixty (60) days after the date thereof, including information needed by Shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each Shareholder’s proxy will include those Shares purchased pursuant to the Plan.

In the case of Shareholders, such as banks, brokers or nominees, which hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are participants in the Plan. Shareholders who intend to hold their Shares through a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions through the Plan, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commission charged with respect to Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions. See “TAXATION”

The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Shareholders at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 30 days’ prior written notice to all Shareholders. All correspondence concerning the Plan, including requests for additional information, should be directed to the Plan Agent at [name and address.]

CALCULATION OF NET ASSET VALUE; VALUATION

The NAV of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses. The Fund will calculate its NAV on the last business day of each calendar week as of the close of regular business of the Exchange, which is generally 4:00 p.m. Eastern time (“Market Close”). In addition, the Fund will calculate its NAV as of the Market Close on each of the five business days preceding a Repurchase Request Deadline.

The Valuation Committee of the Fund will oversee the valuation of the Fund’s investments, including in interests in the Investment Funds, in accordance with written policies and procedures (the “Valuation Procedures”) that the Board has approved for purposes of determining the value of securities held by the Fund, including the fair value of the Fund’s investments in Investment Funds. In addition, as a part of its responsibilities, the Valuation Committee reviews the valuation procedures of the underlying Investment Funds to determine whether such procedures are in compliance with the valuation procedures adopted by the Fund. The Valuation Committee will consist of         . The Directors, including the Independent Directors, and the members of the Valuation Committee, have been advised of their duties with respect to valuation as described in the Valuation Procedures.

As a general principle, the fair valuation of a security should reflect the amount that the Valuation Committee determines that the Fund might reasonably expect to receive for the security upon the orderly sale or redemption of the security, based on information available at the time that the Valuation Committee believes to be reliable. In the case of a security issued by an Investment Fund, this would typically be equal to the amount that the Fund might reasonably expect to receive from the Investment Fund if the Fund’s interest were redeemed or monetized in an orderly fashion consistent with the Fund’s investment time horizon. It is anticipated that the Valuation Committee will make this determination based on the valuation most recently provided by the Investment Fund in accordance with the policies the Investment Fund has established, which may constitute the Investment Fund’s best estimate at the time based upon data then available, as well as any other relevant information reasonably available at the time of the valuation of the Fund’s portfolio.

Prior to an investment by the Fund in any Investment Fund, the Valuation Committee will conduct a due diligence review of the valuation methodologies used by the Investment Fund. With regard to valuation procedures, the Valuation Committee will require the Investment Funds to use market value (or an average thereof) for valuing securities when available, and otherwise will use principles of fair value applied in good faith. The Valuation Committee will consider whether it is appropriate, in light of all relevant circumstances, to value interests in the Investment Funds at the NAV as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount.

The Valuation Procedures approved by the Board provide that, where deemed appropriate by the Adviser and consistent with the Investment Company Act, investments in Investment Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of redemptions by the Investment Fund or sales of similar securities to third parties at different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Valuation Committee, in accordance with the Valuation Procedures, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the Valuation Procedures are fair to the Fund and consistent with applicable regulatory guidelines.

In addition, the Valuation Committee, or its delegates, including any pricing service, will perform additional due diligence to determine the reliability of valuations provided for Investment Funds, including the periodic cross-checking of (i) values of the Fund’s interest in an Investment Fund, as provided by the Investment Fund, against (ii) the values of the Investment Fund’s individual portfolio investments, as reported by the Investment Fund pursuant to its agreement to provide the Fund with “portfolio transparency.”

To the extent the Adviser invests the assets of the Fund in securities or other instruments that are not investments in Investment Funds (e.g., directly or through Separate Accounts), the Fund will generally value such assets as described below. Securities traded (1) on one or more of the U.S. national securities exchanges or the OTC Bulletin Board will be valued at their last sales price, and (2) on the Nasdaq Stock Market will be valued at the Nasdaq Official Closing Price (“NOCP”), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on the Nasdaq Stock Market for which the NOCP is not available will be valued at the mean between the closing bid and asked prices in this market. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded and translated into U.S. dollars at the current exchange rate. If an event occurs between the close of the foreign exchange and the computation of the Fund’s NAV that would materially affect the value of the security, the value of such a security will be adjusted to its fair value. Except as specified above, the value of a security, derivative, or synthetic security that is not actively traded on an exchange shall be determined by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models, or combinations of these. The Valuation Committee or Independent Administrator, as applicable, will monitor the value assigned to each security by the pricing service to determine if it believes the value assigned to a security is appropriate. If the Independent Administrator or Valuation Committee, as applicable, believes that the value received from the pricing service is incorrect, then the value of the security will be adjusted to reflect its estimated fair value as determined in accordance with the Valuation Procedures.

In general, the estimated fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The estimated fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Valuation Committee and/or the Board, in consultation with the Independent Administrator, the Pricing Agent or the Adviser, will reevaluate the Fund’s fair value methodology to determine, what, if any, adjustments should be made to the methodology.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Board, the Valuation Committee, and/or the Independent Administrator (in reliance on the Investment Funds and/or their administrators) regarding appropriate valuations should prove incorrect. The Fund may desire to dispose of an interest in an Investment Fund, but be unable to dispose of such interest, and could therefore be obligated to continue to hold the interests for an extended period of time. In such a case, the Independent Administrator, upon consultation with the Valuation Committee, the and/or the Adviser, may continue to value the interests without the benefit of the Investment Manager’s or its administrator’s valuations, and may, in its sole discretion, determine to discount the value of the interests in accordance with the Valuation Procedures.

TAXATION

The Fund intends to qualify and elect to be treated as a regulated investment company (“RIC”) under the Code. The Code requires among other things that RICs meet certain source of income, diversification and distribution requirements. To assure compliance with these requirements, the Fund will invest only in Investment Funds that have agreed to provide the Fund with “portfolio transparency”, i.e., the identity of each issuer of each security held by an Investment Fund, the class or type of such security, and the value of such security (or security-related position, derivative instrument and other investment or asset) held by the Investment Fund and information on income and gains. The Fund, in its absolute discretion, may redeem or otherwise dispose of its interest in an Investment Fund that does not provide such information. If an Investment Fund is unwilling or unable to continue to provide portfolio transparency, the Adviser will take appropriate action, based on a consideration of, among other things, the nature of the information that is not being provided to the Fund; the size of the Fund’s investment in the Investment Fund; whether failure to provide portfolio transparency is temporary or permanent; and, if temporary, the expected duration of the lack of portfolio transparency. If deemed appropriate by the Adviser, the Fund may request that the Investment Fund redeem or repurchase the Fund’s interest in the Investment Fund.

As a regulated investment company, the Fund will generally be exempt from federal income taxes on net investment income, tax-exempt income, and net capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to Shareholders, as long as at least 90% of the Fund’s net investment income and net tax-exempt interest income, if any, is distributed to Shareholders each year.

Dividends from net investment income are taxable as ordinary income and, to the extent attributable to dividends received by the Fund from certain corporations, may be eligible for a 70% dividends-received deduction for shareholders that are corporations and lower individual tax rates on qualified dividends. Distributions, if any, from net long-term capital gain are taxable to Shareholders as long-term capital gain, regardless of how long Shares have been held by the Shareholder, and are not eligible for the dividends-received deduction. Distributions, if any, from net short-term capital gains will be taxable as ordinary income. The tax treatment of ordinary income and capital gain dividends is the same whether Shareholders receive them in cash or reinvest them to buy additional Shares.

The Fund does not intend to operate so as to be permitted to “pass-through” to its Shareholders credit for foreign taxes, if any, payable by the Fund. Hedging activities by the Investment Funds may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to Shareholders and may also result in the deferral of the recognition of losses by the Investment Funds (which could increase the amount of taxable distributions to shareholders). Gains from foreign currency forward contracts will generally be treated as ordinary income.

Each January, Shareholders will be sent information on the tax status of any distribution made during the previous calendar year.

Although the Fund will monitor investments made by the Investment Funds in order to comply with the qualification requirements for status as a regulated investment company, the Fund will not control particular investments made by each Investment Fund. It is also possible that a particular Investment

Fund may not supply information in a timely manner in spite of any agreement to do so. As a result, there is some possibility that the Fund may not qualify for status as a regulated investment company. In such a case, the Fund would be taxed on its income and gains and Shareholders would be taxed on distributions.

Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on UBTI. Because the Fund is a corporation for federal income tax purposes, an owner of Shares will not report on its federal income tax return any of the Company’s items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of Shares unless its ownership of the shares is debt financed. In general, a share would be debt financed if the tax-exempt owner of shares incurs debt to acquire a share or otherwise incurs or maintains a debt that would not have been incurred or maintained if that share had not been acquired.

Shareholders should consult their tax advisors regarding the specific tax consequences, including state and local tax consequences, of participating in a repurchase offer. A sale of Shares pursuant to a repurchase offer will be treated as a taxable sale or exchange of the Shares if the tender (i) completely terminates the Shareholder’s interest in the Fund, (ii) is treated as a distribution that is “substantially disproportionate” or (iii) is treated as a distribution that is “not essentially equivalent to a dividend.” A “substantially disproportionate” distribution generally requires a reduction of more than 20% in the shareholder’s proportionate interest in the Fund after taking into account all Shares sold under the repurchase offer. A distribution “not essentially equivalent to a dividend” requires that there be a “meaningful reduction” in the Shareholder’s interest, which should be the case if the shareholder has a minimal proportionate interest in the Fund, exercises no control over Fund affairs and suffers a reduction in his or her proportionate interest.

The Fund intends to take the position that sales of Shares pursuant to a repurchase offer will qualify for sale or exchange treatment. If the transaction is treated as a sale or exchange for tax purposes, any gain or loss recognized will be treated as a capital gain or loss by Shareholders who hold their Shares as a capital asset and as a long-term capital gain or loss if such Shares have been held for more than one year. However, if a Shareholder sells Shares on which a long-term capital gain distribution has been received and the Shareholder held the shares for six months or less, any loss the Shareholder realizes will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution. All or a portion of any loss realized on a sale may also be disallowed if the Shareholder acquires other Shares within 30 days before or after the sale and, in such a case, the basis of the acquired Shares would then be adjusted to reflect the disallowed loss.

If a sale of Shares pursuant to a repurchase offer is not treated as a sale or exchange, then the amount received upon a sale of Shares may consist in whole or in part of ordinary dividend income, a return of capital or capital gain, depending on the Fund’s earnings and profits for its taxable year and the Shareholder’s tax basis in the Shares. In addition, if any amounts received are treated as a dividend to tendering Shareholders, there is a risk that a constructive dividend may be considered to be received by non-tendering Shareholders whose proportionate interest in the Fund has been increased as a result of the tender.

The Fund generally will be required to withhold federal income tax at a rate of 28% (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds to individuals and certain other non corporate shareholders if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the

Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the Shareholder’s federal income tax liability and may entitle the Shareholder to a refund, provided that the required information is furnished to the IRS.

Distributions may be subject to additional state, local and foreign taxes, depending on each Shareholder’s particular situation. Non-U.S. Shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends (including distributions of net short-tern capital gain) to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

The discussion contained in this section is a general and abbreviated summary of certain federal tax considerations affecting the Fund and its Shareholders, and is not intended as tax advice or to address a shareholder’s particular circumstances. Investors are urged to consult their tax advisors regarding the tax consequences of investing in the Fund.

This summary is based on the Code as in effect on the date of this Prospectus, the U.S. Treasury Regulations promulgated thereunder (the “Treasury Regulations”), rulings of the U.S. Internal Revenue Service (the “Service”), and court decisions in existence on the date hereof, all of which are subject to change. The Fund has not sought a ruling from the Service or any other federal, state or local agency with respect to any of the tax issues affecting the Fund.

ERISA CONSIDERATIONS

The U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the Code impose certain requirements on employee benefit plans to which ERISA applies, certain other plans (such as individual retirement accounts and Keogh plans) that, although not subject to ERISA, are subject to certain similar rules of the Code (such employee benefit plans subject to ERISA and such other plans, collectively, “ERISA Plans”) and those persons who are fiduciaries with respect to such ERISA Plans. In accordance with ERISA’s general fiduciary standards, before investing in the Fund, a Plan fiduciary should determine whether such an investment is permitted under the governing Plan instruments and is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio.

In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must also give appropriate consideration to, among other things, an examination of the risk and return factors, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment in the Fund and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives.

A Plan fiduciary considering an investment in the Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs. In addition, a Plan fiduciary should consider whether an investment in the Fund will result in any UBTI to the Plan. See “TAXATION.”

Because the Fund will be registered as an investment company under the Investment Company Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules in ERISA or the Code. Thus, neither the Adviser nor the Investment Managers will be fiduciaries within the meaning of ERISA or the Code with respect to the assets of any Plan that becomes a Shareholder in the Fund, solely as a result of the Plan’s investment in the Fund.

Certain prospective investors may currently maintain relationships with the Adviser or one or more Investment Managers in which the Fund invests, or with other entities that are affiliated with the Adviser or Investment Managers. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Plan to which it provides investment management, investment advisory, or other services. ERISA and the relevant provisions of the Code prohibit Plan assets to be used for the benefit of a party in interest and also prohibit a Plan fiduciary (having discretionary control or authority over the plan assets) from using its position to cause the Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code and fiduciaries of such plans should not permit an investment in the Fund with plan assets if the Adviser or the Investment Managers, or their affiliates perform or have investment powers over such assets, unless an exemption from the prohibited transaction rules apply with respect to such purchase. The Fund will require Plan fiduciaries proposing to invest in the Fund to certify that (a) the investment by such Plan interest holder in the Fund is prudent for the Plan (taking into account any applicable liquidity and diversification requirements of ERISA); (b) the investment in the Fund is permitted under ERISA, the Code, other applicable law and the Plan’s governing plan documents; (c) neither the Adviser nor any of its affiliates (including, without limitation, any of the Related Parties) has acted as a fiduciary under ERISA with respect to such purchase; (d) no advice provided by the Adviser or any of its affiliates (including, without limitation, any of the Related Parties) has formed a primary basis for any investment decision by such Plan interest holder in connection with such purchase; and (e) the purchase, holding and disposition of the interest in the Fund will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or any materially similar provisions of other law for which an exemption is not available.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisor regarding the consequences under ERISA and the Code of the acquisition and ownership of an investment in the Fund.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA and the Code discussed above but may be subject to materially similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Fund.

THE FUND’S SALE OF SHARES TO ERISA PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISER OR ANY OF THEIR AFFILIATES (INCLUDING, WITHOUT LIMITATION, ANY OF THE RELATED PARTIES), OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE INTERESTS, THAT SUCH INVESTMENT BY ERISA PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO ERISA PLANS

GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR ERISA PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

REPORTS TO SHAREHOLDERS

The Fund anticipates sending Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders may also be sent additional reports regarding the Fund’s operations each quarter, at the discretion of the Adviser.

In the event that the Investment Company Act or the SEC in the future requires more frequent reporting, the Fund will comply with such additional reporting requirements.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. The 12-month period ending December 31 of each year will be the taxable year of the Fund.

ACCOUNTANTS AND LEGAL COUNSEL

The Board has selected KPMG, LLP as the independent public accountants of the Fund. KPMG, LLP’s principal business address is located at 700 Louisiana, Suite 3100, Houston, TX 77002.

Dechert LLP, located at 1775 I Street, N.W., Washington, DC 20006, serves as legal counsel to the Fund and also serves as legal counsel to the Adviser and certain of its affiliates.

FURTHER INFORMATION

The Fund has filed with the Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act with respect to the Shares offered hereby. Further information concerning these securities and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part, on file with the Commission. The Registration Statement may be inspected without charge at the Commission’s office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission.

The Fund will be subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith will file reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and the Commission’s regional offices at The Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. Such reports and other information concerning the Fund may also be inspected at the offices of the Exchange.

INQUIRIES

Inquires concerning the Fund and the Shares should be directed to:

Endowment Advisers, L.P.

4265 San Felipe, Suite 900

Houston, Texas 77027

Attention: Mr. A. Haag Sherman

Toll-Free: 1-800-725-9456

Until                             , 2005 (    calendar days after the commencement of the offering), all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to the obligation of the selected brokers and dealers to deliver a prospectus in connection with each sale made pursuant to this offering.

Appendix A

PRIOR PERFORMANCE OF A SIMILAR FUND

The following information relates to a registered closed-end management investment company (including all of the expenses of its feeder funds) that follows a substantially similar investment program as the Fund (Collectively, the “Similar Fund”). The Adviser is the investment adviser of both the Similar Fund and the Fund.

The Similar Fund was organized as a Cayman Islands limited partnership and, without having commenced investment operations, re-domesticated as a Delaware limited partnership. After this re-domestication, the Similar Fund operated as an unregistered investment vehicle until it registered as a closed-end investment company under the Investment Company Act. The Similar Fund has a variety of feeder funds that invest substantially all of their assets into the Similar Fund, and the return figures (pre and post - registration under the Investment Company Act) set forth below reflect a weighted average of all of the expense related to such feeder funds. Upon registration of the Similar Fund under the Investment Company Act, the Adviser replaced the Similar Fund’s general partner (“General Partner”) as the investment manager of the Similar Fund. The Adviser and the General Partner are managed by the same Investment Committee and in the same manner, and there are no material differences, except for the requirements of the Investment Company Act, between the manner in which the General Partner managed the Similar Fund prior to its registration under the Investment Company Act and the management of the Similar Fund by the Adviser after such registration.

The total return figures in the chart are intended to provide investors with information about the historical experience of the Adviser in managing a portfolio which is substantially similar to the Fund. This information does not reflect the investment performance of the Fund, and investors should not consider this performance data as an indication of future performance, or as a substitute for the performance, of the Fund. The table should be read in conjunction with the notes thereto. The performance information in the table has not been audited and does not comply with the standards established by the Association of Investment Management and Research (AIMR). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Prospective investors should recognize that there are certain differences between the investment policies of the Fund and the Similar Fund, as discussed below, and that the fees and expenses of the Fund and the Similar Fund differ. Future investments will be made under different economic conditions, which will result in performance results that differ from those set forth below. Also, the period covered by the prior performance information is limited, and may not reflect performance in different economic cycles.

In addition, while the Adviser expects to employ an investment program for the Fund that is substantially similar to the investment program that is used by the Similar Fund, there are certain important differences and limitations that will affect the performance results of the Fund. In particular, you should consider the following:

•

The Fund and the Similar Fund are each registered under the Investment Company Act. As a result, the Fund and the Similar Fund are subject to certain investment limitations imposed by the Investment Company Act that were not applicable to the Similar Fund (prior to its registration under the Investment Company Act in March 2004). Accordingly, the performance results of the Similar Fund could have been adversely affected if the Similar Fund had been registered as an investment company since its inception in April 2003 and subject to the limitations imposed by such act. In addition, the Fund will require the Investment Funds in its portfolio to provide “portfolio transparency” to the Adviser, or to a third party designee (the “Pricing Agent”). The Similar Fund does not have this requirement. This requirement may have a negative adverse effect on the Fund’s choice of Investment Funds and thus its performance relative to the Similar Fund.

•	The performance results presented for the Similar Fund reflect fees and expenses that are different from the fees and expenses of the Fund. The fees and expenses of the Fund are expected to be higher than those of the Similar Fund (particularly as a result of the sales charge). Higher expenses of the Fund relative to the Similar Fund would reduce the performance figures listed below.The similar Fund’s performance information reflects the impact of fee waivers and/or reimbursements, in the absence of which performance would have been lower.

•	The performance results presented reflect the repayment of organizational costs of the Similar Fund over five years (though such expenses were expensed in accordance with generally accepted accounting principles), which is the manner in which the Similar Fund allocates such costs to the Partners’ capital accounts. However, the Similar Fund’s financial statements reflect the expense of such organizational costs in the year in which they were incurred, as required by generally accepted accounting principles. The Fund’s organizational costs of [$ ] will be borne by the Fund on closing of the Offering. Accordingly, the return calculations set forth below with respect to the Similar Fund will be higher (relative to the return calculation set forth in the financial statements) in the year in which the organizational costs were incurred than in subsequent years.

•	The Similar Fund is taxed as a partnership. The Fund is taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which may negatively affect the Fund’s performance relative to the Similar Fund’s performance.

For the above reasons, and others, the performance information is not intended to represent the expected performance of the Fund.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE FOLLOWING INFORMATION MUST BE READ IN CONJUNCTION WITH THE ACCOMPANYING FOOTNOTES APPEARING BELOW.

Performance Record of the Similar Fund

	2003
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
Similar Fund				3.09%	4.12%	2.13%	-0.40%	2.14%	1.97%	3.06%	1.22%	2.83%	21.99%
60/40 Portfolio				5.25%	4.02%	0.77%	-0.03%	1.28%	0.32%	3.02%	0.60%	3.57%	20.28%
S&P 500				8.24%	5.27%	1.28%	1.76%	1.95%	-1.06%	5.66%	0.88%	5.24%	32.87%
Lehman Int. Gov/Cdt Bond Index				0.76%	2.01%	-0.07%	-2.72%	0.24%	2.53%	-0.94%	0.14%	0.87%	2.76%
S&P Hedge Fund Index				1.22%	1.82%	0.47%	-0.04%	0.68%	0.68%	1.40%	0.44%	1.44%	8.39%

	2004
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
Similar Fund	1.72%	1.39%	1.21%	-2.67%	-1.33%	0.90%	-0.92%	0.46%	1.77%	0.77%	3.13%	1.72%	8.31%
60/40 Portfolio	1.37%	1.24%	-0.59%	-1.89%	0.64%	1.29%	-1.65%	0.91%	0.72%	1.19%	2.07%	2.31%	7.78%
S&P 500	1.84%	1.39%	-1.51%	-1.57%	1.37%	1.94%	-3.31%	0.40%	1.08%	1.53%	4.05%	3.40%	10.88%
Lehman Int. Gov/Cdt Bond Index	0.66%	1.02%	0.78%	-2.37%	-0.45%	0.30%	0.84%	1.67%	0.17%	0.67%	-0.91%	0.68%	3.04%
S&P Hedge Fund Index	0.92%	0.96%	0.04%	-0.96%	-0.35%	-0.28%	-0.66%	0.18%	0.57%	0.65%	1.76%	1.23%	4.10%

	2005
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
Similar Fund	-0.30%												-0.30%
60/40 Portfolio	-1.39%												-1.39%
S&P 500	-2.44%												-2.44%
Lehman Int. Gov/Cdt Bond Index	0.19%												0.19%
S&P Hedge Fund Index	-0.47%												-0.47%

Performance Analysis	TEF	60/40	S&P 500	G/C Bond	S&P HFI
January 2005	-0.30%	-1.39%	-2.44%	0.19%	-0.47%
Since Inception	31.73%	27.83%	43.74%	6.08%	12.31%
Monthly Average	1.27%	1.14%	1.70%	0.28%	0.53%

Standard Deviation	5.69%	6.15%	9.75%	4.26%	2.71%
Annualized Sharpe Ratio	2.51	2.06	1.99	0.54	1.99
% Down Months	22.73%	22.73%	22.73%	27.27%	27.27%
Maximum Drawdown	-3.99%	-2.47%	-3.31%	-2.81%	-2.23%

Correlations Analysis*	Alpha	Beta	R2
60/40 Portfolio	5.15%	0.750960	0.660412
S&P 500	6.92%	0.420073	0.518481
Lehman Int. Gov/Cdt Bond Index	14.15%	0.594007	0.198080
S&P Hedge Fund Index	3.04%	1.923661	0.842085

NOTES TO PERFORMANCE INFORMATION

The performance and related information above is based on the Similar Fund’s investment performance and is not the investment performance of the Fund. This information was prepared based on the following facts and assumptions:

1.      The information is based on investment returns derived from the Similar Fund’s unaudited financial statements and other data.

2.      The returns shown above reflect the performance of the Similar Fund net of fees and expenses (including those related to its Feeder Funds), including deduction of an annual fixed management fee, servicing fee, administration fee, and brokerage commissions (if any). The return is calculated by dividing the end-of-month account balances by the beginning-of-month account balances, for the Similar Fund (including those related to its Feeder Funds). Performance results are calculated on a total return basis, including all portfolio income, and unrealized and realized capital gains and losses. Calculations are time-weighted to account for periodic contributions and withdrawals and are geometrically linked. At all times, assets under management of the Similar Fund (including those related to its Feeder Funds) varied between approximately $41 million and approximately $290 million. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

3.      Investors in the Similar Fund prior to its registration as an Investment Company were subject to an annual management fee that ranged between 0.75% and 2% of month-end net assets, and an administration fee of between approximately 0.12% and 0.30% after such registration, investors in the Similar Fund are subject to an annual management fee of 1% of monthly net asset and other expenses of between approximately 1.27 to 1.85%. The Similar Fund’s performance information reflects the impact of fee waivers and/or reimbursements, in the absence of which performance would have been lower.

4.      The Standard and Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) is an unmanaged, capitalization-weighted index comprising publicly traded common stocks issued by companies in various industries. The S&P 500 Index is widely recognized as the leading broad-based measurement of changes in conditions of the U.S. equities market.

The Standard and Poor’s Hedge Fund Index (“S&P Hedge Fund Index”) is an unmanaged index designed to be representative of the broad-based investment experience of the hedge fund marketplace. The S&P Hedge Fund Index currently has 40 constituents, divided into three sub-indices: Standard and Poor’s Arbitrage Index, Standard and Poor’s Event-Driven Index and Standard and Poor’s Directional/Tactical Index. These sub-indices represent a total of nine specific investment strategies. The strategies are equally weighted to attempt to provide a balanced representation of hedge fund investment approaches. The S&P Hedge Fund Index reflects accounts managed by hedge funds selected by, and whose representation in the S&P Hedge Fund Index is weighted by, Standard and Poor’s (“S&P) (each an “Included Account”). Generally, the S&P Hedge Fund Index is scheduled to be rebalanced in January of each year.

The S&P 500 Index reflects the total return of its constituent securities, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The S&P Hedge Fund Index’s performance is based on a composite of the weighted net capital appreciation or depreciation of each Included Account for the indicated period, but does not take into account the reinvestment of dividends or other distributions. The performance information for each of the S&P 500 Index and the S&P Hedge Fund Index (together, the “S&P Indexes”) does not take into account any taxes imposed on, or any fees, expenses, commissions or other charges that are borne by, a fund or its investors.

Performance and other information relating to the S&P Indices were obtained from sources believed to be accurate, but no warranty is made as to the accuracy or completeness thereof. The Fund and S&P make no guarantees regarding the accuracy of, nor recommends any investment decision based on, such information.

5.        The Lehman Brothers Government/Credit Bond Index (“LBGCI”) is an unmanaged, market-weighted index generally representative of intermediate and long-term government and investment grade corporate debt securities having maturities of greater than one year. The performance information of the LBGCI does not take into account any taxes imposed on, or any fees, expenses, commissions or other charges that are borne by, a fund or its investors.

6.        The 60/40 Portfolio provides an indication of the performance of a hypothetical portfolio that invested 60% of the value of its assets in the S&P 500 Index and 40% of the value of its assets in the LBGCI for the indicated period. Inclusion of the performance of the 60/40 Portfolio is intended to provide a benchmark against which to compare the Similar Fund’s allocation of assets between equity investments and fixed income investments. The proportion of the Similar Fund’s assets invested in equity investments and fixed income investments varied during the indicated period, but comparison to the 60/40 Portfolio reflects that, under normal circumstances, the Similar Fund’s portfolio was weighted in favor of equity - like exposure.

The performance information for the 60/40 Portfolio does not take into account any taxes imposed on, or any fees, expenses, commissions or other charges that are borne by, a fund or its investors.

Neither S&P nor Lehman Brothers have compiled, maintained, reviewed or verified the performance information listed for the 60/40 Portfolio. Such information was obtained from sources believed to be accurate, but no warranty is made as to the accuracy or completeness thereof. The Similar Fund, the Fund, S&P and Lehman Brothers make no guarantees regarding the accuracy of, nor recommends any investment decision based on, such information.

7.        Standard Deviation quantifies the volatility in the returns of the Similar Fund by measuring the amount of variation in the group of returns that make up the Similar Fund’s average return.

8.        Sharpe Ratio quantifies the Similar Fund’s total return in excess of the return of a guaranteed investment (typically 90-day U.S. treasury bills), relative to the Similar Fund’s volatility as measured by its standard deviation. The higher a fund’s Sharpe Ratio, the better the fund’s returns have been relative to the amount of investment risk the fund has taken.

9.        Maximum Drawdown represents the maximum loss that an investor in a fund could have experienced during a given period.

10.      Alpha measures the actual return of the Similar Fund compared to its expected return given its risk (as measured by its beta, which is described below). Generally, the expected return for a given period is computed by multiplying the advance or decline in a fund’s benchmark index by the fund’s beta. For a given period, alpha can be calculated by subtracting the sum of the return on a guaranteed investment (typically 90-day U.S. treasury bills) and a fund’s expected return from the fund’s actual return. A positive alpha quantifies the value that a fund manager has added, and a negative alpha quantifies the value that a fund manager has lost.

The “Correlations Analysis” table above calculates the Similar Fund’s alpha with reference to each of the S&P 500 Index, the LBGCI, the 60/40 Portfolio, and the S&P Hedge Fund Index.

11.       Beta is a quantitative measure of how volatile the Similar Fund’s performance has been relative to a measure of broad market performance. For example, with the S&P 500 Index as a measure of broad market performance, the performance of a fund with a beta of 1.50 tends to be 50% more than the S&P 500 Index’s performance, in the same direction. The performance of a fund with a beta of 0.5 tends to be 50% less than the S&P 500 Index’s performance, in the same direction. Thus, a fund with a beta above 1 is more volatile than the S&P 500 Index, and a fund with a beta below 1 is less volatile than the S&P 500 Index.

The “Correlations Analysis” table above calculates the Similar Fund’s beta relative to each of the S&P 500 Index, the LBGCI, the 60/40 Portfolio, and the S&P Hedge Fund Index.

12.       R2 is a historical measurement that indicates how closely the Similar Fund’s past fluctuations in performance have correlated with the fluctuations in performance of a benchmark index. For example, an R2 of 0.80 indicates that 80% of a fund’s past fluctuations in performance were explained by fluctuations in the fund’s benchmark index.

The Information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

THE ENDOWMENT FUND, INC.

Registrant’s Telephone Number, including Area Code: 1-(800)-725-9456

The Fund’s Prospectus provides the basic information investors should know before investing. This Statement of Additional Information (“SAI”), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus. You may request a copy of the Prospectus or a paper copy of the SAI, if you have received it electronically, free of charge by calling the Fund at the telephone number listed above or by contacting David J. Clifford, the Fund’s independent administrator (the “Independent Administrator”). This SAI is not an offer of the Fund for which an investor has not read the Prospectus. Capitalized terms not otherwise define in this SAI have the meanings accorded to them in the Fund’s Prospectus. No Investment in the Fund should be made without first reading the Prospectus.

The date of this SAI and the related prospectus is                     , 2005.

Neither the SEC nor any state securities commission has determined whether this Statement of Additional Information or the related prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal office.

T ABLE OF CONTENTS

GENERAL INFORMATION

The Fund is a non-diversified, closed-end management investment company organized as a Maryland corporation on February 28, 2005. Much Of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Unless otherwise defined herein, capitalized terms used in this document have the same meanings given them in the Prospectus. No investment in the Fund should be made without first reading the Prospectus.

ADDITIONAL INVESTMENT POLICIES

Applicability of Investment Company Act Limitations

For purposes of the Fund’s investment restrictions and certain investment limitations under the Investment Company Act, including the Fund’s fundamental policies described below, the Fund will “look through” the private investment partnerships (including hedge funds), separate accounts and other investment vehicles (collectively, “Investment Funds”) in which the Fund invests, and determine compliance with such restrictions or limitations based on the Investment Fund’s portfolio holdings. To the extent the Fund or Endowment Advisers, L.P., the Fund’s investment adviser (the “Adviser”), enters into advisory arrangements with Sub-Advisers for the management of the Fund’s assets, the Fund generally will “look through” to the underlying investments of accounts or vehicles that it establishes to facilitate the management of the Fund’s assets by such Sub-Advisers.

Futures Transactions

The Fund’s or the Investment Funds’ use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”) and National Futures Association (“NFA”) could cause the Fund to be deemed a commodity pool or the Adviser a commodity pool operator (“CPO”), which would require the Fund and the Adviser to comply with certain rules which could result in additional costs to the Fund. However, as a general matter, the Fund intends to conduct its operations in compliance with CFTC Rule 4.5 in order to avoid regulation by the CFTC as a commodity pool. Pursuant to regulations and/or published positions of the SEC, the Fund may also be required to segregate cash or liquid securities in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

FUNDAMENTAL POLICIES

The Fund’s fundamental policies listed below may not be changed without an affirmative vote of a majority of the Fund’s voting securities, which means the lesser of: (i) 67% of the Shares (by value) present at a meeting at which holders of more than 50% of the Shares (by value) are present in person or by proxy; or (ii) more than 50% of the Shares (by value). No other policy, including the Fund’s investment objective, is a fundamental policy of the Fund. Within the limits of the Fund’s fundamental policies, the Fund’s management has reserved freedom of action. The Fund, or the Adviser on behalf of the Fund, may:

1)	Borrow money or issue any senior security, to the extent permitted under the Investment Company Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided that in no event shall the Fund be entitled to borrow money in an amount greater than 10% of its NAV (as calculated immediately after any borrowing of money and the use of the proceeds thereof).

3

2)	Not invest 25% or more of the value of its total assets in the securities of issuers in any single industry or group of industries, except that securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by securities issued by the U.S. Government, its agencies or instrumentalities may be purchased without limitation, and the Fund may invest substantially all of its investable assets in one or more registered investment companies.

3)	Not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

4)	Not purchase or sell real estate except insofar as such transaction is made through a vehicle whereby the risk of loss is not greater than the investment therein, although it may purchase and sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

5)	Make loans only as permitted under the Investment Company Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6)	Not make a direct purchase or sale of physical commodities and commodity contracts, except (a) insofar as such transaction is made through a vehicle whereby the risk of loss is not greater than the investment therein, and (b) it may (i) enter into futures contracts and options thereon in accordance with applicable law; and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Fund will not consider stock index, currency and other financial futures contracts, swaps, or hybrid instruments to be commodities for purposes of this investment policy.

7)	the Fund shall not invest in an Investment Fund that does not provide the Adviser, or a third party designee thereof (“Pricing Agent”), with “portfolio transparency” such that the Adviser, or the Pricing Agent on behalf of the Adviser, is capable of conducting the various tests necessary for compliance with the Investment Company Act and the Subchapter M election; and

8)	the Adviser shall not change the Asset Allocation Ranges of the Fund without 90 days prior notice to the Shareholders, such notice taking the form of a filing on a Form NCSR, Form 8-K or as a supplement to the prospectus with the SEC, provided, however, that the Adviser may change the Asset Allocation of the Fund within the Asset Allocation Ranges without notice to the Shareholders.

9)	With respect to its share repurchases:

•	commencing in 2005, the Fund will make share repurchase offers once every six months, pursuant to Rule 23c-3 under the Investment Company Act;

4

•	in each repurchase offer, the Fund will offer to repurchase minimum of 5% of the Fund’s outstanding Shares, unless the Board establishes a different minimum percentage, which must be between 5% and 25%;

•	each Repurchase Request Deadline (herein defined) date will be the first Friday of the month following the notification to Shareholders of the repurchase offer (or the preceding business day if the Exchange is closed that Friday); and

•	there will be a maximum of 14 business days between Repurchase Request Deadline and the date on which the Fund’s NAV for that repurchase is determined.

As an additional fundamental policy, the Fund may pursue its investment program through one or more subsidiary vehicles. The establishment of such vehicles and the Fund’s utilization thereof is wholly within the discretion of the Adviser. With regard to these subsidiary vehicles, the Adviser will take into account their holdings for the purpose of meeting the Asset Allocation Ranges and also any borrowings for the purpose of the determining the asset coverage test required by the Investment Company Act.

With respect to these policies and other policies and investment restrictions described in this Statement of Additional Information (except the Fund’s fundamental policies on borrowings and the issuance of senior securities), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such policy or restriction. The Investment Funds may have different or contrary investment policies.

BORROWING BY THE FUND

The Fund may borrow money to purchase portfolio securities and for portfolio management purposes. The Fund may also borrow money to pay operating expenses, including, without limitation, investment management fees, to fund repurchases of Shares or to meet capital calls of Investment Funds, particularly private equity partnerships, real estate partnerships and natural resources partnerships; provided, however, that, as a fundamental policy, the Fund shall not borrow more than 10% of NAV (after taking into account such borrowings and the use of proceeds therefrom). The use of borrowings for investment purposes involves a high degree of risk.

Under the Investment Company Act, the Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have an asset coverage (as defined in the Investment Company Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The Investment Company Act also provides that the Fund may not declare distributions, or purchase its stock (including through repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300% or 200%, as applicable. Because the Fund will invest only in Investment Funds that have agreed to provide the Fund, or a third party designee thereof (the “Pricing Agent”), with “portfolio transparency,” the Fund will assesses its compliance with these asset coverage requirements by evaluating the investments of each Investment Fund. The asset coverage requirements mean that the Fund’s total assets must equal 300% of the total outstanding principal debt balance of leveraged investments held by the Fund and the Investment Funds, including any borrowings of the Fund or the Investment Funds, or 200% with respect to preferred stock.

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To the extent permitted by the Fund’s fundamental policy on borrowing (described above) and the Investment Company Act, the Board may modify the Fund’s borrowing policies, including the purposes of borrowings, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The rights of any lenders to the Fund or of lenders to Investment Funds to receive payments of interest or repayments of principal will be senior to those of the Shareholders, and the terms of any borrowings may contain provisions that limit certain activities of the Fund.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES AND OPERATIONS

A. Due Diligence and Manager Selection

General. It is the responsibility of the Adviser to research and identify Investment Managers, to satisfy itself as to the suitability of the terms and conditions of the Investment Funds and to allocate or reallocate the Fund’s assets among Investment Managers and Asset Classes. If the Fund has one or more Sub-Advisers, it is also the responsibility of the Adviser to negotiate the investment subadvisory agreements, subject to shareholder approval requirements or SEC exemptive relief from such requirements. There can be no assurance that the Fund will seek, or that the SEC will grant, such exemptive relief. The Adviser allocates the Fund’s assets among Investment Managers using the diverse knowledge and experiences of the Investment Committee members to assess the capabilities of the Investment Managers and to determine an appropriate mix of investment strategies, asset classes, sectors and styles given the prevailing economic and investment environment. To ensure a broad allocation of assets among Investment Managers, the Fund intends to limit its investments in any one Investment Fund in its portfolio to no more than 10% of the Fund’s net assets at the time the investment was made (except with respect to a Traditional Fixed Income Investment Manager, who is principally investing in U.S. treasury and agency securities and investment grade corporate debt). The Investment Managers with which the Fund invests may pursue various investment strategies and are subject to special risks. See “General Risks” and “Investment Related Risks.”

As described above, the Fund has adopted a fundamental policy to invest only in Investment Funds that have agreed to provide the Fund, or a third-party designee thereof (the “Pricing Agent”) with “portfolio transparency”, i.e., the identity of each issuer of each security held by an Investment Fund, the class or type of such security, and the value of such security (or security-related position, derivative instrument and other investment or asset) held by the Investment Fund.

Process of Portfolio Construction. The Adviser generally intends to employ a multi-step process in structuring and monitoring the Fund’s portfolio. In the first step, the Adviser will attempt to develop a pool of potential Investment Funds to consider for investment. The Investment Committee uses its expertise and contacts in the investment management industry, along with third party publications and databases, to gain coverage of relevant investment opportunities across strategies, sectors, risk tolerances and objectives.

In the second step, the Investment Committee will identify potential Investment Funds based on quantitative, qualitative, or due diligence criteria. In its quantitative consideration of potential investments, the Adviser may undertake a variety of analyses to screen prospective Investment Funds. Quantitative considerations may include, among other things, an analysis of each Investment Fund’s return, risk (as measured by the volatility of a prospective Investment Fund’s returns), drawdowns (any period during which a prospective Investment Fund’s value is below its previous highest value; that is, any period during which it has suffered a loss), and correlations (the statistical relationship between a

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prospective Investment Fund’s return and the return of other Investment Funds or certain markets) on both an individual basis and relative to its associated strategy as described below. In addition, the Adviser may consider certain historical portfolio information for each prospective Investment Fund.

The potential Investment Funds may also be evaluated on the basis of certain qualitative or other due diligence criteria. Qualitative considerations may include, among other things, organizational profile, assets under management, quality and experience of key investment personnel, depth and continuity of the investment team, quality of administrative systems and support staff, ability to implement strategies, and a consideration of various risk control philosophies employed by the various Investment Managers.

In the third step, once a broad pool of potential Investment Funds has been identified, the Investment Committee then determines an allocation for the Fund’s assets across the pool, consistent with the Asset Allocation Ranges then in effect. In creating the Fund’s asset allocation targets (which shall be within the Asset Allocation Ranges then in effect), the Investment Committee will analyze the performance results associated with each potential Investment Fund and its investment strategy to determine the return, risk, and correlation relationships within and between each investment strategy and potential Investment Fund over time. The Investment Committee may also analyze existing and developing market, economic, and/or financial trends.

Finally, the fourth step will involve subsequent due diligence from time to time for the life of the Fund. The Adviser intends to monitor the overall level of assets managed, the estimated capacity of each Investment Fund, any management or firm ownership changes and the adherence to the pre-defined strategy and risk/return targets set forth when the investment was made. The Investment Committee will regularly monitor the returns of each Investment Fund in an effort to evaluate whether its return pattern is consistent with the expected return pattern for that particular Investment Fund or Asset Class, as applicable. If any Investment Fund’s returns fall outside certain limits established by the Investment Committee, the committee may carry out a formal review of the Investment Fund to determine if a reallocation of the Fund’s assets is necessary. As a general matter, an Investment Manager who can provide statistical evidence that its management consistently outperforms its peers within the Investment Fund’s investment strategy (whether based on net performance after fees and expenses or on a risk-adjusted basis, taking into account volatility) will be favored over investment advisers whose records do not provide such evidence. In addition, the Investment Committee will also seek to add Investment Funds that provide certain types of exposure or risk-return tendencies that complement the entire investment portfolio of the Fund or other Investment Funds within that particular Asset Class.

In addition to the ongoing due diligence with respect to Investment Funds, it is anticipated that existing and prospective Investment Managers will be reviewed by the Adviser on a periodic basis. The review, and potential inclusion of new Investment Managers, will be predicated on the Adviser’s assessment of the current economic climate, capacity issues with respect to existing Investment Funds, performance issues with respect to existing Investment Funds, and/or other criteria on which Investment Funds and Investment Managers are assessed. Following this review, the Adviser will identify prospective Investment Managers who will advance to a final stage of detailed due diligence review by the Investment Committee. The Investment Committee may then ultimately select new Investment Managers, either to partially or wholly replace existing Investment Managers and/or to give the Fund greater exposure to the Asset Class in which the Investment Manager invests.

The Adviser may invest a substantial portion of the Fund’s assets with Investment Managers who may have limited track records and Investment Funds with limited or no operating histories. In such cases, the

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Investment Managers or individual members of their management teams will have had, in the Adviser’s opinion, significant relevant experience and/or make a compelling case as to why such Investment Managers fit in the Fund’s portfolio.

B. Asset Class Allocation

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the securities of at least 20 or more Investment Funds initially (subject to modification in the sole discretion of the Adviser), with the objective of adding Investment Funds as the Fund’s assets grow and the need to diversify among additional Investment Funds increases. The asset classes in which the Fund will invest are as follows (the “Asset Classes”):

Domestic, International/Emerging Markets, and Global/Opportunistic Equity

The Equity Portfolio of the Fund may be broken into three broad strategies – (a) U.S. domestic equity, (b) international and emerging markets equity, and (c) global/opportunistic equity, each of which are described below.

Domestic Equity. The Domestic Equity Portfolio will be composed of Investment Funds that invest in publicly traded equity securities issued by U.S. companies. These securities will typically trade on the New York Stock Exchange (“NYSE”), American Stock Exchange (“AMEX”) or the Nasdaq National Market (“Nasdaq”), although they may trade on other exchanges and/or markets as well. To gain an appropriately broad range of investments, the Fund may have several Domestic Equity Investment Funds, each of which may focus on a particular market capitalization range, sectors and/or style of investment (discussed further below). See “Traditional ‘Long’ Equity Portfolios” and “Long/Short Public Equity” below.

International Equity; Emerging Markets Equity. The International Equity Portfolio will be composed of Investment Funds that invest in publicly traded equity securities issued by foreign companies. The Fund will focus on Investment Funds that invest in companies domiciled in “developed” countries, but will also maintain an allocation to Investment Funds investing in developing or “emerging” markets. A “developed” country is generally defined as one with a stable political system, currency, and a relatively highly liquid public securities market, such as those nations comprising Western Europe, Japan, South Korea, Australia and Canada and certain other industrialized nations. An “emerging” country typically has a relatively newer and less developed capital market system, and is defined as one in which the stability of local political, regulatory and/or economic systems are not as sound as in “developed” countries (e.g., Russia, China, Mexico, Brazil, India and Indonesia). International securities will typically be traded on the principal stock markets in their “home” country, such as the Tokyo Stock Exchange (Japan) and the London Stock Exchange (United Kingdom). In addition, Investment Funds may purchase American Depositary Receipts (“ADRs”) of foreign companies, which are generally securities issued in the U.S. and traded on U.S. exchanges but that represent ownership of a foreign corporation. Many of the larger international foreign companies have ADRs registered on U.S. exchanges, and many companies may also “dual” list on foreign and U.S. exchanges. To achieve an appropriately broad range of investments, the Fund may employ more than one International Equity Investment Manager, each of which will typically focus on a particular set of companies in a general set of market capitalization ranges and/or employ a particular style of investing. See “‘Long’ Equity Investment Styles” and “Long/Short Public Equity” below.

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Global/Opportunistic Equity. The Global/Opportunistic Equity Portfolio will be composed of Investment Funds that predominantly invest in all global markets, including the U.S. domestic markets, and predominantly invest in equity securities. While the Global/Opportunistic Equity strategy will consist of Investment Funds that trade predominantly in equity securities, certain of the Investment Managers chosen may additionally invest all or a portion of the Investment Funds in debt instruments.

These Investment Managers will opportunistically allocate capital to those markets around the globe which present the best opportunities for profit based on either the Investment Manager’s fundamental company valuation analysis or perceived macroeconomic shifts. To achieve an appropriately broad range of investments, the Fund may employ more than one Global/Opportunistic Equity Investment Manager, each of which will typically focus on particular geographical markets in a general set of market capitalization ranges and/or employ a particular style of investing. See “‘Long’ Equity Investment Styles” and “Long/Short Public Equity” below.

Traditional “Long” Equity Portfolios

General. As a part of its equity allocation, the Fund may invest in Investment Funds that, in turn, invest in publicly-traded equities in the hopes that they will appreciate over time, thus allowing the Investment Manager to divest its position at a profit. Dividend yields may also be considered. These equities are held as “long” positions and are not hedged.

‘Long’ Equity Investment Styles. Exposure to the “long” equity markets (domestic, international, and global) may include a variety of Investment Funds, each of which may focus on investing in the stocks of companies within a particular market capitalization range such as:

•	Large Capitalization Stocks (e.g., greater than $5 billion in market capitalization);

•	Mid Capitalization Stocks (e.g., greater than $1 billion but less than $5 billion);

•	Small Capitalization Stocks (e.g., between $250 million and $1 billion); and

•	Micro Capitalization Stocks (e.g., less than $250 million).

The foregoing definitions are general, and Investment Managers may use other definitions and/or be categorized as a “Large Capitalization” Investment Manager though such manager invests in one or more of such capitalization ranges (though such manager will likely concentrate in “Large Capitalization” stocks).

Further, within each market capitalization range, the Adviser on behalf of the Fund may seek to allocate assets broadly among investment styles or sectors to manage volatility, consistent with the Fund’s investment objectives. These investment styles may include, among others: growth/momentum, value or a combination thereof. “Growth” stocks are typically issued by companies that are generating earnings growth at a pace that is faster than their industry peers or are typically in industries that are growing faster than average or mature industries. In the recent past, these companies have generally been in the technology, telecommunications, financial and consumer non-durables sectors. Because a premium is often associated with these companies (as measured by a relatively high price–earnings multiple), these companies can experience dramatic share price growth but may have significant downside exposure as well. The price–earnings multiple is the price per share of a stock divided by the earnings per share of the stock. The higher the price–earnings multiple, the more “expensive” the stock is considered to be. Because a company may be generating significant earnings growth, an “expensive” company as measured by its price-earnings ratio may be appropriately valued based on its anticipated future earnings growth. “Value” stocks are generally stocks that are undervalued relative to others in the same industry and are typically found in slower growing sectors, such as energy, materials, or manufacturing.

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Long/Short Public Equity

The long/short equity strategy involves identifying securities that are mispriced relative to related securities, groups of securities, or the overall markets in which they trade. The strategy derives performance by establishing offsetting positions (long and short) in similar companies in the same or similar industry based on perceived disparities in the relative values of the two companies. Investment Managers that manage Long/Short Public Equity Investment Funds generally derive performance by establishing offsetting positions (a “long” and “short” position) in similar companies in the same or similar industry based on perceived disparities in the relative values of the two companies. Unlike “long only” managers, Long/Short Public Equity Investment Managers will almost always have “short” positions in stocks, and may also use a variety of other tools designed to enhance performance (e.g., leverage), mitigate risk and/or protect profits (e.g., market “puts” and “calls”, etc.). However, to be included in the Domestic Equity Portfolio, a Long/Short Public Equity Investment Manager will have to be “net long” biased and, thus, generate returns that have a higher correlation to the overall equity markets than an Investment Manager that has a “net short” bias or is “market neutral” (attempts to offset its “long” position with a corresponding “short” position so that there is no “net long” or “net short” position).

Investment Funds can be long and/or short “biased” and are usually at least partially hedged to reduce market risk. Long or short “biased” means that an Investment Manager may be “net” long or short. That is, if the aggregate exposure to long securities is greater than the aggregate exposure to “short” securities, then the Investment Manager is “long” biased. Hedging can be accomplished through short sales and/or the use of index options and futures or other derivative products. Leverage can also be employed by the Investment Managers to manage the risk/reward profile of the Investment Fund.

As a result, these Investment Funds tend to be more correlated with traditional equity investments than a “market neutral” or “net short” bias Long/Short Equity Manager (which will be included in the Absolute Return Asset Class, which is discussed below). See “Alternative Class; Absolute Return – Long/Short Public Equity.” Through the implementation of its investment objective, the Fund will seek to reduce a significant portion of this equity market correlation. Reducing the covariance or correlation of the Fund’s long/short equity strategy with the equity markets is the direct result of a broad allocation across markets (U.S. and non-U.S.), strategies, sectors, geographies, leverage and net-long exposure. The Fund will seek to maintain this balance, capturing superior manager performance (alpha) while diversifying a significant portion of the systematic risk. Alpha, a statistic commonly used to quantify an investment manager’s value added performance, is defined as the mathematical estimate of the return on a security when the return on the market as a whole is zero.

Investments may represent short-term trading opportunities or a longer-term fundamental judgment on the relative performance of a security. The Adviser believes that the key capabilities in long/short equity investing are in-depth fundamental and regulatory analysis, industry experience, and valuation and financial modeling.

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Fixed Income

General. Fixed income strategies seek to invest in bonds and other fixed income securities for capital appreciation, income, defensive portfolio measures, or to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by domestic and non-U.S. corporations; debt securities issued by the U.S. Government (“U.S. Treasuries”) or guaranteed by the U.S. Government or any agency thereof (“Agencies”) or by a non-U.S. government; municipal securities (“Munies”); and mortgage backed securities (“MBSs”) and asset backed securities (“ABSs”). These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.

Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations when due (“credit default risk”) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (“market risk”).

Publicly traded and many privately issued debt securities are rated by one of the major rating agencies (Standard & Poor’s, Moody’s, Fitch’s, etc.) based on the issuer’s anticipated ability to meet the obligations under the debt securities. Such ratings fall into two main categories – Investment Grade and Non-Investment Grade. There are several categories of Investment Grade debt securities, categorizing further the default risk associated with such debt securities. In general, Investment Grade securities have a high degree of likelihood of repayment of principal and interest in accordance with the debt securities’ terms. Non-Investment Grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of Non-Investment Grade debt securities to make principal and interest payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of Non-Investment Grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities, and thus less liquid because, among other reasons, certain investors, due to their investment mandates, are precluded from owning such securities.

Traditional Fixed Income. Investment Managers in the Traditional Fixed Income asset class will principally invest in U.S. Treasuries; Agencies; Munies; MBSs; ABSs; and the debt securities of investment grade U.S. corporations, and will typically specialize in a particular subset of these markets (e.g., U.S. Treasuries, Munies, Corporates, MBS’s, or Agencies). In addition, within each subset, a Traditional Fixed Income Investment Manager may also focus on a particular maturity or duration range (i.e., manage “medium term” fixed income with an average maturity of 5 to 7 years). The maturity and/or duration range, however, will vary based on the Adviser’s and Traditional Fixed Income Investment Managers’ view of the interest rate environment, with the average duration being shorter or longer depending on whether the Adviser and/or Traditional Fixed Income Investment Manager believes that rates are increasing or decreasing, respectively. In particular, Traditional Fixed Income Investment Managers, other than those managing U.S. Treasuries, focus on credit quality of the issuer, the type of instrument, the price of the instrument and coupon (i.e., the yield) and compare that debt instrument with other, substitutable instruments to determine whether such instrument is an attractive value given the credit risk of the issuer and the price of the instrument. Depending on the interest rate and investment climate as well as other factors, Traditional Fixed Income Investment Managers may build a portfolio of debt securities in this manner, focusing on, among other things, diversifying issuer / credit risk, interest rate risk (if the portfolio is laddered to a certain degree), sector risk (in the case of Corporates), and even geographic risks (in the case of Munies), as that manager deems appropriate. It is important to note that some or all of these factors may not be included in the construction of this portion of the portfolio.

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The portfolio of individual fixed income securities held directly by the Master Fund will generally have an average credit quality at the time of purchase of at least an “A” rating as determined by one of the major rating agencies. The average modified duration of the portfolio, including any exposure obtained through derivative instruments, shall generally range between plus or minus 25% of the benchmark Lehman Aggregate Bond Index.

The Fund may invest in more than one Traditional Fixed Income Investment Manager to gain appropriate diversification among credit risk, interest rate risk (generally by having diversification as to duration) and market risk.

Enhanced Fixed Income. Enhanced Fixed Income strategies seek to provide superior risk-adjusted investment performance relative to Traditional Fixed Income strategies by focusing on less efficient areas of the global fixed income markets (including certain sectors of the U.S. fixed income markets). In general, this strategy encompasses High Yield, Distressed, and Global Debt investing (including, among other things, in emerging markets). To achieve an appropriately broad allocation of investments, the Fund may employ more than one Investment Manager in each Enhanced Fixed Income strategy, with the objective of gaining diversification in geography (to minimize the economic or currency risk of a particular country or region), credit quality, issuers, industrial segment and/or other factors important to generate a broad portfolio. It is important to note that some or all of these factors may not be included in the construction of this portion of the portfolio.

High Yield Debt. The High Yield Debt strategy involves investing predominantly in the debt of financially troubled, or stressed, companies. These companies are generally experiencing financial difficulties that have either led to a default on their indebtedness or increased the likelihood of default. A default may be related to missing a payment of interest or principal when due (“payment default”), which is generally considered a major default, or more minor events of default, such as breaking a financial ratio (e.g., if the debt instrument requires a 2:1 cash flow to debt payment ratio, having a ratio of less than 2:1). These more minor events of default may be waived by the creditor (generally the director of the bond issuance), but evidence an increased likelihood that the issuer will not be able to pay the indebtedness when due. Thus, in the event that a company is experiencing financial difficulties (which is generally the case), it is important to determine the following: (a) the capital structure of the company (particularly debt that is senior to the debt issuance being considered), (b) the asset base of the company (what would be realized in a distressed liquidation mode that is generally less than what the assets would be worth in a more orderly disposition) and (c) would this liquidation cover senior obligations and generate sufficient proceeds to repay the debt instrument being purchased. This would represent the liquidation value of the company and give the High Yield Debt Investment Manager the “downside” case. In addition, the High Yield Debt Investment Manager would analyze the company to determine the ability of the company to correct any operational difficulties, weather a recession or downturn in its industry or otherwise return to operational health. This requires strong fundamental analysis to determine the company’s current health, its prospects for returning to financial health based on current trends or management plans, and the current and prospective operational and economic environment (“fundamental analysis”). In other contexts, a high yield instrument may be one that is issued by a company that still is an investment grade company (but typically in the lower end of Investment Grade) but may have a specific contingent liability clouding its horizon (e.g., underfunded pension obligations), be in an industry that is experiencing significant turmoil or is in a troubled region of the world, etc. Thus, a critical aspect of investing in high yield fixed income instruments is analyzing these type and other types of exogenous events. High Yield Debt Investment Managers will generally consider, among other factors, the price of the security, the

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prospects of the issuer, the company’s history, management and current conditions when making investment decisions. It is important to note that some or all of these factors may not be included in the construction of this portion of the portfolio.

High Yield Debt Investment Managers may deal in and with restricted or marketable securities and a significant portion of a High Yield Debt Investment Manager’s portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available (i.e., not freely traded). Investments may involve both U.S. and non-U.S. entities and may utilize leverage.

High yield debt securities generally trade at discounts (sometimes substantial discounts) to par value because many investors are either prohibited from, or willingly avoid, investing due to the complexity of determining the securities’ true risk/reward profile. Accordingly, High Yield Debt Investment Funds typically experience significantly more volatility and risk than Traditional Fixed Income Investment Funds. To mitigate some of this risk, a High Yield Investment Manager may use certain hedging tools, such as “shorting” securities in other portions of the capital structure (e.g., being “long” the high yield debt position and “short” the issuer’s common stock) in order to mitigate the risk associated with an investment in the company (which may well be highly leveraged). There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Investment Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Distressed Debt. Distressed Debt strategies entail investing in the debt of companies experiencing significant financial or operational difficulties that often lead to bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event-related situations. These companies are generally experiencing even greater difficulties than companies in the “high yield” category. These securities generally trade at significant discounts to par value, because of these difficulties and because certain classes of investors are precluded, based on their investment mandates, from holding low-credit instruments. Profits are generally made based on two kinds of mispricings: (1) fundamental or intrinsic value and (2) relative value between comparable securities. The main competencies required to successfully implement these strategies lie in correctly valuing the intricacies of distressed businesses and industries as well as in adequately assessing the period over which the capital will be invested.

Distressed Debt Investment Managers may seek to identify distressed securities in general or focus on one particular segment of the market (such as the senior secured debt sector, subordinated notes, trade claims or distressed real estate obligations) depending on their expertise and prior experience. Additionally, Distressed Debt Investment Funds may be diversified across passive investments in the secondary market, participations in merger and acquisition activity, or active participation in a re-capitalization or restructuring plan. It is important to note that some or all of these factors may not be included in the construction of this portion of the portfolio. Distressed Debt Investment Managers may actively attempt to modify or improve a restructuring plan with the intent of improving the value of such securities upon consummation of a restructuring. Additionally, they may take an active role and seek representation in management on a board of directors or a creditors’ committee. In order to achieve these objectives, Distressed Debt Investment Managers may purchase, sell, exchange, or otherwise deal in and with restricted or marketable securities including, without limitation, any type of debt security, preferred or common stock, warrants, options, and hybrid instruments.

A significant portion of a Distressed Debt Investment Manager’s portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available, and therefore a

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significant portion of the portfolio may not be freely traded. Investments may involve both U.S. and non-U.S. entities and may utilize leverage. In addition, a Distressed Debt Investment Manager may use certain hedging tools, such as “shorting” securities in other portions of the capital structure (e.g., being “long” the distressed debt position and “short” the issuer’s common stock) in order to mitigate the risk associated with an investment in an otherwise “troubled” company. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Investment Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position. Distressed Debt Investment Funds typically experience significantly more volatility and risk than Traditional Fixed Income Investment Funds.

Global Debt. Global Debt investing involves purchasing debt securities including bonds, notes and debentures issued predominantly by non-U.S. corporations; debt securities issued predominantly by non-U.S. Governments; or debt securities guaranteed by non-U.S. Governments or any agencies thereof. The strategy will generally consist of Investment Funds investing in global fixed income portfolios and/or emerging markets debt securities. Given the markets in which it invests, a significant portion of a Global Debt Investment Manager’s portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available, and therefore a significant portion of the portfolio may not be freely traded. Further, an investment in bonds issued by foreign governments or corporations may carry significant geo-political risks, legal risks, currency risks (significant devaluations) and liquidity risks (lack of developed trading markets), among other things.

The Fund may invest in more than one Global Debt Investment Manager, with a goal of gaining diversification among macroeconomic risks, specific geographic market risk, currency risk, credit risk, and/or interest rate risk. It is important to note that some or all of these factors may not be included in the construction of this portion of the portfolio.

Given liquidity issues, currency risk, credit risk, interest rate risk and geo-political risks, Global Debt Investment Funds typically experience significantly more volatility and risk than Traditional Fixed Income Investment Funds. To mitigate some of this risk, a Global Debt Investment Manager may use certain hedging tools, such as “shorting” securities in other portions of the capital structure (e.g., being “long” the global debt position and “short” the issuer’s common stock) or buying protection for a decline in the native currency or the US dollar in order to mitigate the risk associated with an investment in a particular Global Debt security. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Investment Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Alternative Class; Absolute Return

The following strategies comprise the “Alternative Class” or “Absolute Return” Asset Class, an Asset Class that is defined herein as having a relatively low or negative correlation to the equity markets. In addition, certain strategies within this Asset Class may have less volatility through the use of arbitrage based strategies and hedging tools (e.g., “market” puts and calls, etc.). With respect to the “Alternative Class” or “Absolute Return” Class, the Fund may invest in an Investment Fund that utilizes one or more of the following strategies:

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1. Convertible Arbitrage

The Convertible Arbitrage strategy typically involves the purchase of a convertible debt or preferred equity instrument (an instrument that is effectively a bond or has a fixed obligation of repayment with an embedded equity option, non-detachable warrants or an equity-linked or equity-indexed note) concurrent with the short sale of, or a short over-the-counter (“OTC”) derivative position in, the common stock of the issuer of such debt instrument. Investment returns are driven by a combination of an attractive coupon or dividend yield, interest on the short position and the level of the underlying stock’s volatility (which directly affects the option value of the security’s conversion feature). The Adviser believes that convertible arbitrage necessitates rigorous analysis to determine the portion of the value of the convertible security that is composed of equity-like elements and the portion that is composed of debt-like elements. The Adviser believes that some of the key capabilities necessary to successfully run a convertible arbitrage portfolio include, among other things: reviewing the convertible market for attractive investment opportunities, accurately modeling the conversion option value, and in-depth fundamental credit analysis in building and managing the convertible arbitrage portfolio.

The Fund may invest in one or more Investment Managers with exposure in the convertible arbitrage strategy to provide greater diversification across markets (U.S. and non-U.S. issues), sectors, credit ratings, and market capitalizations.

2. Merger Arbitrage/Event-Driven Arbitrage

Merger Arbitrage. The Merger Arbitrage strategy involves taking short and long investment positions in the stock of acquiring and target companies upon the announcement of an acquisition offer. Acquisitions are typically paid for in stock, cash or a combination thereof. Thus, when an acquisition is announced, the acquiring company (“Acquiror”) will establish a price per share of the company being acquired (“Target”) in cash (per share cash price), stock (a share ratio is established) or a combination thereof. Typically, the Target traded for less than the price being paid (in either cash or stock) prior to the announcement. When the announcement is made, the Target’s stock price will typically increase but still trade at a discount to the price being offering by the Acquiror. This discount – and the size of the discount – is principally a function of three factors: (a) the risk that the acquisition will close, (b) the time frame for closing (i.e., the time value of money) and (c) the amount of liquidity or capital being deployed by merger arbitrageurs and other investors. Accordingly, if a merger arbitrageur or investor believes that the risk of the acquisition not closing is not significant relative to the returns that can be generated by the “spread” between the current stock price of the Target and the price being offered by the Acquiror, the merger arbitrageur or investor will generally buy shares of the Target and “short” shares of the Acquiror in a stock for stock transaction. When the deal closes, the risk premium vanishes and the Investment Manager’s profit is the spread.

Acquisitions sometimes fail because the U.S. government, European Union or some other governmental entity do not approve of aspects of a transaction due to anti-trust concerns (e.g., GE’s failed attempt to acquire Honeywell), tax reasons, subsequent disagreements between the Acquiror or Target as to management transition or corporate governance matters or changing market conditions. Accordingly, the Adviser believes that key factors in the successful implementation of merger arbitrage are expertise in regulatory areas such as antitrust, tax, and general corporate law; corporate governance; fundamental analysis and valuation; the ability to assess the probability of a successful outcome; and the ability to access superior market intelligence.

This strategy is more cyclical than many of the other Alternative Class strategies, since it requires a supply of corporate mergers and acquisitions to deploy capital. From the middle part of 2000 to the middle part of 2003, activity within this strategy has been limited. There can be no assurance that any

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such hedging techniques will be successful or that the hedging employed by the Investment Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Event-Driven Arbitrage. Event-Driven Arbitrage centers on investing in securities of companies facing a major corporate event. The goal is to identify securities with a favorable risk-reward ratio based on the probability that a particular event will occur. Such events include, but are not limited to corporate events, such as restructurings, spin-offs and significant litigation (e.g., tobacco litigation).

Opportunities in this area are created by the reluctance of traditional investors to assume the risk associated with certain corporate events. This strategy is research intensive and requires continual review of announced and anticipated events. In addition, the analysis required differs significantly from conventional securities analysis, and many investors may be ill-equipped to analyze certain types of situations or respond to them in a timely manner. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Investment Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

3. Fixed Income Arbitrage

Fixed Income Arbitrage is designed to identify and exploit anomalous (typically based on historical trading ranges) spreads in the prices of functionally equivalent or substitutable securities. Such disparities, or spreads, are often created by imbalances in supply and demand of different types of issues (for example, Agencies relative to U.S. Treasuries). A combination of macroeconomic analysis, political risk analysis, analysis of government policy and sophisticated financial modeling is oftentimes used to identify pricing anomalies. A typical arbitrage position consists of a long position in the higher yield, and therefore lower priced, security and a short position in the lower yield, higher priced security. For example, Agencies of a similar duration of U.S. Treasuries have over time established a relatively well defined trading range and carry a higher interest rate or yield. When Agencies trade at a discount to this range (e.g., when there is discussion about whether Agencies should continue to receive a U.S. government guarantee), Agencies will trade at a higher than normal discount to U.S. Treasuries (reflected by a higher current yield in Agencies). Accordingly, the Investment Manager will buy the Agencies “long” and then “short” the U.S. Treasuries. When the spread narrows or becomes more in line with historical norms, the Investment Manager generates a profit by closing its position. In general, these fixed income investments are structured with the expectation that they will be non-directional and independent of the absolute levels of interest rates. As this interest rate exposure is hedged out, these strategies generally exhibit little to no correlation to the broader equity and bond markets. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Investment Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Fixed Income Arbitrage may also include buying fixed income or yield bearing instruments “long” with a higher coupon or yield and “shorting” a shorter duration instrument with a lower coupon. The Investment Manager makes a “spread” on the difference between the higher yielding “long” position and the lower yielding “short” position. Investment banks may allow an Investment Manager to use significant leverage in these positions (particularly if the instruments are Investment Grade corporate securities or government securities). The principal risk in this strategy is rising interest rates, which often result in a greater decline in the value of the “long” position than in the “short” position. In such a case, the Investment Manager

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will either have to provide additional collateral to the investment bank lender or close the position at a loss. Depending on the level of leverage and the duration of the “long” position, the resulting loss of capital could be significant.

4. Volatility Arbitrage

This strategy entails the use of derivative investments and can be used on both a stand-alone basis and as a hedging strategy in conjunction with other investment strategies. As a stand-alone strategy, exchange traded domestic or global index options and/or options on futures contracts are used to exploit anomalies in the pricing of volatilities in related assets. There are several well-defined related securities and/or asset classes that Volatility Arbitrage Investment Managers typically follow to determine when they are out of their historical trading ranges. By continually monitoring these relationships, the Investment Manager can identify when the securities or asset classes trade out of their normal trading range and can put a trade on when there has not been a fundamental, or exogenous, change in the relationship. For example, in 2002 market index volatility reached levels not seen since the 1930’s; once it was determined that the volatility indices for these markets were trading significantly above their historical trading bands, many managers put on positions that were net “short” volatility. This strategy thus seeks to profit when overall market index volatility declines, reverting back to a more normal historical range. As an adjunct strategy, these same derivative instruments can be used to manage risk and enhance returns on investments made utilizing other strategies. Use of derivatives often relies on extensive quantitative modeling, volatility estimation and proprietary in-house trading models. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Investment Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

5. Statistical Arbitrage

Statistical Arbitrage strategies seek to profit from offsetting long and short positions in stocks or groups of related stocks exhibiting pricing inefficiencies that are identified through the use of mathematical models. The strategy primarily seeks out these inefficiencies by comparing the historical statistical relationships between related pairs of securities (e.g. intra-industry or competitor companies). Once identified, the Investment Manager will establish both long and short positions and will often utilize leverage as the identified discrepancies are usually very slight in nature. A strong reliance on computer-driven analysis and relatively minute pricing inefficiencies are what typically separate this strategy from a more traditional long/short equity strategy. Though typically market neutral in nature, a statistical arbitrage portfolio’s gross long and short positions may be significantly large and portfolio turnover can often be high.

In addition to identifying related pairs of securities, statistical arbitrageurs will also seek out inefficiencies in market index constructions. This index arbitrage strategy is designed to profit from temporary discrepancies between the prices of the stocks comprising an index and the price of a futures contract on that index. For example, by buying the 500 stocks comprising the S&P 500 index and simultaneously selling an S&P 500 futures contract, an investor can profit when the futures contract is expensive relative to the underlying basket of stocks based on statistical analysis. Like all arbitrage opportunities, index arbitrage opportunities typically disappear once the opportunity becomes better-known and other investors act on it. Index arbitrage can involve large transaction costs because of the need to simultaneously buy and sell many different stocks and futures, and so leverage is often applied. In addition, sophisticated computer programs are typically needed to keep track of the large number of stocks and futures involved.

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While Statistical Arbitrage typically relies on quantitative, computer-driven models, some subjective investment decisions are required of the manager when selecting securities to be “long” and “short.” The Adviser believes that the key requirement to profit in this strategy is strong fundamental company and industry analysis. An Investment Manager who is able to more clearly discern closely related pairs of securities will likely outperform trading the strategy over time. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Investment Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

6. Global Macro

Investment Managers utilizing Global Macro strategies typically seek to generate income and/or capital appreciation through a portfolio of investments focused on macro-economic opportunities across numerous markets and instruments. These strategies may include positions in the cash, currencies, futures and forward markets. These managers employ such approaches as long/short strategies, warrant and option arbitrage, hedging strategies, inter- and intra-market equity spread trading, futures, options and currency trading, and emerging markets (debt and equity) and other special situation investing. Trading positions are generally held both long and/or short in both U.S. and non-U.S. markets. Global Macro strategies are generally categorized as either discretionary or systematic in nature and may assume aggressive investment postures with respect to position concentrations, use of leverage, portfolio turnover, and the various investment instruments used.

With a broader global scope, returns to the Global Macro strategy generally exhibit little to no correlation with the broader domestic equity and bond markets. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Investment Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

7. Short Selling

The Short Selling strategy involves selling short the stock of companies whose fundamentals, liability profile and/or growth prospects do not support current public market valuations. A short sale involves the sale of a security that the Investment Fund does not own with the expectation of purchasing the same security (or a security exchangeable therefor) at a later date at a lower price. To make delivery to the buyer, the Investment Fund must borrow the security, and the Investment Fund is obligated to return the security to the lender (which is accomplished by a later purchase of the security by the Investment Fund) and to pay any dividends paid on the borrowed security over the term of the loan. In the U.S., when a short sale is made, the seller generally must leave the proceeds thereof with the broker and deposit with the broker an amount of cash or securities sufficient under applicable margin regulations and the requirements of the broker (which may be higher) to collateralize its obligation to replace the borrowed securities that have been sold. If short sales are effected in foreign stocks, such transactions may be governed by local law. A short sale involves the theoretically unlimited risk of an increase in the market price of the security that would result in a theoretically unlimited loss. Short selling can be used to capitalize on any divergence between the long-term value of a stock and the short-term pricing by capital markets of the same stock. Investment Funds may combine short-selling with an equity index hedge to

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offset the impact of systemic equity risk on the Investment Fund’s short stock position. Short-selling relies on, among other things, fundamental analysis, in-depth knowledge of accounting, an understanding of public market pricing and/or industry research. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Investment Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

8. Long/Short Public Equity

The Long/Short Public Equity strategy primarily involves investments in publicly traded equity instruments in developed countries (generally). This strategy involves identifying securities that are mispriced relative to related securities, groups of securities, or the overall market. Investment Managers that manage Long/Short Public Equity Investment Funds generally derive performance by establishing offsetting positions (a “long” and “short” position) based on perceived disparities in the relative values of the positions or portfolio of positions. Unlike “long only” managers, Long/Short Public Equity Investment Managers will almost always have “short” positions in stocks, and may also use a variety of other tools designed to enhance performance (e.g., leverage), mitigate risk and/or protect profits (e.g., market “puts” and “calls”, etc.). However, to be included in this Asset Class, a Long/Short Public Equity Investment Manager will have to be “net short” biased (i.e., in general, generate returns that have a negative correlation to the overall equity markets) or be “market neutral” (i.e., attempts to offset its “long” position with a corresponding “short” position so that there is no “net long” or “net short” position). On occasion, a manager within the strategy may run a net “long” position; provided, however, that the net “long” position will typically be less than those included in the traditional “long” equity portfolio.

The Long/Short Public Equity Investment Funds included in the Alternative Class will either be “market neutral” or have a net “short” bias. As a result, these Investment Funds typically tend to have little, if any, or negative correlation with traditional equity investments (as contrasted with Long/Short Public Equity Investment Managers in the Long Equity Portfolio, which will have a “net long” bias and thus would likely have a positive correlation to the broad equity markets or subsets thereof). See “Domestic & International Equity – Long/Short Public Equity.” A “net short” bias Investment Manager may utilize an equity index hedge to offset the impact of systemic equity risk on the Investment Fund’s short stock position. In addition, hedging can be accomplished through short sales and/or the use of index options and futures or other derivative products. Leverage may also be employed by the Investment Managers to enhance the risk/reward profile of the portfolio, although leverage also can increase the risk of greater portfolio losses. Short-selling relies on, among other things, fundamental analysis, in-depth knowledge of accounting, an understanding of public market pricing and/or industry research.

Investments may represent short-term trading opportunities or a longer-term fundamental judgment on the relative performance of a security. The key capabilities in long/short equity investing are in-depth fundamental and regulatory analysis, industry experience, and/or valuation and financial modeling. It is important to note that an Investment Manager may employ all or a portion of these capabilities in constructing its portfolio. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Investment Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

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Managed Futures/Other Derivative Products

The Managed Futures strategy generally consists of investing in Investment Funds that engage in speculative trading in the futures markets, options on commodity futures contracts and forward contracts. Such Investment Funds may trade portfolios of futures in U.S. and non-U.S. markets in an effort to capture passive risk premiums, and attempt to profit from anticipated trends in market prices. These Investment Funds generally rely on either technical or fundamental analysis or a combination thereof in making trading decisions and attempting to identify price trends. These Investment Funds may attempt to structure a diversified portfolio of liquid futures contracts including but not limited to stock index, interest rate, metals, energy and agricultural futures markets.

While the Fund may have one or more Investment Funds devoted to managed futures, it is not anticipated to be a significant aspect of the Fund’s overall portfolio. Further, certain of the Investment Funds described in this section may use futures and other derivatives to enhance portfolio performance or hedge certain risk. To the extent that an Investment Manager uses futures ancillary to its investment program, such managed futures will not be considered a separate investment strategy or Asset Class for the purpose of constructing the Fund’s portfolio.

In addition, the Adviser may decide to use futures or other derivatives in a Separate Account or in an account managed by the Adviser to provide a certain type of exposure for the overall portfolio. For example, the Adviser may decide that it is an opportune time to have greater overall exposure to the broad equity markets and purchase S&P futures to gain such exposure. In such cases, such futures shall be allocated to the Asset Class in which the Adviser is seeking to gain exposure (in the case of the S&P futures, in the “Domestic Equity” portfolio). There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Investment Manager or Adviser will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Commodities/Gold

The Commodities/Gold strategy consists of investing in Investment Funds that invest in or manage commodities or derivative contracts covering commodities, such as gold, other precious metals, agricultural commodities and certain other assets. These assets may be hedged through shorting the same or similar commodities or buying or selling derivative contracts relating to the same or similar commodities, but which may have different terms or maturity dates. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Investment Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Real Estate

The Real Estate strategy consists generally of investing in Investment Funds that are: (a) registered investment companies or managers that invest in real estate investment trusts (commonly known as “REITs”) and (b) private partnerships that make direct investments in (i) existing or newly constructed income-producing properties, including office, industrial, retail, and multi-family residential properties, (ii) raw land, which may be held for development or for the purpose of appreciation; and/or (iii) timber (whether directly or through a REIT or other Investment Fund). This strategy derives performance from accurately valuing the future income-producing capacity of a real estate property from its location, condition and previous operating history (cash flow, occupancy rates and expenses) relative to other fixed income or yield alternatives.

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REITs seek to optimize share value and increase cash flows by acquiring and developing new projects, upgrading existing properties or renegotiating existing arrangements to increase rental rates and occupancy levels. REITs must distribute 90% of their net earnings to shareholders in order to benefit from a special tax structure, which means they may pay high dividends. The value of a particular REIT can be affected by such factors as its need for cash flow, the skill of its management team, and defaults by its lessees or borrowers or the current interest rate environment relative to the yield being generated by a particular REIT. To a much lesser extent, conventional mortgage loans, participating mortgage loans, common or preferred stock of companies whose operations involve real estate (i.e., that primarily own or manage real estate), and collateralized mortgage obligations (“CMOs”) will be used as the investment vehicle of choice.

Investment Managers whose Investment Funds are private partnerships that invest in real estate typically offer the opportunity to generate high absolute returns, but without the liquidity offered by REITs. These Investment Managers will invest mainly in established properties with existing rent and expense schedules or in newly constructed properties with predictable cash flows or in which a seller agrees to provide certain minimum income levels. On occasion, these Investment Managers may invest in raw land, which may be acquired for appreciation or development purposes. These Investment Managers typically provide their investors with a current yield (generally from rental or lease income on properties) and will often seek to generate capital gains through the sale of properties. However, these Investment Managers often do not provide their investors with the right to redeem their investment in the Investment Fund, thus the investors only gain liquidity in their investment though the distribution of rental income and the ultimate liquidation or sale of real estate assets held by the Investment Fund.

Investment Funds may additionally invest in foreign real estate or real estate-related investments. The Fund will consider the special risks involved in foreign investing before investing in foreign real estate and will not invest unless an underlying Investment Fund has exhibited prior expertise in the foreign markets in which it invests.

Securities issued by private partnerships investing in real estate may be more illiquid than securities issued by other Investment Funds generally, because the partnerships’ underlying real estate investments may tend to be less liquid than other types of investments. The Adviser anticipates that it will invest primarily in investments that are not as illiquid as private real estate partnerships, and therefore the Fund may have little, if any, capital allocated to such partnerships, until the Adviser determines that, among other things, the Fund is large enough to have gained appropriate diversification. In addition, the Adviser anticipates that attractive opportunities to invest in private real estate partnerships will typically occur only periodically, as the Investment Managers in this asset class often only raise capital for new partnerships when existing partnerships are substantially invested.

Energy/Natural Resources

The Energy strategy consists generally of investing in Investment Funds that are: (a) registered investment companies or managers that invest in publicly-traded energy companies and (b) private partnerships that make direct investments in private or (sometimes) smaller publicly traded energy companies. The types of companies included within the “energy” sector will include a diverse range of energy industry sectors, including: oilfield service and equipment manufacturing sectors, exploration and production, technology, pipelines and storage, and power generation and transmission.

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The Adviser believes that the key capabilities necessary to successfully run the energy strategy include, among other things, comprehensive business operations analysis; competitive industry landscape analysis; accurate energy asset valuation; commodities valuation and market analysis; legal, environmental and other contingent liability analysis; ability to gauge management skill and effectiveness; ability to align interests of company management and the Investment Fund; and ability to ascertain the optimal financing vehicle and structure.

Generally, the Energy Investment Managers will engage in longer-term investments with lower portfolio turnover than many of the other investment strategies. Additionally, it is anticipated that the Energy strategy’s returns may exhibit relatively low correlation to the returns of the broader equity and bond markets as well as the other investment strategies in the Fund.

Securities issued by private partnerships investing in energy or natural resources may be more illiquid than securities issued by other Investment Funds generally, because the partnerships’ underlying energy and natural resources investments may tend to be less liquid than other types of investments. The Adviser anticipates that it will invest primarily in investments that are not as illiquid as such partnerships, and therefore the Fund may have little, if any, capital allocated to such partnerships, until the Adviser determines that, among other things, the Fund is large enough to have gained appropriate diversification. In addition, the Adviser anticipates that attractive opportunities to invest in private energy or natural resources partnerships will typically occur only periodically, as the Investment Managers in this asset class often only raise capital for new partnerships when existing partnerships are substantially invested.

In addition, the Fund may invest in other natural resources, such as timberlands, basic metals and other basic commodities. The Fund believes that all non-energy related investing will account for a modest portion of the overall portfolio (e.g., less than 5%).

Private Equity

Private Equity investing seeks to generate capital appreciation through investments in private companies in need of capital. The Private Equity strategy seeks to profit from, among other things, the inefficiencies inherent in these markets through valuation and due diligence analysis of available business opportunities. Over time, the Fund will attempt to invest in a group of Investment Funds that vary widely: sector, size, stage (venture, mezzanine, etc.), duration, liquidity, and the extent to which the Investment Managers take an active role in managing and operating the business. Additionally, it is expected that Investment Funds will engage in both direct investment and co-investment private equity deals. The Adviser believes that the key capabilities necessary to successfully structure private equity transactions include, among other things, comprehensive business operations analysis; competitive industry landscape analysis; legal, environmental and other contingent liability analysis; ability to gauge management skill and effectiveness; ability to align interests of company management and the Investment Fund; and ability to ascertain the optimal financing vehicle and structure. Finally, the eventual success or failure of Private Equity investing ultimately hinges on the ability of Investment Managers to attract and develop a steady flow of quality investment opportunities to analyze.

Securities issued by private partnerships investing in private equity investments may be more illiquid than securities issued by other Investment Funds generally, because the partnerships’ underlying private equity

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investments may tend to be less liquid than other types of investments. The Adviser anticipates that it will invest primarily in investments that are not as illiquid as private equity partnerships, and therefore the Fund may have little, if any, capital allocated to such partnerships, until the Adviser determines that, among other things, the Fund is large enough to have gained appropriate diversification. In addition, the Adviser anticipates that attractive opportunities to invest in private equity partnerships will typically occur only periodically, as the Investment Managers in this asset class often only raise capital for new partnerships when existing partnerships are substantially invested.

C. Additional Methods of Investing in Investment Funds

The Fund will typically invest directly in an Investment Fund by purchasing an interest in such Investment Fund. There may be situations, however, where an Investment Fund is not open or available for direct investment by the Fund. Such an instance may arise, for example, where the Fund’s proposed allocation does not meet an Investment Fund’s investment minimums. On occasions where the Adviser determines that an indirect investment is the most effective or efficient means of gaining exposure to an Investment Fund, the Fund may invest in an Investment Fund indirectly by purchasing a structured note or entering into a swap or other contract paying a return approximately equal to the total return of an Investment Fund. In each case, a counterparty would agree to pay to the Fund a return determined by the return of the Investment Fund, in return for consideration paid by the Fund equivalent to the cost of purchasing an ownership interest in the Investment Fund. Indirect investment through a swap or similar contract in an Investment Fund carries with it the credit risk associated with the counterparty. Indirect investments will generally be subject to transaction and other fees, which will reduce the value of the Fund’s investment. There can be no assurance that the Fund’s indirect investment in an Investment Fund will have the same or similar results as a direct investment in the Investment Fund, and the Fund’s value, and therefore the Fund’s value, may decrease as a result of such indirect investment. When the Fund makes an indirect investment in an Investment Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Investment Fund, such investment by the Fund may be subject to additional regulations.

DIRECTORS AND OFFICERS

[Note: The following reflects certain of the anticipated directors and officers of the Fund. As of the filing date of this Prospectus and Statement of Additional Information, Mr. A. Haag Sherman is the sole Director, Chief Executive Officer and Chief Financial Officer of the Fund.]

The Fund’s operations are managed under the direction and oversight of the Board. Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints officers of the Fund who are responsible for the Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Directors and officers of the Fund may also be directors or officers of some or all of the other registered investment companies managed by the Adviser or its affiliates (the “Fund Complex”). The table below shows, for each Director and executive officer, his or her full name, address and age, the position held with the Fund, the length of time served in that position, his or her principal occupations during the last five years, the number of portfolios in the Fund Complex overseen by the Director, and other directorships held by such Director.

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Interested Directors

Name, Address and Age*	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director
John A. Blaisdell(2) Age: 44 Address: c/o The Endowment Registered Fund L.P. 4265 San Felipe, Suite 900, Houston, Texas 77027	Director, Co-Principal Executive Officer	Since –2005	Member, Investment Committee of the Adviser, since January 2004; Managing Director of Salient, since December 2002; Chief Executive Officer of Wincrest Ventures, L.P., 1997- 2002.	3	0

Andrew B. Linbeck(2) Age: 40 Address: c/o The Endowment Registered Fund L.P. 4265 San Felipe, Suite 900, Houston, Texas 77027	Director, Co-Principal Executive Officer	Since –2005	Member, Investment Committee of the Adviser, since January 2004; Managing Director of Salient, since August 2002; Partner and executive officer of The Redstone Companies, L.P. and certain affiliates thereof (collectively, “Redstone”), 1998- 2002.	3	0

A. Haag Sherman(2) Age: 39 Address: c/o The Endowment Registered Fund L.P. 4265 San Felipe, Suite 900, Houston, Texas 77027	Director, Co-Principal Executive Officer	Since –2005	Member, Investment Committee of the Adviser, since January 2004; Managing Director of Salient, since August 2002; Partner and executive officer of Redstone, 1998-2002.	3	0

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Name, Address and Age*	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director
Mark W. Yusko(2) Age: 41 Address: c/o The Endowment Registered Fund L.P. 4265 San Felipe, Suite 900, Houston, Texas 77027	Director	Since –2005	Member, Investment Committee of the Adviser, since January 2004; President of Morgan Creek Capital Management, since July 2004; Principal, Hatteras Capital Management, since September 2003; Chief Investment Officer of the University of North Carolina at Chapel Hill, 1998-2004	3	0

*	Age as of December 31, 2004
(1)	The Fund Complex comprises The Endowment Registered Fund, L.P, The Endowment Master Fund, L.P. and The Endowment Fund, Inc.
(2)	Messrs. Blaisdell, Linbeck, Sherman and Yusko are each an “interested person” of the Fund because of their employment with the Adviser and/or Salient, an affiliate of the Adviser.

Independent Directors

Name, Address and Age*	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director

*	Age as of December 31, 2004
(1)	The Fund Complex comprises The Endowment Registered Fund, L.P, The Endowment Master Fund, L.P. and The Endowment Fund, Inc.

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Officers of the Fund Who Are Not Directors

Name, Address and Age*	Position(s) Held with Fund	Principal Occupation(s) During the Past 5 Years
Jeremy L. Radcliffe Age: 30 Address: c/o The Endowment Registered Fund L.P. 4265 San Felipe, Suite 900, Houston, Texas 77027	Chief Compliance Officer	Managing Director of Adviser, since January 2004; Partner and Managing Director of Salient, since August 2002; Partner and officer of Redstone, 1998-2002.

John E. Price Age: 37 Address: c/o The Endowment Registered Fund L.P. 4265 San Felipe, Suite 900, Houston, Texas 77027	Treasurer; Principal Financial Officer	Director and Chief Financial Officer of the Adviser, since January 2004; Partner and Director of Salient, since October 2003; Controller of Wincrest Ventures, L.P., 1997-2003.

Adam L. Thomas Age: 30 Address: c/o The Endowment Registered Fund L.P. 4265 San Felipe, Suite 900, Houston, Texas 77027	Secretary

Director of Adviser since January

2004; Partner and Director of

Salient, since September 2002;

Associate at Redstone, 2001-2002; Associate at Albrecht & Associates Inc., August 1996 through August 1999. Attended University of Texas Business School, 1999-2001.

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Additional Persons Involved in Portfolio Management of the Fund

Name, Address and Age*	Position(s) Held with Adviser	Principal Occupation(s) During the Past 5 Years
David Clifford Age: 27 Address: c/o The Endowment Registered Fund L.P. 4265 San Felipe, Suite 900, Houston, Texas 77027	Director	Director of Salient since February 2004; Associate at McKinsey & Company, from January 2002 to January 2004; Helsinki School of Economics, graduate student, from September 2000 to November 2001; University of Texas, student, from August 1996 to May 2000.

Bruce G. Garrison Age: 59 Address: c/o The Endowment Registered Fund L.P. 4265 San Felipe, Suite 900, Houston, Texas 77027	Director	Director of Salient since June 2003; Portfolio Manager - REITs of Pinnacle and certain affiliates thereof from May 1996.

Patrick Linbeck Age: 39 Address: c/o The Endowment Registered Fund L.P. 4265 San Felipe, Suite 900, Houston, Texas 77027	Director	Director of Salient, since September 2002; Managing Director of Linbeck Partners, L.L.C., 2000-2002; Associate at K2 Capital, L.P., 1998-2000.

Kristen H. Lindsay Age: 23 Address: c/o The Endowment Registered Fund L.P. 4265 San Felipe, Suite 900, Houston, Texas 77027	Analyst	Analyst of Salient since June, 2004; BA, Rice University, 2001-2004.

Michele Nezi-Marvin Age: 35 Address: c/o The Endowment Registered Fund L.P. 4265 San Felipe, Suite 900, Houston, Texas 77027	Director	Director of Salient since May, 2004; Divestiture Manager for Enron’s Energy and Technology Assets, 2001-2004; Portfolio Manager for Enron’s Principal Investments Group, 1999-2001.

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Name, Address and Age*	Position(s) Held with Adviser	Principal Occupation(s) During the Past 5 Years
J. Matthew Newtown Age: 32 Address: c/o The Endowment Registered Fund L.P. 4265 San Felipe, Suite 900, Houston, Texas 77027	Director	Partner of Salient, since November 2002; Associate at Redstone, 2000-2002; Associate at PaineWebber, Inc., 1998-2000.

Stephen D. Strake Age: 44 Address: c/o The Endowment Registered Fund L.P. 4265 San Felipe, Suite 900, Houston, Texas 77027	Managing Director	Managing Director of Salient since June 2003; President and Chief Operating Officer of Pinnacle Trust Co. since June 1996.

Melinda K. Towns Age: 30 Address: c/o The Endowment Registered Fund L.P. 4265 San Felipe, Suite 900, Houston, Texas 77027	Associate	Associate at Salient since May 2004; Associate in Human Resources department (1996-1998) and Forensic and Litigation Services department (1998-2001) for KPMG LLP; M.B.A. from the McCombs School of Business at the University of Texas at Austin (May, 2003); B.A. in Psychology from the University of Texas at Austin (December, 1995).

Vivian Natalie P. Valdepeñas Age: 27 Address: c/o The Endowment Registered Fund L.P. 4265 San Felipe, Suite 900, Houston, Texas 77027	Associate	Associate of Salient since October, 2003; Trader for Bank of Tokyo - Mitsubishi, 1998-2001; MBA, Rice University Jones Graduate School of Business, 2001-2003.

*	Age as of December 31, 2004

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The Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure the Fund’s compliance with applicable rules, regulations, and investment policies and addresses possible conflicts of interest. The Board evaluates the services received under the contracts with service providers by receiving reports covering investment performance, shareholder services, marketing, and the Adviser’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Board Committees

The Board has formed an audit committee (the “Audit Committee”) that is responsible for meeting with the Fund’s independent auditors, the Independent Administrator and corporate officers to review financial statements, reports, issues and compliance matters. Among the Audit Committee’s purposes are to assist Board oversight of (1) the integrity of the Fund’s financial statements and (2) the Fund’s compliance with legal and regulatory requirements. The Audit Committee also reports significant issues to the Board and makes recommendations regarding the selection, retention, or termination of the Fund’s auditors, evaluates their independence, and reviews their fees. The Audit Committee consists of [  ]. Only Independent Directors are eligible to serve on the Audit Committee.

The Board has authorized a valuation committee consisting of Messrs. Blaisdell, Linbeck, Sherman, Yusko, Price, Radcliffe and Thomas (see “MANAGEMENT OF THE FUND”) to serve as the Fund’s Valuation Committee. The Valuation Committee is not a Board committee. The Valuation Committee’s function, subject to the oversight of the Board, is generally to review the Fund’s valuation methodologies, valuation procedures of the underlying Investment Funds, valuation determinations, and any information provided to the Valuation Committee by the Adviser or the Independent Administrator. The Valuation Committee has been assigned to act in accordance with the Fund’s valuation procedures as approved by the Board. As a part of its responsibilities, the Valuation Committee reviews the valuation procedures of the underlying Investment Funds to determine whether such procedures are in compliance with the valuation procedures adopted by the Fund. Changes in its membership are subject to Board notification. The Board reviews matters arising from the Valuation Committee’s considerations.

In addition, the Adviser has established an Investment Committee, which is not a Board committee, but to which the Board has authorized the Adviser to delegate certain activities. The Investment Committee considers investment management policies and strategies, investment performance, risk management techniques, and securities trading practices and reports areas of concern to the Board.

The Fund is newly organized and, therefore, no meetings of the above committees have been held in the current fiscal year. All actions taken by a committee of the Board will be recorded and reported to the full Board at their next meeting following such actions.

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Directors’ Holdings

As of December 31, 2004, the dollar range of equity securities owned by each Director is set forth below.(1)

Name of Director	Dollar Range of Equity Securities in the Fund as of December 31, 2004(1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies as of December 31, 2004(1)
Independent Director

Directors who are “Interested Persons”
John A. Blaisdell	None	Over $100,000 (2)
Andrew B. Linbeck	None	Over $100,000 (2)
A. Haag Sherman	None	Over $100,000 (2)
Mark W. Yusko	None	Over $100,000

(1)	The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.
(2)	Includes an investment made by Salient (of which Messrs. Blaisdell, Linbeck and Sherman have beneficial ownership) and an investment over which Pinnacle Trust Company, a wholly-owned subsidiary of Salient, serves as trustee.

Independent Director Ownership of Securities

As of December 31, 2004, the Independent Directors (and their respective immediate family members) did not beneficially own securities of the Adviser or the Underwriter, or an entity controlling, controlled by or under common control with the Adviser or the Underwriter (not including registered investment companies).

Compensation for Directors

The Fund currently pays each Independent Director an annual fee of $[            ], paid quarterly, and a fee of $[            ] per Board meeting and $[            ] per each meeting of a committee of the Board. In the interest of retaining Independent Directors of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. In addition, the Fund reimburses each Independent Director for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Directors of the Fund receive no compensation. During the fiscal year ending December 31, 2005, the Independent Directors are expected to receive the following compensation:

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NAME OF DIRECTOR	AGGREGATE COMPENSATION FROM FUND(1)	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES(1)	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT(1)	TOTAL COMPENSATION FROM FUND AND FUND COMPLEX PAID TO DIRECTOR(1)
Interested Directors
John A. Blaisdell	$0	$0	$0	$0
Andrew B. Linbeck	$0	$0	$0	$0
A. Haag Sherman	$0	$0	$0	$0
Mark W. Yusko	$0	$0	$0	$0

Independent Directors
	$—	$0	$0	$—
	$—	$0	$0	$—
	$—	$0	$0	$—

(1)	The Fund has not completed its first full year since its organization. Therefore, the information furnished with respect to the Fund is an estimated amount for the Fund’s fiscal year ending December 31, 2005. Compensation from the Fund Complex is based on compensation paid by funds in the family of investments companies overseen by the Directors during the year ended December 31, 2004.

ADDITIONAL INFORMATION RELATING TO THE ADVISER AND THE SUB-ADVISERS

The Adviser’s Investment Committee Members

The Investment Committee is responsible for the day-to-day management of the Fund’s portfolio. The members of the Investment Committee (“Investment Committee Member”) are: Messrs. John A. Blaisdell, Andrew B. Linbeck, A. Haag Sherman and Mark W. Yusko.

Other Accounts Managed by the Investment Adviser

Certain Investment Committee Members, who are primarily responsible for the day-to-day management of the Fund, also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of February 1, 2005: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the Investment Committee Member; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

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Name of Investment Committee Member	Registered Investment Companies Managed by Investment Committee Member		Pooled Investment Vehicles Managed by Investment Committee Member		Other Accounts Managed by Portfolio Investment Committee Member
	Number*	Total Assets	Number	Total Assets	Number	Total Assets
John A. Blaisdell	2	$300 million	3	$91 million	>50	[>$	300 million	]1
Andrew B. Linbeck	2	$300 million	3	$91 million	>50	[>$	300 million	]1
A. Haag Sherman	2	$300 million	3	$91 million	>50	[>$	300 million	]1
Mark W. Yusko	2	$300 million	2	$154 million	5		$330 million2

1.	Messrs. Blaisdell, Linbeck and Sherman serve as principal executive officers of Salient Partners, which owns Salient Advisors, L.P., a registered investment adviser, and Pinnacle Trust Co., LTA, a trust company chartered under the laws of the state of Texas. In such capacities, Messrs. Blaisdell, Linbeck and Sherman have investment responsibilities on the clients of such entities. However, the number of accounts and asset figures cited in the table relate to the accounts and assets over which Messrs. Blaisdell, Linbeck and Sherman have discretion in their capacities as principal executive officers.
2.	Represents accounts on which Mr. Yusko advises.

Name of Investment Committee Member	Registered Investment Companies Managed by Investment Committee Member		Pooled Investment Vehicles Managed by Investment Committee Member		Other Accounts Managed by Investment Committee Member
	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
John A. Blaisdell	0	0	1	$54 million	0	0
Andrew B. Linbeck	0	0	1	$54 million	0	0
A. Haag Sherman	0	0	1	$54 million	0	0
Mark W. Yusko	0	0	2	$154 million	5	$330 million

Conflicts of Interest of the Adviser

From time to time, potential conflicts of interest may arise between an Investment Committee Member’s management of the investments of the Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the Investment Committee Member’s day-to-day management of a Fund. Because of their positions with the Fund, the Investment Committee Members know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the Investment Committee Members could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the Investment Committee Member’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the Investment Committee Member, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Performance Fees. A Investment Committee Member may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the Investment Committee Member in that the Member may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

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Compensation to Investment Committee Members

Messrs. Blaisdell, Linbeck, Sherman and Yusko own equity interests in the Adviser. As it relates to the Fund and other funds within the Fund Complex, Messrs. Blaisdell, Linbeck, Sherman and Yusko receive all of their compensation based on the size of the Fund and the other funds within the Fund Complex and the management and advisory fees charged thereon. Accordingly, they believe that a significant driver of their compensation is the performance of the Fund and the Fund Complex, which has a significant bearing on the ability to raise additional assets. Messrs. Blaisdell, Linbeck, Sherman and Yusko also own equity in the general partner of another fund, and are compensated directly on performance (based on an incentive allocation) and the size of the fund’s asset base. In addition, Messrs. Blaisdell, Linbeck and Sherman are partners and principal executive officers of Salient Partners (and affiliates), which pays them a base salary (but no bonus) and is obligated to make distributions of profits to them, as well as the other partners, on an annual basis. These individuals are responsible for the investment processes and management of Salient and its subsidiaries. Messrs. Blaisdell, Linbeck and Sherman believe that to the extent that they are successful in their investment endeavors, the greater the number of assets over time and the more significant their compensation from Salient.

Mr. Yusko is president and a partner of Morgan Creek Capital Management, which pays him a base salary and is anticipated to make distributions of profits above and beyond that which is necessary to operate the business. Mr. Yusko is chiefly responsible for the investment processes and management of Morgan Creek Capital Management. He believes that to the extent that he and the staff at Morgan Creek Capital Management are successful in their investment endeavors, the greater the number of assets over time and the more significant their compensation.

Securities Ownership of Investment Committee Members

The table below shows the dollar range of shares of the Fund beneficially owned as of February 1, 2005 by each Investment Committee Member.

Investment Committee Member	Dollar Range of Shares Owned
John A. Blaisdell	0
Andrew B. Linbeck	0
A. Haag Sherman	0
Mark W. Yusko	0

The Sub-Adviser

Sub-Adviser Principals

Persons responsible for the day-to-day management of the portions of the Fund’s assets that are managed by the [name of Sub-Adviser] are: [insert names] (each, a “Principal”).

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Other Accounts Managed by the Sub-Adviser

Certain portfolio managers who are primarily responsible for the day-to-day management of certain portions of the Fund’s assets, also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of [add date]: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

The table below must include only and all of those [name of Sub-Adviser] persons who are primarily involved in the portfolio management of the Fund’s assets:

Name of Principal	Registered Investment Companies Managed by Principal		Pooled Investment Vehicles Managed by Principal		Other Accounts Managed by Principal
	Number	Total Assets	Number	Total Assets	Number	Total Assets

Name of Investment Principal	Registered Investment Companies Managed by Principal		Pooled Investment Vehicles Managed by Principal		Other Accounts Managed by Principal
	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees

Conflicts of Interest

[Provide a description of any material conflicts of interest that may arise in connection with each Principal’s management of the Fund’s investments and the investments of the other accounts included in response above.]

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the Principal’s day-to-day management of a portion of the assets of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

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Investment Opportunities. A potential conflict of interest may arise as result of the Principal’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the Principal, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. [Name of Sub-Adviser] has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

Compensation

In their capacity as members of the Investment Committee, Messrs. Blaisdell, Linbeck, Sherman and Yusko have the responsibility of managing the portfolio of the Fund. Their compensation arrangements are set forth above. In addition, Messrs. Adam L. Thomas and [            ] have significant date-to-day duties in the management of the portfolio of the Fund, including providing analysis and recommendations on Asset Allocation and Investment Fund selection to the Investment Committee. Messrs. Thomas and [            ] own equity interests in the Adviser. In addition, Mr. Thomas receives an additional profits participation in the Adviser. As it relates to the Fund and other funds within the Fund Complex, Messrs. Thomas and [            ] receive all of their compensation based on the size of the Fund and the other funds within the Fund Complex and the management and advisory fees charged thereon. Accordingly, they believe that a significant driver of their compensation is the performance of the Fund and the Fund Complex, which has a significant bearing on the ability to raise additional assets. Messrs. Thomas and [            ] also own equity in the general partner of another fund (and Mr. Thomas also owns a profits interest in such general partner), and are compensated directly on performance (based on an incentive allocation) and the size of the fund’s asset base. In addition, Messrs. Thomas and [            ] are partners and officers of Salient Partners (and affiliates), which pays them a base salary and each may receive a bonus, and Salient Partners is obligated to make distributions of profits to them, as well as the other partners, on an annual basis. Messrs. Thomas and [            ] believe that to the extent that they are successful in their investment endeavors, the greater the number of assets over time and the more significant their compensation from Salient.

Securities Ownership

The table below shows the dollar range of shares of the Fund beneficially owned as of [add date], by each of Messrs. Thomas and [            ]:

Portfolio Manager	Dollar Range of Shares Owned
Adam L. Thomas	0

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LIQUIDITY REQUIREMENTS

The Fund’s portfolio is not subject to any minimum liquidity requirement.

CODE OF ETHICS

The Fund, the Adviser, each Sub-Adviser and the Placement Agent each has adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Fund, the Adviser and/or the Sub-Advisers from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined on the Internet from the SEC’s website at www.sec.gov. In addition, each code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

The Adviser’s code of ethics allows personnel to invest in securities for their own account, but requires compliance with the code’s pre-clearance requirements and other restrictions including “blackout periods” and minimum holding periods, subject to limited exceptions. The code of ethics requires prior approval of purchases of securities in initial public offerings or private placements.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser is owned by SEE (a limited liability company controlled by Messrs. Andrew B. Linbeck, Jeremy L. Radcliffe and A. Haag Sherman), Sanders Morris, MWY (a limited liability company controlled by Mark W. Yusko) and Messrs. John A. Blaisdell, J. Matthew Newtown, John E. Price and Adam L. Thomas (individually). Messrs. Blaisdell, Linbeck, Sherman and Yusko are also members of the Investment Committee of the Adviser. The Investment Committee makes all investment decisions on behalf of the Adviser, by majority vote of its members. The members of the Investment Committee are: Messrs. John A. Blaisdell, Andrew B. Linbeck, A. Haag Sherman and Mark W. Yusko. The foregoing individuals, together with SEE, Sanders Morris and MWY are collectively referred to herein as the “Principals.” Messrs. Blaisdell, Linbeck, Sherman and Yusko are also members of the Investment Committee of the Adviser. See “MANAGEMENT OF THE FUND—The Adviser.”

The Adviser and certain other entities controlled by the Principals manage investment programs which are similar to that of the Fund, and the Adviser and/or the Principals may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the Fund’s. See “CONFLICTS OF INTEREST.”

Investment Management Agreement and Sub-Advisory Agreements

Under the Investment Management Agreement, subject to the general supervision of the Board and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund.

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The Investment Management Agreement provides that the Adviser (or its delegate) will, subject to the Board’s oversight, provide investment advice consistent with the Fund’s investment objective and policies; buy, retain and sell the Fund’s portfolio investments; select brokers or dealers to execute transactions; prepare and make available to the Fund all necessary research and statistical data; maintain or cause to be maintained all required books, records, and reports, and other information not maintained or furnished by another service provider of the Fund; and all other services required in connection with management of the Fund. Under the sub-advisory agreements between the Adviser and each Sub-Adviser (each, a “Sub-Advisory Agreement”), the Sub-Advisers provide day-to-day investment management services with respect to such portions of the Fund’s assets as the Adviser in its discretion may determine from time to time.

The Investment Management Agreement and each Sub-Advisory Agreement became effective as of                     , 2005, and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement and each Sub-Advisory Agreement will continue in effect from year to year thereafter, but only so long as the continuance of such agreement is specifically approved at least annually by the affirmative vote of (i) a majority of the Directors who are not parties to the Investment Management Agreement or such Sub-Advisory Agreement or interested persons of any party to the Investment Management Agreement or such Sub-Advisory Agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to the Investment Management Agreement or such Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund’s Directors or the holders of a majority of the outstanding voting securities of the Fund.

In considering the Investment Management Agreement and each Sub-Advisory Agreement, the Directors considered several factors they believed, in their own business judgment, to be relevant in reviewing the Investment Management Agreement and each Sub-Advisory Agreement including, but not limited to the following: (i) the nature and quality of the services to be provided by the Adviser and each Sub-Adviser; (ii) the fairness of the compensation under the Investment Management Agreement and each Sub-Advisory Agreement in light of the services to be provided and fees paid by comparable funds; (iii) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of the Adviser and each Sub-Adviser; and (iv) the expenses to be borne by Shareholders. In reviewing these factors, the Board considered, among other things: (a) comparative data and other factors bearing on the quality of the services to be provided to the Fund and the cost to Shareholders; (b) factors relating to the Fund’s investments in Investment Funds, including the due diligence required in connection with such investments and the fees and expenses of the Investment Funds; and (c) the fact that the Fund is a closed-end fund that may periodically repurchase Interests from Shareholders. Based upon its review, the Board has determined that the Investment Management Agreement and each Sub-Advisory Agreement is in the best interest of the Fund and its Shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board, including by a unanimous vote of the Independent Directors, approved the Investment Management Agreement and, separately, each Sub-Advisory Agreement in turn.

The Investment Management Agreement and each Sub-Advisory Agreement is terminable at any time without penalty upon 60 days’ written notice by the Board, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Investment Management Agreement, or any Sub-Advisory Agreement, will terminate automatically with respect to the Fund in the event of its assignment, as defined in the Investment Company Act, provided that an assignment to a corporate successor to all or substantially all of the Adviser’s business or to a wholly owned subsidiary of such

37

corporate successor which does not result in a change of actual control or management of the Adviser’s business will not be deemed to be an assignment for the purposes of the Investment Management Agreement or such Sub-Advisory Agreement. Each Sub-Advisory Agreement will terminate upon the termination of the Investment Management Agreement.

Certain affiliates of the Adviser or a Sub-Adviser may provide services to the Investment Funds in compliance with applicable law.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

CUSTODIAN, ADMINISTRATOR TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

[            ] (the “Custodian”) will serve as the custodian for the Fund pursuant to a custodian agreement (“Custodian Agreements”) under which the Custodian maintains a separate account in the name of the Fund, holds and transfers portfolio securities on account of the Fund, accepts receipts and makes disbursements of money on behalf of the Fund, collects and receives all income and other payments and distributions on account of the Fund’s securities, maintains the Fund’s subscription agreements from investments made in the Investment Funds, and makes periodic reports to the Board concerning the Fund’s operations. The Fund may also enter into principal transactions with one or more affiliates of the Custodian.

[Name] (the “Independent Administrator”) shall serve as the Administrator of the Fund pursuant to an administration agreement (the “Administration Agreement”). In such capacity, the Independent Administrator shall provide certain accounting, valuation and reporting services.

[Name], [address], will serve as the Fund’s transfer agent and dividend disbursement agent, as well as the Plan Agent for the Fund’s Plan. The Fund will pay              a [monthly/quarterly] fee computed at an annual rate of             % (on an annualized basis) of the Fund’s month end assets. These fees will be paid out of the Fund’s assets, which will decrease the net profits or increase the net losses of the Fund. See “FUND EXPENSES.”

CONTROL PERSONS

As of                     , 2005, no person other than the Adviser owned of record or was known by the Fund to own beneficially 5% or more of the Shares.

INDEPENDENT AUDITORS

The Board has selected KPMG, LLP as the independent public accountants of the Fund. KPMG, LLP’s principal business address is located at 700 Louisiana, Suite 3100, Houston, TEXAS 77002.

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SUMMARY OF ARTICLES OF INCORPORATION

The following is a summary description of select provisions of the Fund’s Articles of Incorporation. Reference should be made to the complete text of the Articles of Incorporation filed as an exhibit to the Fund’s registration statement.

PORTFOLIO TRANSACTIONS

The Fund

It is the policy of the Fund to obtain best execution of its portfolio transactions taking into account certain factors as set forth below. In most instances, the Fund will purchase securities directly from an Investment Fund, and such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions may be subject to expenses.

The Fund contemplates that, consistent with the policy of obtaining the best net result, any brokerage transactions of the Fund may be conducted through affiliates of the Adviser. The Board has adopted procedures in conformity with Section 17(e) of the Investment Company Act to ensure that all brokerage commissions paid to affiliates are fair and reasonable. As discussed below, the Investment Funds may also conduct brokerage transactions through affiliates of the Adviser. Transactions for the Fund will not be effected on a principal basis with the Adviser, any of their affiliates, or other affiliates of the Fund (unless permitted under the Investment Company Act). However, such entities may effect brokerage transactions for the Fund (including Sanders Morris). These transactions would be effected in accordance with procedures adopted by the Fund pursuant to Section 17(e) of the Investment Company Act and rules and regulations promulgated thereunder. Among other things, Section 17(e) and those procedures provide that, when acting as broker for the Fund in connection with the sale of securities to or by the Fund, the Adviser or their affiliates may receive compensation not exceeding: (i) the usual and customary broker’s commission for transactions effected on a national securities exchange; (ii) 2% of the sales price for secondary distributions of securities; and (iii) 1% of the sales price for other purchases or sales. Brokerage transactions effected by the Investment Funds with the Adviser, the Placement Agent, or any of their affiliates will not be subject to the limitations imposed by Section 17(e) of the Investment Company Act.

The Fund will bear any commissions or spreads in connection with its portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer’s risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Adviser seeks to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Adviser considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great

39

majority of foreign stock exchanges, however, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Investment Funds

The Investment Funds will incur transaction expenses in the management of their portfolios, which will decrease the value of the Fund’s investment in the Investment Funds. In view of the fact that the investment program of certain of the Investment Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Investment Funds may be substantially greater than the turnover rates of other types of investment vehicles. In addition, the order execution practices of the Investment Funds may not be transparent to the Fund. Each Investment Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Adviser will have no direct or indirect control over the brokerage or portfolio trading policies employed by the investment advisers of the Investment Funds. The Adviser expects that each Investment Fund will generally select broker-dealers to effect transactions on the Investment Fund’s behalf substantially in the manner set forth below.

Each Investment Fund generally will seek reasonably competitive commission rates. However, Investment Funds will not necessarily pay the lowest commission available on each transaction, and may engage in transactions with broker-dealers based on different criteria than those considered by the Fund. Investment Funds may not be subject to the same regulatory restrictions on principal and agency transactions. It is anticipated that some Investment Funds may effect principal or agency transactions through affiliates of the Fund, including the Placement Agent or its affiliates. The Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Investment Funds.

No guarantee or assurance can be made that an Investment Fund’s brokerage transaction practices will be transparent or that the Investment Fund will establish, adhere to, or comply with its stated practices. However, as the Investment Funds are not investment companies registered under the Investment Company Act, they may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Investment Fund’s investment adviser or its affiliates rather than the Investment Fund.

As with the Fund, Investment Funds may make investments directly in the issuers of their underlying securities, and in some instances may not be subject to transaction expenses.

CALCULATION OF FEES

If, consistent with the provisions of the Articles of Incorporation and the Fund’s currently effective registration statement, the determination of net asset value is suspended or net asset value is otherwise not calculated on a particular day, then for purposes of calculating and accruing any fee payable by the Fund that is based on the Fund’s net asset value, such fee will be computed on the basis of the value of the Fund’s net assets as last calculated.

LEGAL COUNSEL

Dechert LLP serves as legal counsel to the Fund. The address for Dechert LLP is 1775 I St., N.W., Washington, DC 20006-2401.

40

PROXY VOTING POLICIES AND PROCEDURES

The Fund invests substantially all of its assets in securities of Investment Funds, many of which are private partnerships, limited liability companies or similar entities managed by Investment Managers (commonly referred to as “hedge funds”, “private equity funds” or “private funds”, etc.). These securities do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Adviser and/or the Fund may receive notices from such Investment Funds seeking the consent of holders in order to materially change certain rights within the structure of the security itself or change material terms of the Investment Funds’ limited partnership agreement, limited liability company operating agreement or similar agreement with investors. To the extent that the Fund receives notices or proxies from Investment Funds (or receives proxy statements or similar notices in connection with any other portfolio securities) or holds securities in a Separate Account (and thus retains or could retain some voting rights with respect to such securities), the Fund has delegated proxy voting responsibilities with respect to the Fund’s portfolio securities to the Adviser, subject to the Board’s general oversight and with the direction that proxies should be voted consistent with the Fund’s best economic interests.

The Adviser has adopted its own Proxy Voting Policies and Procedures for this purpose. As a general principle, the Adviser will vote to maximize shareholder value, while considering all relevant factors, and vote without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. If it is determined that a proxy presents a material conflict of interest, then the Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with the Adviser’s Proxy Voting Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third-party service if the Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not clients of the Adviser; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

With respect to securities held in the Separate Account that it advises, [name of Sub-Adviser] has adopted proxy voting policies and procedures that, among other things, seek to ensure that [name of Sub-Adviser] will vote proxies consistent with the best economic interests of its clients. These policies and procedures provide for certain general policies such as voting in favor of routine housekeeping items and against matters that cause board members to become entrenched or cause unequal voting rights. The policies provide that [name of Sub-Adviser] generally intends to consider the opinion of management, the effect on management, and the effect on shareholder value and the issuer’s business practices. In the event of a material conflict of interest, [name of Sub-Adviser] will determine whether it is appropriate to disclose the conflict to relevant clients, give the clients an opportunity to vote the proxies themselves, or address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

The Fund each will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The first such filing is due no later than August 31, 2005, for the twelve months ended June 30, 2005. Once filed, the Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling 1-800-725-9456 or (ii) by visiting the SEC’s website at www.sec.gov.

41

FINANCIAL STATEMENTS

KPMG, LLP are the Fund’s independent accountants providing audit and tax return preparation and consultation services in connection with the review of various Commission filings. The address of KPMG, LLP’s principal business address is located at 700 Louisiana, Suite 3100, Houston, TEXAS 77002.

The Statement of Assets and Liabilities of the Fund as of                     , 2005 and the Statement of Operations of the Fund for the one day then ended included in this Statement of Additional Information have been so included and are attached to this Statement of Additional Information in reliance on the report of KPMG, LLP, given on the authority of the firm as experts in auditing and accounting.

42

Appendix A

RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody’s Investors Service, Inc.

Moody’s Long-Term Ratings: Bonds and Preferred Stock

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

43

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings

There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

44

MIG 1/VMIG 1: This designation denotes superior quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor’s Ratings Service

Corporate and Municipal Bond Ratings

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

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CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

46

Commercial Paper Rating Definitions

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

47

PART C:

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Included in Part A: None

Included in Part B: To be filed by amendment.

(2)	Exhibits

	(a)	Articles of Incorporation - filed herein.

	(b)	Bylaws of Registrant. - filed herein

	(c)	Not applicable.

	(d)	Not applicable.

	(e)	Form of Dividend Reinvestment Plan.[1]

	(f)	Not applicable.

	(g)(1)	Form of Advisory Agreement between the Registrant and Endowment Advisers, L.P.[1]

	(g)(2)	Form of Subadvisory Agreement between the Registrant and Tanglewood Asset Management, LLC[1].

	(h)	Form of Underwriting Agreement.[1]

	(i)	Not applicable.

	(j)	Form of Custodian Agreement.[1]

	(k)(1)	Form of Administration Agreement.[1]

	(k)(2)	Form of Transfer Agency and Registrar Agreement.[1]

	(l)	Opinion and Consent of Counsel.[1]

	(m)	Not applicable.

(n)	Consent of Auditors.[1]

(o)	Not applicable.

(p)	Form of Purchase Agreement for Initial Capital.[1]

(q)	Not applicable.

(r)(1)	Form of Code of Ethics of the Registrant.[1]

(r)(2)	Form of Code of Ethics of Endowment Advisers, L.P.[1]

(r)(3)	Form of Code of Ethics of Principal Underwriter.[1]

[1]	To be filed by amendment.

Item 26. Marketing Arrangements

See the Underwriting Agreement (Item 24(2)(h)) to be filed by amendment.

Item 27. Other Expenses of Issuance and Distribution

All figures are estimates:

Registration fees	$	*
National Association of Securities Dealers, Inc. fee	$	*
Listing Fee	$	*
Directors’ fees	$	*
Transfer agent’s fees	$	*
Printing (other than stock certificates)	$	*
Accounting fees and expenses	$	*
Legal fees and expenses	$	*
Miscellaneous	$	*
Total	$	*

*	To be filed by amendment

Item 28. Persons Controlled by or Under Common Control With Registrant

Not applicable.

Item 29. Number of Holders of Securities

The Registrant currently has no securities outstanding.

Item 30. Indemnification

Article VI of the Registrant’s Articles of Incorporation states as follows:

A. Indemnification of Directors and Officers. The Corporation shall indemnify its Directors and officers to the fullest extent permitted by the Maryland General Corporation Law and the Investment Company Act. The Corporation shall indemnify its Directors and officers who, while serving as Directors or officers, also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Company or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”).

B. Advances. Any current or former Director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law and the Investment Company Act, without a preliminary determination of entitlement to indemnification (except as provided below). The person seeking advances shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (i) the person seeking advances shall provide security in form and amount acceptable to the Corporation for his undertaking; (ii) the Corporation is insured against losses arising by reason of the advance; or (iii) a majority of a quorum of Directors of the Corporation who are neither “interested persons” as defined in section 2(a)(19) of the Investment Company Act nor parties to the proceeding (“disinterested non-party directors”), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

C. Procedure. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law and the Investment Company Act, whether the standards required by this Article have been met. Indemnification shall be made only following:

(i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (A) the vote of a majority of a quorum of disinterested non-party directors or (B) an independent legal counsel in a written opinion.

D. Other Rights. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to Directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise.

E. Amendments. References in the Article are to the Maryland General Corporation Law and to the Investment Company Act. No amendment of these Articles of Incorporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

F. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation or who, while a Director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a Director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position; provided that no insurance may be purchased by the Corporation on behalf of any person against any liability to the Corporation or to its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”) may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

The description of the business of is set forth under the caption “MANAGEMENT OF THE FUND” in the Prospectus and in the Statement of Additional Information forming part of this Registration Statement.

The information as to the Directors and officers of Endowment Advisers, L.P. set forth in Endowment Advisers, L.P.’s Form ADV filed with the Securities and Exchange Commission on December 15, 2003 (File No. 801-62618) and as amended through the date hereof is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (a) the Registrant, (b) the Registrant’s Adviser and Administrator, (c) the Registrant’s custodian, and (d) the Registrant’s transfer agent. The address of each is as follows:

1.	The Endowment Fund, Inc.

4265 San Felipe, Suite 900

Houston, Texas 77027

2.	Endowment Advisers, L.P.

4265 San Felipe, Suite 900

Houston, Texas 77027

3.	[Custodian]

[address]

4.	[Transfer Agent]

[address]

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	The Registrant undertakes to suspend the offering of its shares until it amends its Prospectus if: (1) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

2.	Not Applicable.

3.	Not Applicable.

4.	The Registrant undertakes:

a.	To file during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b.	That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

c.	To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

5.	Not applicable.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston in the state of Texas on the 28 day of February, 2005.

THE ENDOWMENT FUND, INC.

By:	/s/ A. Haag Sherman
Name:	A. Haag Sherman
Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following person in the capacities and on the date indicated:

Signature	Title	Date
/s/ A. Haag Sherman A. Haag Sherman	Director, Principal Executive Officer, and Principal Financial and Accounting Officer	February 28, 2005

EXHIBITS

(a) Articles of Incorporation

(b) Bylaws